As filed with Securities and Exchange Commission on April 28, 2005



                                                             FILE NO. 333-109581


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                          POST-EFFECTIVE AMENDMENT NO. 2


                     TO FORM S-3 REGISTRATION STATEMENT

                        UNDER THE SECURITIES ACT OF 1933
              ----------------------------------------------------
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
             (Exact Name of Registrant as specified in its Charter)

New York                                6311                        06-0992729
(State or other                 (Primary Standard               I.R.S. Employer
jurisdiction of         Industrial Classification Number)     Identification No.
incorporation or
organization)
                           733 THIRD AVENUE, 4TH FLOOR
                            NEW YORK, NEW YORK 10017
                                 (212) 551-5440
               (Address, including zip code, and telephone number,
                      including area code, or registrant's
                          principal executive offices)

                            CHRISTINE A. NIXON, ESQ.
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                       c/o AIG RETIREMENT SERVICES, INC.
                              1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
            (Name, address, including zip code, and telephone number,
                    including area code of agent for service)
               --------------------------------------------------

      Approximate date of commencement of proposed sale to the public: As soon after the effective date of this Registration Statement as is practicable.

      If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

      If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

      If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _____________

      If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _____________

              ----------------------------------------------------

      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), shall determine.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
                          FS VARIABLE SEPARATE ACCOUNT

                     POLARIS II VARIABLE ANNUITY PROSPECTUS
                               (F-3023-PRO (5/05))
                                DATED MAY 2, 2005
                                       AND

                       POLARIS VARIABLE ANNUITY PROSPECTUS
                              (F-1319-PRO.2 (5/05))
                              (F-1878-PRO.2 (5/05))
                                DATED MAY 2, 2005
                                       AND

          WM DIVERSIFIED STRATEGIES III NY VARIABLE ANNUITY PROSPECTUS
                               (N-3794-PRO (5/05))
                                DATED MAY 2, 2005
--------------------------------------------------------------------------------

The following language shall be added as page 2, prior to the Table of Contents, of each prospectus referenced above:

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

First SunAmerica Life Insurance Company's (the "Company") Annual Report on Form 10-K for the year ended December 31, 2004, and its quarterly reports on Form 10-Q, File No. 033-81474, are incorporated herein by reference. The Company files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and 10-Q, electronically pursuant to EDGAR under CIK 0000926897.

All documents or reports filed by the Company under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus are also incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supersede documents incorporated herein by reference.

The Company is subject to the informational requirements of the Exchange Act. We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

Washington, District of Columbia                  Chicago, Illinois
450 Fifth Street, N.W., Room 1024                 500 West Madison Street
Washington, DC 20549                              Chicago, IL 60661

                                                  New York, New York
                                                  233 Broadway
                                                  New York, NY 10279

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.



                                   Page 1 of 2
               Please keep this Supplement with your prospectus.

The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

               First SunAmerica Life Insurance Company
               Annuity Service Center
               P.O. Box 54299
               Los Angeles, California 90054-0299
               Telephone Number:  (800) 99NY-SUN

SECURITES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION

Indemnification for liabilities arising under the Securities Act of 1933 (the "Act") is provided to the Company's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the Act and unenforceable. If a claim for indemnification against such liabilities (other than for payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of the Company in connection with the securities registered under this prospectus, the Company will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. The Company will be governed by final judgment of the issue. However, if in the opinion of the Company's counsel this issue has been determined by controlling precedent, the Company will not submit the issue to a court for determination.


Dated:  May 2, 2005


                                   Page 2 of 2
                Please keep this Supplement with your prospectus.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
                          FS VARIABLE SEPARATE ACCOUNT

                                SUPPLEMENT TO THE
                   POLARIS CHOICE VARIABLE ANNUITY PROSPECTUS
                               (F-3795-PRO (5/05))
                                DATED MAY 2, 2005
                                       AND

                     POLARIS II VARIABLE ANNUITY PROSPECTUS
                               (F-3802-PRO (5/05))
                                DATED MAY 2, 2005
--------------------------------------------------------------------------------


THE POLARIS INCOME REWARDS FEATURE IS NOT CURRENTLY AVAILABLE.





Date:  May 2, 2005

                Please keep this Supplement with your Prospectus
                                   Page 1 of 1

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
                          FS VARIABLE SEPARATE ACCOUNT
  ----------------------------------------------------------------------------

           SUPPLEMENT TO THE POLARIS II PROSPECTUS DATED MAY 2, 2005
                                 ("SUPPLEMENT")

The following information is provided to offer the optional Polaris Rewards Program. The sections shown here supplement those in the Prospectus, if the Polaris Rewards Program is elected.

This variable annuity provides an optional payment enhancement feature. If you elect this feature, in exchange for payment enhancements credited to your contract, your surrender charge schedule will be longer and greater than if you chose not to elect this feature. These withdrawal charges may offset the value of any payment enhancement, if you make an early withdrawal.

If you elect to participate in the Polaris Rewards Program at contract issue, we contribute an Upfront Payment Enhancement and, if applicable, a Deferred Payment Enhancement to your contract in conjunction with each Purchase Payment you invest during the life of your contract. If you elect to participate in this Program, all Purchase Payments are subject to a nine year withdrawal charge schedule. These withdrawal charges may offset the value of any bonus, if you make an early withdrawal. You may not elect to participate in this Program if you are age 81 or older at the time of contract issue. Amounts we contribute to your contract under this Program are considered earnings and are allocated to your contract as described below.

HIGHLIGHTS
-------------------

WE ALSO OFFER PRODUCTS THAT DO NOT OFFER THE POLARIS REWARDS PROGRAM. GENERALLY, PRODUCTS WITHOUT THE POLARIS REWARDS PROGRAM HAVE THE SAME MORTALITY AND EXPENSE RISK CHARGES AS PRODUCTS WITH THE POLARIS REWARDS PROGRAM. HOWEVER, CONTRACTS WITHOUT THE POLARIS REWARDS PROGRAM HAVE A SHORTER AND LOWER SURRENDER CHARGE SCHEDULE.

                Please keep this Supplement with your Prospectus

GLOSSARY
----------------

To describe the Polaris Rewards Program, we use the following defined terms:

PAYMENT ENHANCEMENT(S) - The amount(s) allocated to your contract by us under the Polaris Rewards Program. Payment Enhancements are calculated as a percentage of your Purchase Payments and are considered earnings.

POLARIS REWARDS PROGRAM - A program that provides a payment enhancement in exchange for a surrender charge that declines over 9 years.

Any other capitalized terms used in this Supplement have the same meaning as the term defined in the Prospectus.

FEE TABLE
-----------------

EXPENSES FOR CONTRACTS WITH POLARIS REWARDS

MAXIMUM OWNER TRANSACTION EXPENSES
Maximum Withdrawal Charges (as a percentage of each Purchase Payment)(1) 9%

(1)WITHDRAWAL CHARGE (AS A PERCENTAGE OF EACH PURCHASE PAYMENT)

YEARS                    1     2     3     4     5     6     7     8     9    10
-----                   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
With Polaris Rewards    9%    9%    8%    7%    6%    5%    4%    3%    2%    0%

After a Purchase Payment has been in the contract for nine complete years, withdrawal charges no longer apply to that Purchase Payment. The other expenses in the contract remain the same.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     MAXIMUM AND MINIMUM EXPENSE EXAMPLES WITH THE POLARIS REWARDS PROGRAM
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in the contract, with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract maintenance fee, separate account annual expenses, fees for optional features and expenses of the Underlying Funds of the Trusts.

The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the Underlying Funds are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
----------------------------------------------
(ASSUMING MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSE OF 1.52% AND INVESTMENT IN THE UNDERLYING FUND WITH TOTAL EXPENSES OF 1.85%)
    (1) If you surrender your contract at the end of the applicable time period and you elect the Optional Polaris Income Rewards feature (0.65% for years 0-7 and 0.45% for years 8-10):

                      1 YEAR                    3 YEARS                    5 YEARS                    10 YEARS
                =====================================================================================================
                      $1,317                    $,2062                     $2,723                      $4,284
                =====================================================================================================

    (2)    If you annuitize your contract at the end of applicable time period:

                      1 YEAR                    3 YEARS                    5 YEARS                    10 YEARS
                =====================================================================================================
                      $ 340                     $1,036                     $1,755                      $3,658
                =====================================================================================================

    (3) If you do not surrender your contract and you elect the Optional Polaris Income Rewards feature (0.65% for years 0-7 and 0.45% for years 8-10):

                      1 YEAR                    3 YEARS                    5 YEARS                    10 YEARS
                =====================================================================================================
                      $ 417                     $1,262                     $2,123                      $4,284
                =====================================================================================================

MINIMUM EXPENSE EXAMPLES
---------------------------------------------
(ASSUMING MINIMUM SEPARATE ACCOUNT ANNUAL EXPENSE OF 1.52% AND INVESTMENT IN THE UNDERLYING FUND WITH TOTAL EXPENSES OF 0.55%)
    (1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

                      1 YEAR                    3 YEARS                    5 YEARS                    10 YEARS
                =====================================================================================================
                      $1,119                    $1,476                     $1,760                      $2,497
                =====================================================================================================

    (2)    If you annuitize your contract at the end of applicable time period:

                      1 YEAR                    3 YEARS                    5 YEARS                    10 YEARS
                =====================================================================================================
                      $ 210                     $  649                     $1,114                      $2,400
                =====================================================================================================

    (3) If you do not surrender your contract and you do not elect any optional features:

                      1 YEAR                    3 YEARS                    5 YEARS                    10 YEARS
                =====================================================================================================
                      $ 219                     $  676                     $1,160                      $2,497
                =====================================================================================================

NOTE: Expense examples reflect participation in the Polaris Rewards Program and therefore use the Polaris Rewards surrender charge schedule and a 2% upfront Payment Enhancement.

POLARIS REWARDS PROGRAM
----------------------------------------------

If you are age 80 or younger at the time your contract is issued you may elect to participate in this program. If you elect to participate in the Polaris Rewards program at contract issue, we contribute an upfront Payment Enhancement and, if available, a deferred Payment Enhancement to your contract in conjunction with each Purchase Payment you invest during the life of your contract. If you elect to participate in this program, all Purchase Payments are subject to a nine year withdrawal charge schedule. These withdrawal charges may offset the value of any Payment Enhancement, if you make an early withdrawal. Amounts we contribute to your contract under this program are considered earnings and are allocated to your contract as described below. There may be scenarios in which due to negative market conditions and your inability to remain invested over the long-term, a contract with the Polaris Rewards program may not perform as well as the contract without the feature.

Purchase Payments may not be invested in dollar cost averaging Fixed Accounts if you participate in the Polaris Rewards program. However, you may use other Fixed Account options, if available, as a source account for dollar cost averaging.

Enhancement Levels

Each enhancement level is a range of dollar amounts, which may correspond to different enhancement rates and dates. The enhancement level applicable to your initial Purchase Payment is determined by the amount of that initial Purchase Payment. With respect to any subsequent Purchase Payments we determine your enhancement level by adding your contract value on the date we receive each subsequent Purchase Payment to the amount of the subsequent Purchase Payment. Enhancement levels may change from time to time, at our sole discretion.

Upfront Payment Enhancement

An upfront Payment Enhancement is an amount we add to your contract on the day we receive a Purchase Payment. We calculate an upfront Payment Enhancement amount as a percentage of each Purchase Payment. We refer to this percentage amount as the upfront Payment Enhancement rate. We periodically review and establish the upfront Payment Enhancement rate, which may increase or decrease at any time, but will never be less than 2%. The applicable upfront Payment Enhancement rate is the rate in effect for the applicable enhancement level at the time we receive each Purchase Payment under your contract. The upfront Payment Enhancement amounts are allocated among Variable Portfolios and the available Fixed Account options according to the current allocation instructions on file when we receive each Purchase Payment.

Deferred Payment Enhancement

A deferred Payment Enhancement is an amount we may add to your contract on a stated future date (the "deferred Payment Enhancement date"). We calculate a deferred Payment Enhancement amount, if applicable, as a percentage of each Purchase Payments received at the time we receive the Purchase Payment. We refer to this percentage amount as the deferred Payment Enhancement rate. We periodically review and establish the deferred Payment Enhancement rates and deferred Payment Enhancement dates. The deferred Payment Enhancement rate being offered may increase, decrease or be eliminated by us at any time. The deferred Payment Enhancement date, if applicable, may change at any time. The applicable deferred Payment Enhancement date and deferred Payment Enhancement rate are those which may be in effect for the applicable enhancement level at the time when we receive each Purchase Payment. Any applicable deferred Payment Enhancement, when credited, is allocated to the Cash Management Variable Portfolio.

If you withdraw any portion of a Purchase Payment, to which a deferred Payment Enhancement applies, prior to the deferred Payment Enhancement date, we reduce the amount of the corresponding deferred Payment Enhancement in the same proportion that your withdrawal (and any fees and charges associated with such withdrawals) reduces that Purchase Payment. For purposes of determining the deferred Payment Enhancement, withdrawals are assumed to be taken from earnings first, then from Purchase Payments, on a first-in-first-out basis.

An illustration of how we calculate any applicable Deferred Payment Enhancement amount can be found at the end of this supplement in the APPENDIX -- POLARIS REWARDS PROGRAM EXAMPLES.

We will not allocate any applicable deferred Payment Enhancement to your contract if any of the following circumstances occurs prior to the deferred Payment Enhancement date:
        --      You surrender your contract;
        --      A death benefit is paid on your contract;
        --      You switch to the Income Phase of your contract; or
        --      You fully withdraw the corresponding Purchase Payment.

90 Day Window

As of the 90th day after your contract was issued, we will total your Purchase Payments less withdrawals made over those 90 days, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments, less withdrawals, bring you to an enhancement level which, as of the date we issued your contract, would have provided for a higher upfront and/or deferred Payment Enhancement rate on each Purchase Payment, you will get the benefit of the enhancement rate(s) that were applicable to that higher enhancement level at the time your contract was issued ("Look Back Adjustment"). We will add any applicable upfront Look Back Adjustment to your contract on the 90th day following the date of contract issue. We will send you a confirmation indicating any applicable upfront and/or deferred Look Back Adjustment, on or about the 90th day following the date of contract issuance. We will allocate any applicable upfront Look Back Adjustment according to your then current allocation instructions on file for subsequent Purchase Payments at the time we make the contribution and if applicable, to the Cash Management Variable Portfolio, for a deferred Look Back Adjustment.

An example of a Look-Back Adjustment can be found at the end of this supplement in the APPENDIX -- POLARIS REWARDS PROGRAM EXAMPLES.

CURRENT ENHANCEMENT LEVELS

The Enhancement Levels, Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement date applicable to all Purchase Payments as of the date of this prospectus are:

    --------------------------------------------------------------------------------------------------------
          ENHANCEMENT              UPFRONT PAYMENT           DEFERRED PAYMENT           DEFERRED PAYMENT
             LEVEL                ENHANCEMENT RATE           ENHANCEMENT RATE           ENHANCEMENT DATE
    --------------------------------------------------------------------------------------------------------
     Under $40,000                       2%                         0%                         N/A
    --------------------------------------------------------------------------------------------------------
     $40,000-$99,999                     4%                         0%                         N/A
    --------------------------------------------------------------------------------------------------------
     $100,000-$499,999                   4%                         1%                 Nine years from the
                                                                                              date
                                                                                         we receive each
                                                                                        Purchase Payment.
    --------------------------------------------------------------------------------------------------------
     $500,000-more                       5%                         1%                 Nine years from the
                                                                                              date
                                                                                         we receive each
                                                                                        Purchase Payment.
    --------------------------------------------------------------------------------------------------------

If a Spousal Continuation of the contract occurs, Deferred Payment Enhancements will be allocated as they would have been under the original contract.

If you elect Polaris Rewards and decide to cancel your contract during the Right to Examine period, we will refund to you the value of your contract on the day we receive your request minus the Right to Examine Payment Adjustment. The Right to Examine Payment Adjustment is equal to the lesser of (1) the value of any Payment Enhancement(s) on the day we receive your Right to Examine request; or
(2) the Payment Enhancement amount(s), if any, which we allocate to your contract. Thus, you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the Right to Examine period.

If you contract was issued as an IRA and you cancel your contract during the Right to Examine period, we return the greater of (1) your Purchase Payments; or
(2) the value of your contract minus the Right to Examine Payment Enhancement Deduction.

The Polaris Rewards program may not be available through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative regarding the availability of this program.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE POLARIS REWARDS PROGRAM (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                        POLARIS REWARDS PROGRAM EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

I.     DEFERRED PAYMENT ENHANCEMENT
If you elect to participate in the Polaris Rewards Program at contract issue, we contribute at least 2% of each Purchase Payment to your contract for each Purchase Payment we receive as an Upfront Payment Enhancement. Any applicable Deferred Payment Enhancement is allocated to your contract on the corresponding Deferred Payment Enhancement Date and, if declared by the Company, is a percentage of your remaining Purchase Payment on the Deferred Payment Enhancement Date. Deferred Purchase Payment Enhancements are reduced proportionately by partial withdrawals of that Purchase Payment prior to the Deferred Payment Enhancement Date.

The examples that follow assume an initial Purchase Payment of $125,000 and that the Deferred Payment Enhancement is 1%.

For purposes of the example, the Deferred Payment Enhancement Date is the 9th anniversary of the Purchase Payment.

EXAMPLE 1 - NO WITHDRAWALS ARE MADE
The Upfront Payment Enhancement allocated to your contract is $2,500 (2% of $125,000).

On your 9th contract anniversary, the Deferred Payment Enhancement Date, your Deferred Payment Enhancement of $1,250 (1% of your remaining Purchase Payment or $125,000) will be allocated to your contract.

EXAMPLE 2 - WITHDRAWAL MADE PRIOR TO DEFERRED PAYMENT ENHANCEMENT DATE As in Example 1, your Upfront Payment Enhancement is $2,500.

This example also assumes the following:
    1.     Your contract value on your 5th contract anniversary is $190,000.
    2.     You request a withdrawal of $75,000 on your 5th contract anniversary.
    3.     No subsequent Purchase Payments have been made.
    4.     No prior withdrawals have been taken.
    5.     Funds are not allocated to any of the MVA Fixed Accounts.

On your 5th contract anniversary, your penalty-free earnings in the contract are $65,000 ($190,000 contract value less your $125,000 investment in the contract). Therefore, you are withdrawing $10,000 of your initial Purchase Payment. Your contract value will also be reduced by a $500 withdrawal charge on the $10,000 Purchase Payment (5% of $10,000). Your gross withdrawal is $75,500 of which $10,500 constitutes part of your Purchase Payment.

The withdrawal of $10,500 of your $125,000 Purchase Payment is a withdrawal of 8.4% of your Purchase Payment. Therefore, only 91.6%, or $114,500, of your initial Purchase Payment remains in your contract.

On your 9th contract anniversary, the Deferred Payment Enhancement Date, assuming no other transactions occur affecting the Purchase Payment, we allocate your Deferred Payment Enhancement of $1,145 (1% of your remaining Purchase Payment, $114,500) to your contract.

II.     90 DAY WINDOW

The following hypothetical examples assume that the Company is offering Upfront and Deferred Payment Enhancements in accordance with this chart at the time each Purchase Payment is received:

    --------------------------------------------------------------------------------------------------------
          ENHANCEMENT              UPFRONT PAYMENT           DEFERRED PAYMENT           DEFERRED PAYMENT
             LEVEL                ENHANCEMENT RATE           ENHANCEMENT RATE           ENHANCEMENT DATE
    --------------------------------------------------------------------------------------------------------
     Under $40,000                       2%                         0%                         N/A
    --------------------------------------------------------------------------------------------------------
     $40,000-$99,999                     4%                         0%                         N/A
    --------------------------------------------------------------------------------------------------------
     $100,000-$499,999                   4%                         1%                 Nine years from the
                                                                                              date
                                                                                         we receive each
                                                                                        Purchase Payment.
    --------------------------------------------------------------------------------------------------------
     $500,000-more                       5%                         1%                 Nine years from the
                                                                                      date we receive each
                                                                                        Purchase Payment.
    --------------------------------------------------------------------------------------------------------

Contracts issued with the Polaris Rewards feature may be eligible for a "Look-Back Adjustment." As of the 90th day after your contract was issued, we will total your Purchase Payments remaining in your contract at that time, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an Enhancement Level which, as of the date we issued your contract, would have provided for a higher Upfront and/or Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued.

This example assumes the following:
     1. Above Enhancement Levels, Rates and Dates throughout the first 90 days.
     2.     No withdrawal in the first 90 days.
     3.     Initial Purchase Payment of $35,000 on December 1, 2000.
     4.     Subsequent Purchase Payment of $40,000 on January 15, 2001.
     5.     Subsequent Purchase Payment of $25,000 on January 30, 2001.
     6.     Subsequent Purchase Payment of $7,500 on February 12, 2001.

ENHANCEMENT AT THE TIME PAYMENTS ARE RECEIVED

    -------------------------------------------------------------------------------------------------------------
                                                                                                    DEFERRED
           DATE OF                PURCHASE              UPFRONT               DEFERRED              PAYMENT
          PURCHASE                PAYMENT               PAYMENT               PAYMENT             ENHANCEMENT
           PAYMENT                 AMOUNT             ENHANCEMENT           ENHANCEMENT               DATE
    -------------------------------------------------------------------------------------------------------------
     December 1, 2000             $35,000                  2%                    0%                   N/A
    -------------------------------------------------------------------------------------------------------------
     January 15, 2001             $40,000                  4%                    0%                   N/A
    -------------------------------------------------------------------------------------------------------------
     January 30, 2001             $25,000                  4%                    1%             January 30, 2010
    -------------------------------------------------------------------------------------------------------------
     February 12, 2001             $7,500                  4%                    1%            February 12, 2010
    -------------------------------------------------------------------------------------------------------------

ENHANCEMENT ADJUSTMENT ON THE 90(TH) DAY FOLLOWING CONTRACT ISSUE

The sum of all Purchase Payments made in the first 90 days of the contract equals $107,500. According to the Enhancement Levels in effect at the time this contract was issued, a $107,500 Purchase Payment would have received a 4% Upfront Payment Enhancement and a 1% Deferred Payment Enhancement. Under the 90 Day Window provision all Purchase Payments made within those first 90 days would receive the benefit of the parameters in place at the time the contract was issued, as if all of the Purchase Payments were received on the date of issue. Thus, the first two Purchase Payments would be adjusted on the 90th day following contract issue, as follows:

    -------------------------------------------------------------------------------------------------------------
                                                                                                    DEFERRED
           DATE OF                PURCHASE              UPFRONT               DEFERRED              PAYMENT
          PURCHASE                PAYMENT               PAYMENT               PAYMENT             ENHANCEMENT
           PAYMENT                 AMOUNT             ENHANCEMENT           ENHANCEMENT               DATE
    -------------------------------------------------------------------------------------------------------------
     December 1, 2000             $35,000                  4%                    1%             December 1, 2009
    -------------------------------------------------------------------------------------------------------------
     January 15, 2001             $40,000                  4%                    1%             January 15, 2010
    -------------------------------------------------------------------------------------------------------------
     January 30, 2001             $25,000                  4%                    1%             January 30, 2010
    -------------------------------------------------------------------------------------------------------------
     February 12, 2001             $7,500                  4%                    1%            February 12, 2010
    -------------------------------------------------------------------------------------------------------------

Date: May 2, 2005

                Please keep this Supplement with your Prospectus

                               [POLARIS II LOGO]

                                   PROSPECTUS

                                  MAY 2, 2005



Please read this prospectus carefully         FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
before investing and keep it for                  issued by
future reference. It contains                 FIRST SUNAMERICA LIFE INSURANCE COMPANY
important information about the                   in connection with
variable annuity.                             FS VARIABLE SEPARATE ACCOUNT
                                              The annuity has several investment choices - both fixed account options and Variable
To learn more about the annuity               Portfolios listed below. The Variable Portfolios are part of the American Funds
offered in this prospectus, you can           Insurance Series ("AFIS"), the Anchor Series Trust ("AST"), the Lord Abbett Series
obtain a copy of the Statement of             Fund, Inc. ("LASF"), the SunAmerica Series Trust ("SAST") and the Van Kampen Life
Additional Information ("SAI") dated          Investment Trust ("VKT").
May 2, 2005. The SAI has been filed
with the United States Securities and         STOCKS:
Exchange Commission ("SEC") and is                MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
incorporated by reference into this                 - Aggressive Growth Portfolio                                              SAST
prospectus. The Table of Contents of                - Blue Chip Growth Portfolio                                               SAST
the SAI appears at the end of this                  - "Dogs" of Wall Street Portfolio*                                         SAST
prospectus. For a free copy of the                  - Growth Opportunities Portfolio                                           SAST
SAI, call us at 1-800-99NY-SUN or                 MANAGED BY ALLIANCEBERNSTEIN
write to us at our Annuity Service                  - Small & Mid Cap Value Portfolio                                          SAST
Center, P.O. Box 54299, Los Angeles,              MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
California 90054-0299.                              - Alliance Growth Portfolio                                                SAST
                                                    - Global Equities Portfolio                                                SAST
In addition, the SEC maintains a                    - Growth-Income Portfolio                                                  SAST
website (http://www.sec.gov) that                 MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
contains the SAI, materials                         - American Funds Global Growth Portfolio                                   AFIS
incorporated by reference and other                 - American Funds Growth Portfolio                                          AFIS
information filed electronically with               - American Funds Growth-Income Portfolio                                   AFIS
the SEC by the Company.                           MANAGED BY DAVIS ADVISORS
                                                    - Davis Venture Value Portfolio                                            SAST
ANNUITIES INVOLVE RISKS, INCLUDING                  - Real Estate Portfolio                                                    SAST
POSSIBLE LOSS OF PRINCIPAL, AND ARE               MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA
NOT A DEPOSIT OR OBLIGATION OF, OR                  - Federated American Leaders Portfolio*                                    SAST
GUARANTEED OR ENDORSED BY, ANY BANK.                - Telecom Utility Portfolio                                                SAST
THEY ARE NOT FEDERALLY INSURED BY THE             MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT, L.P.
FEDERAL DEPOSIT INSURANCE                           - Goldman Sachs Research Portfolio                                         SAST
CORPORATION, THE FEDERAL RESERVE                  MANAGED BY LORD, ABBETT & CO
BOARD OR ANY OTHER AGENCY.                          - Lord Abbett Growth and Income Portfolio                                  LASF
                                                  MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
                                                    - Marsico Growth Portfolio                                                 SAST
                                                  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                    - MFS Massachusetts Investors Trust Portfolio                              SAST
                                                    - MFS Mid-Cap Growth Portfolio                                             SAST
                                                  MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC
                                                    - Emerging Markets Portfolio                                               SAST
                                                    - International Growth and Income Portfolio                                SAST
                                                    - Putnam Growth: Voyager Portfolio                                         SAST
                                                  MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
                                                    - Foreign Value Portfolio                                                  SAST
                                                  MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT
                                                    - Van Kampen Growth and Income Portfolio, Class II Shares                   VKT
                                                    - International Diversified Equities Portfolio                             SAST
                                                    - Technology Portfolio                                                     SAST
                                                    - Van Kampen LIT Comstock Portfolio, Class II Shares*                       VKT
                                                    - Van Kampen LIT Emerging Growth Portfolio, Class II Shares                 VKT
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                                    - Capital Appreciation Portfolio                                            AST
                                                    - Growth Portfolio                                                          AST
                                                    - Natural Resources Portfolio                                               AST
                                              BALANCED:
                                                  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                    - SunAmerica Balanced Portfolio                                            SAST
                                                  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                    - MFS Total Return Portfolio                                               SAST
                                                  MANAGED BY WM ADVISORS, INC.
                                                    - Asset Allocation Portfolio                                                AST
                                              BONDS:
                                                  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                    - High-Yield Bond Portfolio                                                SAST
                                                  MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY
                                                    - Corporate Bond Portfolio                                                 SAST
                                                  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L.
                                                    - Global Bond Portfolio                                                    SAST
                                                  MANAGED BY VAN KAMPEN
                                                    - Worldwide High Income Portfolio                                          SAST
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
                                                    - Government & Quality Bond Portfolio                                       AST
                                              CASH:
                                                  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                    - Cash Management Portfolio                                                SAST
                                              * "Dogs" of Wall Street Portfolio is an equity fund seeking total return; Federated
                                              American Leaders Portfolio is an equity fund seeking growth of capital and income;
                                                and Van Kampen LT Comstock Portfolio is an equity fund, seeking capital growth and income.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
                            EXCHANGE COMMISSION, NOR
HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
                                   TABLE OF CONTENTS
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 GLOSSARY........................................................................
                                                                                      2
 HIGHLIGHTS......................................................................
                                                                                      3
 FEE TABLES......................................................................
                                                                                      4
    Maximum Owner Transaction Expenses...........................................
                                                                                      4
    Contract Maintenance Fee.....................................................
                                                                                      4
    Separate Account Annual Expenses.............................................
                                                                                      4
    Additional Optional Feature Fee..............................................
                                                                                      4
    Optional Polaris Income Rewards..............................................
                                                                                      4
    Optional Capital Protector Fee...............................................
                                                                                      4
    Underlying Fund Expenses.....................................................
                                                                                      4
 EXAMPLES........................................................................
                                                                                      5
 THE POLARIS II VARIABLE ANNUITY.................................................
                                                                                      6
 PURCHASING A POLARIS II VARIABLE ANNUITY........................................
                                                                                      6
    Allocation of Purchase Payments..............................................
                                                                                      7
    Accumulation Units...........................................................
                                                                                      7
    Right to Examine.............................................................
                                                                                      7
    Exchange Offers..............................................................
                                                                                      7
 INVESTMENT OPTIONS..............................................................
                                                                                      8
    Variable Portfolios..........................................................
                                                                                      8
        Anchor Series Trust......................................................
                                                                                      8
        SunAmerica Series Trust..................................................
                                                                                      8
        American Funds Insurance Series..........................................
                                                                                      8
        Lord Abbett Series Fund, Inc. ...........................................
                                                                                      8
        Van Kampen Life Investment Trust.........................................
                                                                                      8
    Fixed Account Options........................................................
                                                                                      9
    Dollar Cost Averaging Fixed Accounts.........................................
                                                                                     10
    Dollar Cost Averaging Program................................................
                                                                                     10
    Asset Allocation Program.....................................................
                                                                                     10
    Transfers During the Accumulation Phase......................................
                                                                                     11
    Automatic Asset Rebalancing Program..........................................
                                                                                     13
    Return Plus Program..........................................................
                                                                                     13
    Voting Rights................................................................
                                                                                     13
    Substitution, Addition or Deletion of Variable Portfolios....................
                                                                                     13
 ACCESS TO YOUR MONEY............................................................
                                                                                     14
    Systematic Withdrawal Program................................................
                                                                                     14
    Minimum Contract Value.......................................................
                                                                                     15
 OPTIONAL LIVING BENEFITS........................................................
                                                                                     15
    Polaris Income Rewards.......................................................
                                                                                     15
    Capital Protector............................................................
                                                                                     18
 DEATH BENEFIT...................................................................
                                                                                     19
    Death Benefits...............................................................
                                                                                     19
    Spousal Continuation.........................................................
                                                                                     20
 EXPENSES........................................................................
                                                                                     21
    Separate Account Expenses....................................................
                                                                                     21
    Withdrawal Charges...........................................................
                                                                                     21
    Underlying Fund Expenses.....................................................
                                                                                     21
    Contract Maintenance Fee.....................................................
                                                                                     22
    Transfer Fee.................................................................
                                                                                     22
    Optional Polaris Income Rewards Fee..........................................
                                                                                     22
    Optional Capital Protector Fee...............................................
                                                                                     22
    Income Taxes.................................................................
                                                                                     22
    Reduction or Elimination of Charges and Expenses, and Additional Amounts
      Credited...................................................................
                                                                                     22
 INCOME OPTIONS..................................................................
                                                                                     22
    Annuity Date.................................................................
                                                                                     22
    Income Options...............................................................
                                                                                     23
    Fixed or Variable Income Payments............................................
                                                                                     23
    Income Payments..............................................................
                                                                                     23
    Transfers During the Income Phase............................................
                                                                                     24
    Deferment of Payments........................................................
                                                                                     24
 TAXES...........................................................................
                                                                                     24
    Annuity Contracts in General.................................................
                                                                                     24
    Tax Treatment of Distributions - Non-Qualified Contracts.....................
                                                                                     24
    Tax Treatment of Distributions - Qualified Contracts.........................
                                                                                     24
    Minimum Distributions........................................................
                                                                                     25
    Tax Treatment of Death Benefits..............................................
                                                                                     25
    Contracts Owned by a Trust or Corporation....................................
                                                                                     26
    Gifts, Pledges and/or Assignments of a Contract..............................
                                                                                     26
    Diversification and Investor Control.........................................
                                                                                     26
 OTHER INFORMATION...............................................................
                                                                                     26
    First SunAmerica.............................................................
                                                                                     26
    The Separate Account.........................................................
                                                                                     26
    The General Account..........................................................
                                                                                     27
    Registration Statement.......................................................
                                                                                     27
    Payments in Connection with Distribution of the Contract.....................
                                                                                     27
    Administration...............................................................
                                                                                     27
    Legal Proceedings............................................................
                                                                                     28
    Independent Registered Public Accounting Firm................................
                                                                                     28
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION........................
                                                                                     28
 APPENDIX A - CONDENSED FINANCIAL INFORMATION FOR POLARIS II.....................
                                                                                    A-1
 APPENDIX B - MARKET VALUE ADJUSTMENT ("MVA")....................................
                                                                                    B-1
 APPENDIX C - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION......................
                                                                                    C-1
 APPENDIX D - POLARIS INCOME REWARDS EXAMPLES....................................
                                                                                    D-1


        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                    GLOSSARY
        ----------------------------------------------------------------
        ----------------------------------------------------------------
We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.


ACCUMULATION PHASE - The period during which you invest money in your contract.


ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.



ANNUITANT - The person on whose life we base income payments.




ANNUITY DATE - The date on which you select income payments to begin.



ANNUITY UNITS - A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.


BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.


COMPANY - Refers to First SunAmerica Life Insurance Company, the insurer that issues this contract. The term "we," "us," "our," and "First SunAmerica" are also used to identify the Company.



CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.




FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.



INCOME PHASE - The period during which we make income payments to you.


LATEST ANNUITY DATE - Your 90th birthday.



MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.



NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").


NYSE - New York Stock Exchange



OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.




PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.



QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.



SEPARATE ACCOUNT - A segregated asset account maintained separately from the Company's regular portfolio of investments and general accounts. The Separate Account is established by the Company to purchase and hold the Variable Portfolios.




TRUSTS - Collectively refers to the Anchor Series Trust, the America Funds Insurance Series, the Lord Abbett Series Fund, Inc., the SunAmerica Series Trust, and the Van Kampen Life Investment Trust.



UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.


VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the Underlying Funds of the Trusts.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                   HIGHLIGHTS
        ----------------------------------------------------------------
        ----------------------------------------------------------------

The Polaris II Variable Annuity is a contract between you and First SunAmerica Life Insurance Company ("First SunAmerica"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.


RIGHT TO EXAMINE: If you cancel your contract within 10 days after receiving it, we will cancel the contract without charging a withdrawal charge. You will receive the greater of Purchase Payments or the value of your contract on the day that we receive your request. This amount may be more or less than your original Purchase Payment. PLEASE SEE PURCHASING A POLARIS II VARIABLE ANNUITY IN THE PROSPECTUS.



EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $30 contract administration charge from your contract, which may be waived for contracts of $50,000 or more. We also deduct insurance charges, which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment management charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract, we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, withdrawal charges no longer apply to that portion of the Purchase Payment. PLEASE SEE THE FEE TABLE, PURCHASING A POLARIS II VARIABLE ANNUITY AND EXPENSES IN THE PROSPECTUS.



ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.



OPTIONAL LIVING BENEFITS: You may elect one of the optional living benefits available under your contract. For an additional fee, these features are designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. SEE OPTIONAL LIVING BENEFITS IN THE PROSPECTUS.



DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.



INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. PLEASE SEE INCOME OPTIONS IN THE PROSPECTUS.


INQUIRIES: If you have questions about your contract call your financial representative or contact us at First SunAmerica Life Insurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone
Number: (800) 99NY-SUN.


THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS AND PROGRAMS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.



IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY, SEE THE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT SECTION UNDER OTHER INFORMATION.



  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT.


MAXIMUM OWNER TRANSACTION EXPENSES

Maximum Withdrawal Charges (as a percentage of each Purchase Payment)(1)..................  7%


TRANSFER FEE.................. $25 per transfer after the first 15 transfers in any contract year.



THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.



CONTRACT MAINTENANCE FEE..................................................................  $30(2)


SEPARATE ACCOUNT ANNUAL EXPENSES

(deducted from the average daily ending net asset value allocated to the Variable Portfolio)



Mortality and Expense Risk Charge...........................  1.37%
Distribution Expense Charge.................................  0.15%
                                                              =====
    TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES..................  1.52%


ADDITIONAL OPTIONAL FEATURE FEE

You may elect either the following optional Polaris Income Rewards or Capital Protector features described below.



OPTIONAL POLARIS INCOME REWARDS


(calculated as a percentage of your Purchase Payments received in the first 90 days adjusted for withdrawals)



                                 CONTRACT YEAR                                    ANNUALIZED FEE(2)
                                 -------------                                    -----------------
  0-7...........................................................................     0.65%
  8-10..........................................................................     0.45%
  11+...........................................................................     none



OPTIONAL CAPITAL PROTECTOR FEE


(calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract)



                                 CONTRACT YEAR                                    ANNUALIZED FEE(4)
                                 -------------                                    -----------------
  0-7...........................................................................     0.50%
  8-10..........................................................................     0.25%
  11+...........................................................................     none



THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.



UNDERLYING FUND EXPENSES



                          TOTAL ANNUAL UNDERLYING FUND EXPENSES                             MINIMUM   MAXIMUM
                          -------------------------------------                             -------   -------
(expenses that are deducted from Underlying Funds of the Trusts, including management
fees, other expenses and 12b-1 fees, if applicable).......................................   0.55%     1.85%


FOOTNOTES TO THE FEE TABLES:


(1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over 7 years as follows:



YEARS:......................................................   1    2    3    4    5    6    7   8+
                                                              7%   6%   5%   4%   3%   2%   1%   0%



(2) The contract maintenance fee may be waived if contract value is $50,000 or more.



(3) The Polaris Income Rewards feature is an optional guaranteed minimum withdrawal benefit. The fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter.



(4) The Capital Protector feature is an optional guaranteed minimum accumulation benefit. The fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.


The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum and minimum fees and expenses of the Underlying Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES


(assuming separate account annual expenses of 1.52% and investment in an Underlying Fund with maximum total expenses of 1.85%)



(1) If you surrender your contract at the end of the applicable time period and you elect the optional Polaris Income Rewards (0.65% for years 0-7, and 0.45% for years 8-10) feature:



    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
    $1,109            $1,737            $2,381            $4,200
---------------------------------------------------------------------
---------------------------------------------------------------------


(2) If you annuitize your contract at the end of the applicable time period:


    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $340             $1,036            $1,755            $3,658
---------------------------------------------------------------------
---------------------------------------------------------------------



(3) If you do not surrender your contract and you elect the optional Polaris Income Rewards (0.65% for years 0-7, and 0.45% for years 8-10) feature:



    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $409             $1,237            $2,081            $4,200
---------------------------------------------------------------------
---------------------------------------------------------------------


MINIMUM EXPENSE EXAMPLES


(assuming separate account annual expenses of 1.52% and investment in an Underlying Fund with minimum total expenses of 0.55%)


(1) If you surrender your contract at the end of the applicable time period:


    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $915             $1,163            $1,437            $2,448
---------------------------------------------------------------------
---------------------------------------------------------------------


(2) If you annuitize your contract at the end of the applicable time period:


    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $210              $649             $1,114            $2,400

 --------------------------------------------------------------------
--------------------------------------------------------------------


(3) If you do not surrender your contract:


    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $215              $663             $1,137            $2,448
---------------------------------------------------------------------
---------------------------------------------------------------------


EXPLANATION OF FEE TABLES AND EXAMPLES


1. The purpose of the Fee Table and Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Fee Table and Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.



2. In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed.



3. If you elected other optional features, your expenses would be lower than those shown in these Expense Examples. The optional living benefit fees are not calculated as a percentage of your daily net asset value but on other calculations more fully described in the prospectus.



   THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE
                                   EXPENSES.

           ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.


 CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION
                          APPENDIX OF THIS PROSPECTUS.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                 THE POLARIS II
                                VARIABLE ANNUITY
        ----------------------------------------------------------------
        ----------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:


     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.



     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.



     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.


Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins after the specified waiting period when you start taking income payments.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.


Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.


For more information on investment options available under this contract, SEE INVESTMENT OPTIONS BELOW.


This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age
59 1/2. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn prior to the end of the applicable withdrawal charge period, SEE FEE TABLES ABOVE. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.


        ----------------------------------------------------------------
        ----------------------------------------------------------------
                            PURCHASING A POLARIS II
                                VARIABLE ANNUITY
        ----------------------------------------------------------------
        ----------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES BELOW.


--------------------------------------------------------------------------------------------
                                                                         MINIMUM
                                      MINIMUM INITIAL                   SUBSEQUENT
                                      PURCHASE PAYMENT               PURCHASE PAYMENT
--------------------------------------------------------------------------------------------
          Qualified                        $2,000                          $250
--------------------------------------------------------------------------------------------
        Non-Qualified                      $5,000                          $500
--------------------------------------------------------------------------------------------



Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.



We reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. We reserve the right to change the amount at which pre-approval is required at any time. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, AIG SunAmerica Life Assurance Company, to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract.



We may not issue a contract to anyone age 86 or older on the contract issue date. We may not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

We allow this contract to be jointly owned. We may require that the joint owners be spouses. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.



You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We reserve the right to not recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion. Please see the Statement of Additional Information for details on the tax consequences of an assignment.



ALLOCATION OF PURCHASE PAYMENTS



In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments.



Provided we have received your Purchase Payment and all required paperwork by Market Close, we allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.



We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your allocation instructions on file. SEE INVESTMENT OPTIONS BELOW.



ACCUMULATION UNITS



When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before Market Close, or on the next business day's unit value if we receive your money after Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.



We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:


     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and


     3. We divide this amount by the number of outstanding Accumulation Units.



We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.


EXAMPLE:


We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.



RIGHT TO EXAMINE



You may cancel your contract within ten days after receiving it. To cancel, you must mail the contract along with your Right to Examine request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.



If you decide to cancel your contract during the Right to Examine period, generally, we will refund to you the greater of (1) Purchase Payments or (2) the value of your contract on the day we receive your request.



With respect to those contracts, we reserve the right to put your money in the Cash Management Variable Portfolio during the free look period and will allocate your money according to your instructions at the end of the applicable Right to Examine period. Currently, we do not put your money in the Cash Management Variable Portfolio during the Right to Examine period unless you allocate your money to it.



EXCHANGE OFFERS



From time to time, we may offer to allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with more current features and benefits also issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                               INVESTMENT OPTIONS
        ----------------------------------------------------------------
        ----------------------------------------------------------------


VARIABLE PORTFOLIOS



The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.



The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds in addition to those listed here that are not available for investment under this contract.



The Variable Portfolios along with their respective advisers are listed below:



     ANCHOR SERIES TRUST - CLASS 3



     AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), an indirect wholly-owned subsidiary of AIG, is the investment adviser and Wellington Management Company, LLP is the subadviser to Anchor Series Trust ("AST").



     SUNAMERICA SERIES TRUST - CLASS 3



     AIG SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SAST").



     AMERICAN FUNDS INSURANCE SERIES - CLASS 2



     Capital Research and Management Company is the investment adviser for the American Funds Insurance Series ("AFIS").



     LORD ABBETT SERIES FUND, INC. - CLASS VC



     Lord, Abbett & Co. is the investment adviser to the Lord Abbett Series Fund, Inc. ("LASF").



     VAN KAMPEN LIFE INVESTMENT TRUST - CLASS II



     Van Kampen Asset Management is the investment adviser to the Van Kampen Life Investment Trust ("VKT").


The Variable Portfolios, along with the Trust's subadvisers are listed below:


STOCKS:




     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.


       - Aggressive Growth Portfolio                                        SAST



       - Blue Chip Growth Portfolio                                         SAST


       - "Dogs" of Wall Street Portfolio*                                   SAST



       - Growth Opportunities Portfolio                                     SAST



     MANAGED BY ALLIANCEBERNSTEIN



       - Small & Mid Cap Value Portfolio                                    SAST


     MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.


       - Alliance Growth Portfolio                                          SAST



       - Global Equities Portfolio                                          SAST


       - Growth-Income Portfolio                                            SAST

     MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY

       - American Funds Global Growth Portfolio                             AFIS

       - American Funds Growth Portfolio                                    AFIS

       - American Funds Growth-Income Portfolio                             AFIS

     MANAGED BY DAVIS ADVISORS

       - Davis Venture Value Portfolio                                      SAST

       - Real Estate Portfolio                                              SAST


     MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA


       - Federated American Leaders Portfolio*                              SAST

       - Telecom Utility Portfolio                                          SAST


     MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT, L.P.


       - Goldman Sachs Research Portfolio                                   SAST

     MANAGED BY LORD, ABBETT & CO.


       - Lord Abbett Growth and Income Portfolio                            LASF


     MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC

       - Marsico Growth Portfolio                                           SAST

     MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

       - MFS Massachusetts Investors Trust Portfolio SAST


       - MFS Mid-Cap Growth Portfolio                                       SAST



     MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC


       - Emerging Markets Portfolio                                         SAST


       - International Growth and Income Portfolio                          SAST


       - Putnam Growth: Voyager Portfolio                                   SAST

     MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC

       - Foreign Value Portfolio                                            SAST

     MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT


       - Van Kampen Growth and Income Portfolio, Class II Shares             VKT


       - International Diversified Equities Portfolio** SAST

       - Technology Portfolio**                                             SAST

       - Van Kampen LIT Comstock Portfolio, Class II Shares*                 VKT

       - Van Kampen LIT Emerging Growth Portfolio, Class II Shares           VKT


     MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP


       - Capital Appreciation Portfolio                                      AST

       - Growth Portfolio                                                    AST

       - Natural Resources Portfolio                                         AST

BALANCED:


     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.

       - SunAmerica Balanced Portfolio                                      SAST

     MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

       - MFS Total Return Portfolio                                         SAST

     MANAGED BY WM ADVISORS, INC.

       - Asset Allocation Portfolio                                          AST


BONDS:


     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.

       - High-Yield Bond Portfolio                                           AST

     MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY

       - Corporate Bond Portfolio                                           SAST

     MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L.

       - Global Bond Portfolio                                              SAST

     MANAGED BY VAN KAMPEN

       - Worldwide High Income Portfolio                                    SAST

     MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP


       - Government & Quality Bond Portfolio                                 AST



CASH:



     MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC


       - Cash Management Portfolio                                          SAST


* "Dogs" of Wall Street Portfolio is an equity fund seeking total return; Federated American Leaders Portfolio is an equity fund seeking growth of capital and income; and Van Kampen LT Comstock Portfolio is an equity fund, seeking capital growth and income.


** Morgan Stanley Investment Management, Inc., the Sub-adviser for the International Diversified Equities and Technology SAST portfolios, does business in certain instances using the name Van Kampen.

YOU SHOULD READ THE ACCOMPANYING PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE VARIABLE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.


FIXED ACCOUNT OPTIONS



Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.



We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the minimum guaranteed interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.



There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:



     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.



     - Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.



     - Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.



When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.



If at the time you purchase your contract, we are offering Fixed Accounts with a longer duration than one year, a market value adjustment ("MVA") may apply if you withdraw your money prior to the end of the Fixed Account. THE MARKET VALUE ADJUSTMENT APPENDIX SHOWS HOW WE CALCULATE AND APPLY THE MVA.



If you take money out of any available multi-year Fixed Account, before the end of the guarantee period, we make an adjustment to your contract. We refer to this adjustment as a MVA. The MVA does not apply to any available one year fixed account. The MVA reflects any difference in the interest rate environment between the time you place your money in the Fixed Account and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. However, the MVA will never result in your earning less that than the minimum annual guaranteed interest rate as specified in your contract, on Purchase Payments minus withdrawals, made prior to May 2, 2005, in to a particular multi-year Fixed Account and/or Purchase Payments less withdrawals made into any available multi-year fixed account on or after May 2, 2005. Thus, application of the MVA will not result in a loss of principal. Generally, if interest rates drop between the time you put your money into a Fixed Account and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA. The MVA is applicable to both partial and full withdrawals of contract value.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with you financial representative about the current availability of this service.



All Fixed Accounts may not be available in your state. At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to make transfers and Purchase Payments into the Fixed Accounts.



DOLLAR COST AVERAGING FIXED ACCOUNTS



You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to the Variable Portfolios according to your instructions or your current allocation instruction on file.



DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to the Variable Portfolios. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.



DOLLAR COST AVERAGING PROGRAM



The DCA program allows you to invest gradually in the Variable Portfolios at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any other Variable Portfolio ("target account"). Transfers may occur on certain periodic schedules such as monthly or weekly. You may change the frequency to other available options at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program.



If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. You may change or terminate these systematic transfers by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.



We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Account only accepts initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.



You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Accounts, we transfer the remaining money according to your current allocation instructions on file.



The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.


Assume that you want to move $750 each quarter from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

    -------------------------------------------------------------------------
            MONTH             ACCUMULATION UNIT          UNITS PURCHASED
    -------------------------------------------------------------------------
              1                     $ 7.50                     100
              2                     $ 5.00                     150
              3                     $10.00                      75
              4                     $ 7.50                     100
              5                     $ 5.00                     150
              6                     $ 7.50                     100
    -------------------------------------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.



ASSET ALLOCATION PROGRAM


PROGRAM DESCRIPTION

The Asset Allocation program is offered at no additional cost to assist in diversifying your investment across various asset classes. The Asset Allocation program allows you to choose from one of several Asset Allocation models designed to assist in meeting your stated investment goals. Each Asset Allocation model is comprised of a carefully selected combination of Variable Portfolios. The Asset Allocation models allocate amongst the various asset classes based on historical asset class performance to meet stated investment time horizons and risk tolerances.


ENROLLING IN THE ASSET ALLOCATION PROGRAM



You may enroll in the Asset Allocation program by selecting the Asset Allocation model on the contract application form. If you already own a contract, you must complete and submit a program election form. You and your financial representative should determine the model most appropriate for you based on your financial needs, risk tolerance and investment time horizon. You may discontinue investing in the program at any time, subject to our rules, by providing a written request, calling our Annuity Service Center or logging onto our website.



You may also choose to invest gradually into an Asset Allocation model through the DCA program. SEE THE DOLLAR COST AVERAGING PROGRAM ABOVE. You may only invest in one model at a time. You may invest in Variable Portfolios outside your selected Asset Allocation model but only in those Variable Portfolios that are not utilized in the Asset Allocation model you selected. A transfer into or out of one of the Variable Portfolios that are included in your Asset Allocation model, outside the specifications in the Asset Allocation model will effectively terminate your participation in the program.


WITHDRAWALS

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected Asset Allocation model unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the Asset Allocation model, your investment may no longer be consistent with the Asset Allocation model's intended objectives. Withdrawals may be subject to a withdrawal charge. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.


     REBALANCING THE MODELS


You can elect to have your investment in the Asset Allocation models rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the model you selected. Only those Variable Portfolios within each Asset Allocation model will be rebalanced. An investment in other Variable Portfolios not included in the model cannot be rebalanced.


Over time, the asset allocation model you select may no longer align with its original investment objective due to the effects of Variable Portfolio performance and the ever-changing investment markets. In addition, your investment needs may change. You should speak with your financial representative about how to keep your Variable Portfolio allocations in line with your investment goals.



IMPORTANT INFORMATION


Using the Asset Allocation program does not guarantee greater or more consistent returns. Future market and asset class performance may differ from the historical performance upon which the Asset Allocation models are built. Also, allocation to a single asset class may outperform a model, so that you could have been better off investing in a single asset class than in a Asset Allocation model. However, such a strategy involves a greater degree of risk because of the concentration of similar securities in a single asset class.

The Asset Allocation models represent suggested allocations that are provided to you as general guidance. You should work with your financial representative in determining if one of the models meets your financial needs, investment time horizon, and is consistent with your risk tolerance level. Information concerning the specific Asset Allocation models can be obtained from your financial representative.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE ASSET ALLOCATION PROGRAM AT ANY TIME.


TRANSFERS DURING THE ACCUMULATION PHASE



Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any Fixed Accounts by telephone or through the Company's website (http://www.aigsunamerica.com) or in writing by mail or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543, otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we follow procedures we have adopted to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.



Any transfer request will be priced as of the day it is confirmed in good order by us if the request is processed before Market Close. If the transfer request is processed after Market Close, the request will be priced as of the next business day.



Funds already in your contract cannot be transferred into the DCA Fixed Accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

TRANSFER POLICIES



We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of an Underlying Fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the Underlying Fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries.



We have adopted the following administrative procedures to discourage Short-Term Trading.



We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not counted towards the number of free transfers per contract year.



In addition to charging a fee when you exceed 15 transfers as described in the preceding paragraph, all transfer requests in excess of 15 transfers per contract year must be submitted in writing by United States Postal Service first-class mail ("U.S. Mail") until your next contract anniversary ("Standard U.S. Mail Policy"). We will not accept transfer requests sent by any other medium except U.S. Mail until your next contract anniversary. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts and contracts utilizing third party asset allocation services as described below.



We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading and we do not conduct any additional routine monitoring. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which reflect what we consider to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity cannot be controlled by the Standard U.S. Mail Policy, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we also reserve the right to evaluate, in our sole discretion, whether to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right to not accept transfers from a third party acting for you and not to accept preauthorized transfer forms.



Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject or impose other conditions on transfer privileges include:



     (1) the number of transfers made in a defined period;



     (2) the dollar amount of the transfer;



     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;



     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;



     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies; and/or



     (6) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.



Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations. We cannot guarantee that we will detect and/or deter all Short-Term Trading. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks to Short-Term Trading and negatively impact the Variable Portfolios as described above.



Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.



WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.



For information regarding transfers during the Income Phase, SEE INCOME OPTIONS BELOW.



AUTOMATIC ASSET REBALANCING PROGRAM


Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing program, your investments in the Variable Portfolios are periodically rebalanced to return your allocations to their original percentages for no additional charge. Automatic Asset Rebalancing typically involves shifting a portion of your money out of a Variable Portfolio with a higher return into a Variable Portfolio with a lower return. At your request, rebalancing occurs on a quarterly, semiannual or annual basis.


     EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:


     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a growth Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the growth Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation Units in the growth Variable Portfolio to increase those holdings to 50%.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.



RETURN PLUS PROGRAM



The Return Plus program, available only if we are offering multi-year Fixed Accounts, allows you to invest in one or more Variable Portfolios without putting your Purchase Payment at direct risk. The program, available for no additional charge, accomplishes this by allocating your investment strategically between the Fixed Accounts and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of Purchase Payments. We calculate how much of your Purchase Payment to allocate to the particular Fixed Account to ensure that it grows to an amount equal to your total Purchase Payment invested under this program. We invest the rest of your Purchase Payment in the Variable Portfolio(s) according to your allocation instructions.



     EXAMPLE OF RETURN PLUS PROGRAM:



     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to a multi-year Fixed Account. You want the amount allocated to the multi-year Fixed Account to grow to $100,000 in 7 years. If the 7-year Fixed Account is offering a 5% interest rate, Return Plus will allocate $71,069 to the 7-year Fixed Account to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios according to your allocation instructions.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE RETURN PLUS PROGRAM AT ANY TIME.



VOTING RIGHTS



The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.



SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS



We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may, in our sole discretion, offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations as we determine appropriate.

In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund for another and/or merge Underlying Funds. This would occur for various reasons, such as a determination that a Underlying Fund is no longer an appropriate investment for the contract due to continuing substandard performance; changes to the portfolio manager, investment objectives, risks and strategies; or changes in federal or state laws. To the extent required by the Investment Company Act of 1940, we may be required to obtain your approval through a proxy vote or SEC approval, prior to a substitution of shares of an Underlying Fund. We will notify you in writing of any proxies or substitutions that affect the Variable Portfolios offered in your contract.


        ----------------------------------------------------------------
        ----------------------------------------------------------------
                              ACCESS TO YOUR MONEY
        ----------------------------------------------------------------
        ----------------------------------------------------------------


You can access money in your contract by making a partial or total withdrawal, and/or by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW.



Generally, we deduct a withdrawal charge applicable to any partial or total withdrawal before the end of the withdrawal charge period. If you made a total withdrawal, we also deduct a contract maintenance fee. SEE EXPENSES BELOW.



Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your contract that we allow you to take out each year without being charged a withdrawal charge. HOWEVER, UPON A FUTURE TOTAL WITHDRAWAL OF YOUR CONTRACT, IF WITHDRAWAL CHARGES ARE STILL APPLICABLE, ANY PREVIOUS FREE WITHDRAWALS WOULD BE SUBJECT TO A WITHDRAWAL CHARGE.



Purchase Payments in excess of your free withdrawal amount, that are withdrawn prior to the end of the withdrawal schedule, will result in payment of a withdrawal charge. The amount of the withdrawal charge and how it applies are discussed more fully in EXPENSES below. You should consider, before purchasing this contract, the effect this withdrawal charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.


Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn, plus earnings, may be withdrawn free of a withdrawal charge at any time.

After the first year, you may withdraw the greater of the following amounts free of a withdrawal charge: (1) earnings in your contract as of the date you make the withdrawal; or (2) 10% of the Purchase Payments you invested for at least one year and not yet withdrawn, less any previous earnings withdrawals or systematic withdrawals that year.

Only your first withdrawal of the year is free. If you do not take the entire free amount available to you at that first withdrawal, you will forfeit the opportunity to withdraw that money free of the withdrawal charge for that year.

The portion of a free withdrawal which exceeds the sum of: (1) earnings in the contract and (2) Purchase Payments which are both no longer subject to the withdrawal charge schedule and not yet withdrawn is assumed to be a withdrawal against future earnings. Although amounts withdrawn free of a withdrawal charge under the 10% provision may reduce principal for purposes of calculating amounts available for future withdrawals of earnings, they do not reduce the amount you invested for purposes of calculating the withdrawal charge if you withdraw your entire contract value.


We calculate charges due on a total withdrawal on the day after we receive your request and your contract. We return to you your contract value less any applicable fees and charges.



Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $500. You must send a written withdrawal request. For withdrawals of $500,000 and more, you must submit a signature guarantee at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the Fixed Account in which your contract is invested. IN THE EVENT THAT A PRO RATA PARTIAL WITHDRAWAL WOULD CAUSE THE VALUE OF ANY VARIABLE PORTFOLIO OR FIXED ACCOUNT INVESTMENT TO BE LESS THAN $100, WE WILL CONTACT YOU TO OBTAIN ALTERNATE INSTRUCTIONS ON HOW TO STRUCTURE THE WITHDRAWAL.


Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.


Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.



SYSTEMATIC WITHDRAWAL PROGRAM



During the Accumulation Phase, you may elect to receive periodic income payments under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $500 remaining in your contract at all times.

Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2. A withdrawal charge and/or MVA may apply.



The program is not available to everyone. Please check with our Annuity Service Center which can provide the necessary enrollment forms.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.



MINIMUM CONTRACT VALUE



Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.


        ----------------------------------------------------------------
        ----------------------------------------------------------------
                            OPTIONAL LIVING BENEFITS
        ----------------------------------------------------------------
        ----------------------------------------------------------------


YOU MAY ELECT ONE OF THE OPTIONAL LIVING BENEFITS DESCRIBED BELOW. THESE FEATURES ARE DESIGNED TO PROTECT A PORTION OF YOUR INVESTMENT IN THE EVENT YOUR CONTRACT VALUE DECLINES DUE TO UNFAVORABLE INVESTMENT PERFORMANCE DURING THE ACCUMULATION PHASE AND BEFORE A DEATH BENEFIT IS PAYABLE. PLEASE SEE THE DESCRIPTIONS BELOW FOR DETAILED INFORMATION.



POLARIS INCOME REWARDS



What is Polaris Income Rewards?



Polaris Income Rewards is an optional living benefit feature. If you elect this feature, for which you will be charged an annualized fee, after a specified waiting period, you are guaranteed to receive withdrawals, over a minimum number of years that in total equal Purchase Payments made in the first 90 days adjusted for withdrawals during that period (the "Benefit"), even if the contract value falls to zero. Polaris Income Rewards may offer protection in the event your contract value declines due to unfavorable investment performance. Polaris Income Rewards has rules and restrictions that are discussed more fully below.



What options are currently available?


Three options are currently available under this feature. The available options, referred to as the Step-Up Options, provide a guaranteed minimum withdrawal amount over a minimum number of years equal to at least your initial Purchase Payment (adjusted for withdrawals) with an opportunity to receive a 10%, 20% or 50% step-up amount. If you take withdrawals prior to the Benefit Availability Date (as defined in the table below), the Benefit will be reduced and you may not receive a step-up amount depending on the option selected.


Each option and its components are fully described below. You should read each option carefully and discuss the feature with your financial representative before electing an option.


How and when can I elect the feature?


You may only elect the feature at the time of contract issue and must choose one of the options discussed below. You may not change the option after election. You cannot elect the feature if you are age 81 or older on the contract issue date. Generally, once you elect the feature, it cannot be cancelled.


Polaris Income Rewards cannot be elected if you elect the Capital Protector feature. SEE CAPITAL PROTECTOR BELOW. Polaris Income Rewards may not be available through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.



How is the Benefit calculated?



In order to determine the Benefit's value, we calculate each of the components as described below. The Benefit's components and value may vary depending on the option you choose. The earliest date you may begin taking withdrawals under the Benefit is the BENEFIT AVAILABILITY DATE. Each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date is considered a BENEFIT YEAR.


The table below is a summary of the three Step-Up Options we are currently offering:


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                MINIMUM
                                                                                                              WITHDRAWAL
                                                                                                              PERIOD* (IF
                                                                                     MAXIMUM                    MAXIMUM
                                                                                     ANNUAL                     ANNUAL
                               BENEFIT                                             WITHDRAWAL                 WITHDRAWAL
                            AVAILABILITY                  STEP-UP                    AMOUNT+                 AMOUNT TAKEN
       OPTION                   DATE                      AMOUNT                   PERCENTAGE                 EACH YEAR)
--------------------------------------------------------------------------------------------------------------------------------
         1                3 years following         10%* of Withdrawal      10% of Withdrawal Benefit          11 years
                         contract issue date           Benefit Base                   Base
--------------------------------------------------------------------------------------------------------------------------------
         2                5 years following         20%* of Withdrawal      10% of Withdrawal Benefit          12 years
                         contract issue date           Benefit Base                   Base
--------------------------------------------------------------------------------------------------------------------------------
         3               10 years following         50%** of Withdrawal     10% of Withdrawal Benefit          15 years
                         contract issue date           Benefit Base                   Base
--------------------------------------------------------------------------------------------------------------------------------


* You will not receive a Step-Up Amount if you elect Options 1 or 2 and take a withdrawal prior to the Benefit Availability Date. The Minimum Withdrawal Period for Options 1 and 2 will be 10 years if you do not receive a Step-Up Amount.


** If you elect Option 3 and take a withdrawal prior to the Benefit Availability Date, you will receive a reduced Step-Up Amount of 30% of the Withdrawal Benefit Base. The Minimum Withdrawal Period will be 13 years if you receive a reduced Step-Up Amount.

+ For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount for this contract will be the greater of:
    (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount. Required minimum distributions may reduce your Minimum Withdrawal Period.



How are the components for the Step-Up Options calculated?



First, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments made to the contract up to and including the 90th day after your contract issue date, adjusted for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.



Second, we determine the WITHDRAWAL BENEFIT BASE, on the Benefit Availability Date. The Withdrawal Benefit Base equals the sum of all Eligible Purchase Payments.



Third, we determine a STEP-UP AMOUNT, if any, which is calculated as a specified percentage (listed in the table above) of the Withdrawal Benefit Base on the Benefit Availability Date. If you elect Option 1 or 2, you will not receive a Step-Up Amount if you take any withdrawals prior to the Benefit Availability Date. If you elect Option 3, the Step-Up Amount will be reduced to 30% of the Withdrawal Benefit Base if you take any withdrawals prior to the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as death benefits, contract values or annuitization value.


Fourth, we determine a STEPPED-UP BENEFIT BASE, which is the total amount available for withdrawal under the feature and is used to calculate the minimum time period over which you may take withdrawals under the feature. The Stepped-Up Benefit Base equals the Withdrawal Benefit Base plus the Step-Up Amount, if any.

Fifth, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which is a stated percentage (listed in the table above) of the Withdrawal Benefit Base and represents the maximum amount of withdrawals that are available under this feature each Benefit Year after the Benefit Availability Date.

Finally, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the feature. The Minimum Withdrawal Period is calculated by dividing the Stepped-Up Benefit Base by the Maximum Annual Withdrawal Amount.


What is the fee for Polaris Income Rewards?



The annualized Polaris Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.



 ----------------------------------------------------
       CONTRACT YEAR             ANNUALIZED FEE
 ----------------------------------------------------
         0-7 years             0.65% of Withdrawal
                                  Benefit Base
 ----------------------------------------------------
        8-10 years             0.45% of Withdrawal
                                  Benefit Base
 ----------------------------------------------------
         11+ years                    none
 ----------------------------------------------------



What are the effects of withdrawals on the Step-Up Options?


The Benefit amount, Maximum Annual Withdrawal Amount and Minimum Withdrawal Period may change over time as a result of withdrawal activity. Withdrawals after the Benefit Availability Date equal to or less than the Maximum Annual Withdrawal Amount generally reduce the Benefit by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount will reduce the Benefit in the same proportion that the contract value was reduced at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a greater reduction of the Benefit. The impact of withdrawals and the effect on each component of Polaris Income Rewards are further explained through the calculations below:


WITHDRAWAL BENEFIT BASE: Withdrawals prior to the Benefit Availability Date reduce the Withdrawal Benefit Base in the same proportion that the contract value was reduced at the time of the withdrawal. Withdrawals prior to the Benefit Availability Date also eliminate any Step-Up Amount for Options 1 and 2 and reduce the Step-Up Amount to 30% of the Withdrawal Benefit Base for Option 3.


Withdrawals after the Benefit Availability Date will not reduce the Withdrawal Benefit Base until the sum of withdrawals after the Benefit Availability Date exceeds the Step-Up Amount. Thereafter, any withdrawal or portion of a withdrawal that exceeds the Step-Up Amount will reduce the Withdrawal Benefit Base as follows: (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base will be reduced by the amount of the withdrawal, or (2) If the withdrawal causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base is reduced to the lesser of (a) or (b), where:

          a. is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

          b. is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals for the

             Benefit Year equal to the current Maximum Annual Withdrawal Amount, and further reduced in the same proportion that the contract value was reduced by the amount of the withdrawal that exceeds the Maximum Annual Withdrawal Amount.


STEPPED-UP BENEFIT BASE: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount for Options 1 and 2, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base if you take withdrawals prior to the Benefit Availability Date. For Option 3, if you take withdrawals prior to the Benefit Availability Date, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base plus the reduced Step-Up Amount which will be 30% of the Withdrawal Benefit Base, adjusted for such withdrawals.



     If you do not take withdrawals prior to the Benefit Availability Date, you will receive the entire Step-Up Amount and the Stepped-Up Benefit Base will equal the Withdrawal Benefit Base plus the Step-Up Amount.


After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount will reduce the Stepped-Up Benefit Base by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount (in that Benefit
Year) reduces the Stepped-Up Benefit Base to the lesser of (a) or (b), where:

          a. is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

          b. is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals for the Benefit Year equal to the current Maximum Annual Withdrawal Amount, and further reduced in the same proportion that the contract value was reduced by the amount of the withdrawal that exceeds the Maximum Annual Withdrawal Amount.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated at the start of the next Benefit Year. The new Maximum Annual Withdrawal Amount will equal the Stepped-Up Benefit Base on that Benefit Year anniversary divided by the Minimum Withdrawal Period on that Benefit Year anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amounts.


MINIMUM WITHDRAWAL PERIOD: After each withdrawal, a new Minimum Withdrawal Period is calculated. If total withdrawals in a Benefit Year are less than or equal to the current Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Stepped-Up Benefit Base after the withdrawal, divided by the current Maximum Annual Withdrawal Amount.


During any Benefit Year in which the sum of withdrawals exceeds the Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Minimum Withdrawal Period calculated at the end of the prior Benefit Year reduced by one year.


CONTRACT VALUE: Any withdrawal under the Benefit reduces the contract value by the amount of the withdrawal.



THE POLARIS INCOME REWARDS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS ON THE POLARIS INCOME REWARDS FEATURE.



What happens if my contract value is reduced to zero?



If the contract value is zero but the Stepped-Up Benefit Base is greater than zero, a Benefit remains payable under the feature. However, the contract and its other features and benefits will be terminated once the contract value equals zero. Once the contract is terminated, you may not make subsequent Purchase Payments and no death benefit or future annuitization payments are available. Therefore, under adverse market conditions, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.


To receive your remaining Benefit, you may select one of the following options:


     1. Lump sum distribution of the actuarial present value as determined by us, of the total remaining guaranteed withdrawals; or


     2. the current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the Stepped-Up Benefit Base equals zero; or

     3. any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis.


What happens to Polaris Income Rewards upon a spousal continuation?



A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. SEE SPOUSAL CONTINUATION BELOW.

If the Stepped-Up Benefit Base is greater than zero when the original owner dies, and the contract value equals zero and therefore no death benefit is payable, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The components of the feature will not change. If the Stepped-Up Benefit Base and the contract value are greater than zero, a non-spousal Beneficiary must make a death claim under the contract provisions which terminates the Benefit. SEE DEATH BENEFITS BELOW.



Can Polaris Income Rewards be cancelled?


Once you elect the feature, you may not cancel it. The feature automatically terminates upon the occurrence of one of the following:

     1. Stepped-Up Benefit Base is equal to zero; or

     2. Annuitization of the contract; or

     3. Full surrender of the contract; or

     4. Death benefit is paid; or

     5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

We reserve the right to terminate the feature if withdrawals in excess of Maximum Annual Withdrawal Amount in any Benefit Year reduce the Stepped-Up Benefit Base by 50% or more.


IMPORTANT INFORMATION



Polaris Income Rewards is designed to offer protection of your initial investment in the event of a significant market down turn. Polaris Income Rewards may not guarantee an income stream based on all Purchase Payments made into your contract nor does it guarantee any investment gains. Polaris Income Rewards does not guarantee a withdrawal of any subsequent Purchase Payments made after the 90th day following the contract issue date. This feature also does not guarantee lifetime income payments. You may never need to rely on Polaris Income Rewards if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.


Withdrawals under the feature are treated like any other withdrawal for the purpose of reducing the contract value, free withdrawal amounts and all other benefits, features and conditions of your contract.


If you need to take withdrawals or are required to take required minimum distributions ("RMD") under the Internal Revenue Code ("IRC") from this contract prior to the Benefit Availability Date, you should know that such withdrawals may negatively impact the value of the Benefit. As noted above, your Stepped-Up Benefit Base will be reduced if you take withdrawals before the Benefit Availability Date. Any withdrawals taken under this feature or under the contract may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up RMDs and have elected this feature, your distributions must be automated and will not be recalculated on an annual basis.


We reserve the right at the time your contract is issued to limit the maximum Eligible Purchase Payments to $1 million. For prospectively issued contracts, we reserve the right to limit the investment options available under the contract if you elect this Polaris Income Rewards feature.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE POLARIS INCOME REWARDS FEATURE (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.


CAPITAL PROTECTOR


What is Capital Protector?


Capital Protector is an optional living benefit offered on your contract. If you elect this feature, you will be charged an annualized fee. At the end of 10 full contract years ("Waiting Period"), the feature makes a one-time adjustment ("Benefit") so that your contract will be worth at least the amount of your guaranteed Purchase Payment(s) as specified below (less adjustments for withdrawals). Capital Protector offers protection in the event that your contract value declines due to unfavorable investment performance.



How and when can I elect the feature?



You may only elect this feature at the time your contract is issued, so long as the Waiting Period ends before your Latest Annuity Date. Capital Protector is not available if you elect Polaris Income Rewards. SEE POLARIS INCOME REWARDS ABOVE.



Capital Protector may not be available through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.


Can Capital Protector be cancelled?


Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the end of the Waiting Period. The feature terminates automatically following the end of the Waiting Period. In addition, the feature will no longer be available and no Benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the end of the Waiting Period.


How is the benefit calculated?


The Benefit is a one-time adjustment to your contract in the event that your contract value at the end of the Waiting

Period ("Benefit Date") is less than the Purchase Payments made, as follows:



----------------------------------------------------------------------------------
                                              PERCENTAGE OF PURCHASE PAYMENTS
           TIME ELAPSED SINCE                         INCLUDED IN THE
        THE CONTRACT ISSUE DATE                     BENEFIT CALCULATION
----------------------------------------------------------------------------------
               0-90 Days                                    100%
----------------------------------------------------------------------------------
               91 Days +                                     0%
----------------------------------------------------------------------------------


The benefit calculation is equal to your Benefit Base, as defined below, minus your contract value on the Benefit Date. If the resulting amount is positive, you will receive a Benefit under the feature. If the resulting amount is negative, you will not receive a Benefit.

Your Benefit Base is equal to (a) minus (b) where:


     (a) is the Purchase Payments received on or after the contract issue date multiplied by the applicable percentages in the table above, and;



     (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the contract issue date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.


What is the fee for Capital Protector?


The annualized charge will be deducted from your contract value on a quarterly basis throughout the Waiting Period, beginning at the end of the first contract quarter following the contract issue date and up to and including on the Benefit Date. Once the feature is terminated, as discussed above, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.



----------------------------------------------------------------------------------
             CONTRACT YEAR                            ANNUALIZED FEE*
----------------------------------------------------------------------------------
                  0-7                                      0.50%
----------------------------------------------------------------------------------
                  8-10                                     0.25%
----------------------------------------------------------------------------------
                  11+                                       none
----------------------------------------------------------------------------------



* As a percentage of your contract value minus Purchase Payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.


What happens to Capital Protector upon a Spousal Continuation?


If your spouse chooses to continue this contract upon your death, this feature cannot be terminated. The Waiting Period starts from the original issue date. The corresponding Benefit Date will not change as a result of a spousal continuation. SEE SPOUSAL CONTINUATION BELOW.


IMPORTANT INFORMATION


Capital Protector may not guarantee a return of all of your Purchase Payments. If you plan to add subsequent Purchase Payments over the life of your contract, you should know that Capital Protector would not protect the majority of those payments.



Since Capital Protector may not guarantee a return of all Purchase Payments at the end of the Waiting Period, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Benefit. For example, if near the end of the Waiting Period your Benefit Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your contract value to be larger than your Benefit Base on your Benefit Date, you will not receive any Benefit even though you have paid for Capital Protector throughout the Waiting Period. You should discuss making subsequent Purchase Payments with your financial representative as such activity may reduce the value of the Benefit.



We will allocate any benefit amount contributed to the contract value on the Benefit Date to the Cash Management Variable Portfolio. Any Benefit paid is not considered a Purchase Payment for purposes of calculating other benefits or features of your contract. Benefits based on earnings, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the Benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE CAPITAL PROTECTOR (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.


        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                 DEATH BENEFIT
        ----------------------------------------------------------------
        ----------------------------------------------------------------


DEATH BENEFITS



If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.



We do not pay a death benefit if you die after you switch to the Income Phase. In that case, your Beneficiary would receive any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS BELOW.


You designate your Beneficiary who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint owner is the sole beneficiary.


We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. All death benefit calculations discussed below are as of the date we receive paperwork and satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.


If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the Contract. SEE SPOUSAL CONTINUATION BELOW.



If a Beneficiary does not elect a specific form of pay out, within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.



The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.



Payments must begin under the selected Income Option no later than the first anniversary of your death for non-qualified contracts or December 31st of the year following the year of your death for IRAs. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an Income Option.


DEFINED TERMS


The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.



We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (and any applicable fees and charges) by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.



To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced, by taking the amount of the withdrawal in relation to the contract value immediately before the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.


The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.


The information below describes the death benefits on contracts issued on or after October 24, 2001:



The death benefit is the greatest of:



     1. Contract value; or



     2. Net Purchase Payments; or



     3. Maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals since the contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.



If you are age 90 or older at the time of death, the death benefit will be equal to contract value at the time we receive all required paperwork and satisfactory proof of death.



SPOUSAL CONTINUATION



The Continuing Spouse may elect to continue the contract after your death. Generally, the contract and its benefit and elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place once, upon the death of the original owner of the contract.



To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original owner.



Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original owner, exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death.

Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.



PLEASE SEE OPTIONAL LIVING BENEFITS AND DEATH BENEFITS ABOVE FOR INFORMATION ON THE EFFECT OF SPOUSAL CONTINUATION ON THOSE BENEFITS.


        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                    EXPENSES


        ----------------------------------------------------------------
        ----------------------------------------------------------------


There are fees and expenses associated with your contract which reduce your investment return. We will not increase the contract level fees, such as Separate Account or withdrawal charges for the life of your contract. These fees and charges reduce your investment return. Underlying Fund fees may increase or decrease.



SEPARATE ACCOUNT EXPENSES



The mortality and expense risk charge and distribution expense charge is 1.52% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.



Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.



If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any legitimate cost or expense including supporting distribution, depending upon market conditions. SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.



WITHDRAWAL CHARGES



The contract provides a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY ABOVE. You may incur a withdrawal charge if you take a withdrawal in excess of the free withdrawal amount and/or if you fully surrender your contract.


We apply a withdrawal charge against each Purchase Payment you contribute to the contract. After a Purchase Payment has been in the contract for 7 complete years, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines each year a Purchase Payment is in the contract. The withdrawal charge schedule is as follows:


WITHDRAWAL CHARGE

-----------------------------------------------------------------------------------------
      YEAR           1        2        3        4        5        6        7        8
-----------------------------------------------------------------------------------------
 WITHDRAWAL
 CHARGE              7%       6%       5%       4%       3%       2%       1%       0%
-----------------------------------------------------------------------------------------


When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered as coming from earnings first, then Purchase Payments. SEE ACCESS TO YOUR MONEY ABOVE.



Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.



We will not assess a withdrawal charge when we pay a death benefit, contract fees and/or when you switch to the Income Phase.


Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES
BELOW.


UNDERLYING FUND EXPENSES



INVESTMENT MANAGEMENT FEES



The Separate Account purchases shares of the Variable Portfolios. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the Underlying Funds. These fees may vary. They are not fixed or specified in your annuity contract, rather the Variable Portfolios are governed by their own boards of trustees.


12b-1 FEES


Shares of certain Trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.



In addition, the 0.25% annualized service fee applicable to Class 2 shares of American Funds Insurance Series, Class 3 shares of Anchor Series Trust, Class 3 shares of SunAmerica Series Trust and the Class II shares of the Van Kampen Life Investment Trust, is generally used to pay financial intermediaries for services provided over the life of your contract.



For more detailed information on these Underlying Fund fees, refer to the prospectuses for the Trusts.

CONTRACT MAINTENANCE FEE



During the Accumulation Phase, we deduct a contract maintenance fee of $30 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. We will deduct the contract maintenance fee on a pro-rata basis from your contract value on your contract anniversary. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.



If your contract value is $50,000 or more on your contract anniversary date, we are currently waiving this fee. This waiver is subject to change without notice.



TRANSFER FEE



Generally, we permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. SEE TRANSFERS DURING THE ACCUMULATION PHASE ABOVE.



OPTIONAL POLARIS INCOME REWARDS FEE



The annualized Polaris Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:



 ----------------------------------------------------
       CONTRACT YEAR             ANNUALIZED FEE
 ----------------------------------------------------
         0-7 years             0.65% of Withdrawal
                                  Benefit Base
 ----------------------------------------------------
        8-10 years             0.45% of Withdrawal
                                  Benefit Base
 ----------------------------------------------------
         11+ years                    none
 ----------------------------------------------------



OPTIONAL CAPITAL PROTECTOR FEE



The annualized fee for the Capital Protector feature is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since the contract issue date. If you elect the feature, the charge is deducted at the end of the first contract quarter and quarterly thereafter from your contract value. The fee is as follows:



----------------------------------------------------------------------------------
             CONTRACT YEAR                             ANNUALIZED FEE
----------------------------------------------------------------------------------
                  0-7                                      0.50%
----------------------------------------------------------------------------------
                  8-10                                     0.25%
----------------------------------------------------------------------------------
                  11+                                       none
----------------------------------------------------------------------------------



INCOME TAXES


We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED



Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.


The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.


        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                 INCOME OPTIONS
        ----------------------------------------------------------------
        ----------------------------------------------------------------


ANNUITY DATE


During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You must provide us with a written request of the date you want income payments to begin. Your annuity date is the first day of the month you select income payments to begin ("Annuity Date"). You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before your Latest Annuity Date. If you do not choose an Annuity Date, your income payments will automatically begin on the Latest Annuity Date.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.


INCOME OPTIONS



You must contact us to select an income option. Once you begin receiving income payments, you cannot change your income option before beginning the Income Phase. If you elect to receive income payments but do not select an option, your income payments shall be in accordance with Option 4 for a period of 10 years; for income payments based on joint lives, the default is Option 3 for a period of 10 years.


We base our calculation of income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.


OPTION 1 - LIFE INCOME ANNUITY


This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.


OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY


This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.


OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 YEARS GUARANTEED



This option is similar to Option 2 above, with an additional guarantee of payments for at least 10. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining income payments are made to the Beneficiary under your contract.



OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED


This option is similar to Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract.


OPTION 5 - INCOME FOR A SPECIFIED PERIOD


This option provides income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed income payments being made) may redeem any remaining guaranteed variable income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable income payments. If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.


Please read the Statement of Additional Information for a more detailed discussion of the income options.



FIXED OR VARIABLE INCOME PAYMENTS



You can choose income payments that are fixed, variable or both. Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable and if your money is only in Fixed Accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable, unless otherwise elected. If income payments are fixed, the Company guarantees the amount of each payment. If the income payments are variable, the amount is not guaranteed.



INCOME PAYMENTS



We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of payments.


If you are invested in the Variable Portfolios after the Annuity date, your income payments vary depending on four things:

     - for life options, your age when payments begin; and


     - the contract value attributable to the Variable Portfolios on the Annuity Date; and


     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.


If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.



TRANSFERS DURING THE INCOME PHASE



During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.



DEFERMENT OF PAYMENTS


We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                     TAXES
        ----------------------------------------------------------------
        ----------------------------------------------------------------


NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.



ANNUITY CONTRACTS IN GENERAL


The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R.10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.


TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS



If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is longer; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.



TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)



Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan and continued for a period of 5 years until you attain age 59 1/2, whichever is longer; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order (does not apply to IRAs). This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.


The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.


MINIMUM DISTRIBUTIONS



Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.


You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.


The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations effective January 1, 2006 will require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. Generally, we are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.



TAX TREATMENT OF DEATH BENEFITS


Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s)could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.


CONTRACTS OWNED BY A TRUST OR CORPORATION


A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.


GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT


If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non- Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.


DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.


These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.


        ----------------------------------------------------------------
        ----------------------------------------------------------------

                               OTHER INFORMATION

        ----------------------------------------------------------------
        ----------------------------------------------------------------


FIRST SUNAMERICA



The Company is a stock life insurance company originally organized under the laws of the state of New York on December 5, 1978. Its principal place of business is 733 Third Avenue, New York, New York 10017. The Company conducts life insurance and annuity business in the state of New York. The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.



THE SEPARATE ACCOUNT



The Company originally established the Separate Account, FS Variable Separate Account, under New York law on September 9, 1994. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act, as amended.



The Company owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by the Company. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.



THE GENERAL ACCOUNT



Money allocated to any Fixed Accounts goes into the Company's general account. The general account consists of all of the company's assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any of the Company's contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.



The Company has a support agreement in effect between the Company and its ultimate parent company, American International Group, Inc. ("AIG"), and the Company's insurance policy obligations are guaranteed by American Home Assurance Company, a subsidiary of AIG. See the Statement of Additional Information for more information regarding these arrangements.



REGISTRATION STATEMENT



Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.



PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT


PAYMENTS TO BROKER-DEALERS


Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission only, that may be up to a maximum 8% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually. Generally, the higher the upfront commissions, the lower the trail and vice versa. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.



We may pay broker-dealers support fees in the form of additional cash or non-cash compensation. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us or a flat fee. These payments may be consideration for, among other things, product placement/preference, greater access to train and educate the firm's registered representatives about our products, our participation in sales conferences and educational seminars and allowing broker-dealers to perform due diligence on our products. The amount of these fees may be tied to the anticipated level of our access in that firm. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract.



Contract commissions and other support fees may influence the way that a broker-dealer and its registered representatives market the contracts and service customers who purchase the contracts and may influence the broker-dealer and its registered representatives to present this contract over others available in the market place. You should discuss with your broker-dealer and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest.



AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of the Company, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.


PAYMENTS WE RECEIVE


In addition to amounts received pursuant to established 12b-1 Plans from the Underlying Funds, we receive compensation of up to 0.50% annually based on assets under management from certain Trusts' investment advisers or their affiliates for services related to the availability of the Underlying Funds in the contract. We receive such payments in connection with each of the Trusts available in this Contract with the exception of AFIS. Furthermore, certain investment advisers and/or subadvisers may help offset the costs we incur for training to support sales of the Underlying Funds in the contract.



ADMINISTRATION



We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 1-800-99NY-SUN, if you have any comment, question or service request.


We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.


LEGAL PROCEEDINGS



There are no pending legal proceedings affecting the Separate Account. From time to time, the Company is party to various kinds of litigation incidental to its business operations. In management's opinion, these matters are not material in relation to the financial position of the Company.



AIG has announced that it has delayed filing its Annual Report on Form 10-K for the year ended December 31, 2004 to allow AIG's Board of Directors and new management adequate time to complete an extensive review of AIG's books and records. The review includes issues arising from pending investigations into non-traditional insurance products and certain assumed reinsurance transactions by the Office of the Attorney General for the State of New York and the Securities and Exchange Commission and from AIG's decision to review the accounting treatment of certain additional items. Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG resulted in corresponding downgrades and ratings actions being taken with respect to the Company's ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us.



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The financial statements of First SunAmerica Life Insurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004 and the financial statements of FS Variable Separate Account at December 31, 2004, and for each of the two years in the period ended December 31, 2004, are incorporated by reference in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


        ----------------------------------------------------------------
        ----------------------------------------------------------------
                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
        ----------------------------------------------------------------
        ----------------------------------------------------------------


Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling 1-800-99NY-SUN. The contents of the SAI are listed below.


Separate Account..............................    3
General Account...............................    4
Performance Data..............................    4
Income Payments...............................    8
Death Benefits for Contracts Issued Prior to
  October 24, 2001............................    9
Annuity Unit Values...........................    9
Taxes.........................................   13
Distribution of Contracts.....................   18
Financial Statements..........................   19

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          APPENDIX A - CONDENSED FINANCIAL INFORMATION FOR POLARIS II

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                              FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                                                 ENDED         ENDED         ENDED
                    VARIABLE PORTFOLIOS                        12/31/02      12/31/03      12/31/04
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Aggressive Growth (Inception Date - 12/02/02
        Beginning AUV.......................................  $10.639       $10.077       $12.720
        Ending AUV..........................................  $10.077       $12.720       $14.595
        Ending Number of AUs................................  9             3,217         10,557

-----------------------------------------------------------------------------------------------------
Alliance Growth (Inception Date - 12/02/02)
        Beginning AUV.......................................  $23.774       $21.940       $27.122
        Ending AUV..........................................  $21.940       $27.122       $28.764
        Ending Number of AUs................................  4             27,531        87,317

-----------------------------------------------------------------------------------------------------
American Funds Global Growth (Inception Date - 12/02/02)
        Beginning AUV.......................................  $11.543       $10.949       $14.590
        Ending AUV..........................................  $10.949       $14.590       $16.310
        Ending Number of AUs................................  9             18,561        110,555

-----------------------------------------------------------------------------------------------------
American Funds Growth (Inception Date - 12/02/02)
        Beginning AUV.......................................  $12.029       $10.884       $14.667
        Ending AUV..........................................  $10.884       $14.667       $16.252
        Ending Number of AUs................................  8             46,645        139,560

-----------------------------------------------------------------------------------------------------
American Funds Growth Income (Inception Date - 12/02/02)
        Beginning AUV.......................................  $11.599       $10.884       $14.197
        Ending AUV..........................................  $10.884       $14.197       $15.434
        Ending Number of AUs................................  9             71,074        315,007

-----------------------------------------------------------------------------------------------------
Asset Allocation (Inception Date - 12/02/02)
        Beginning AUV.......................................  $17.180       $16.887       $20.421
        Ending AUV..........................................  $16.887       $20.421       $22.135
        Ending Number of AUs................................  6             8,962         24,874

-----------------------------------------------------------------------------------------------------
Blue Chip Growth (Inception Date - 12/02/02)
        Beginning AUV.......................................  $5.053        $4.659        $5.769
        Ending AUV..........................................  $4.659        $5.769        $5.965
        Ending Number of AUs................................  20            26,106        73,144

-----------------------------------------------------------------------------------------------------
Capital Appreciation (Inception Date - 12/02/02)
        Beginning AUV.......................................  $27.667       $25.794       $33.529
        Ending AUV..........................................  $25.794       $33.529       $35.945
        Ending Number of AUs................................  4             22,135        93,261

-----------------------------------------------------------------------------------------------------
Cash Management (Inception Date - 12/02/02)
        Beginning AUV.......................................  $13.024       $13.018       $12.878
        Ending AUV..........................................  $13.018       $12.878       $12.756
        Ending Number of AUs................................  13            41,646        155,784

-----------------------------------------------------------------------------------------------------
Corporate Bond (Inception Date - 12/02/02)
        Beginning AUV.......................................  $14.379       $14.704       $16.174
        Ending AUV..........................................  $14.704       $16.174       $16.975
        Ending Number of AUs................................  7             13,523        101,975

-----------------------------------------------------------------------------------------------------
Davis Venture Value (Inception Date - 12/02/02)
        Beginning AUV.......................................  $22.187       $21.460       $28.069
        Ending AUV..........................................  $21.460       $28.069       $31.304
        Ending Number of AUs................................  5             43,093        165,250

-----------------------------------------------------------------------------------------------------
"Dogs" of Wall Street (Inception Date - 12/02/02)
        Beginning AUV.......................................  $9.177        $8.902        $10.500
        Ending AUV..........................................  $8.902        $10.500       $11.309
        Ending Number of AUs................................  11            21,567        26,019

-----------------------------------------------------------------------------------------------------
Emerging Markets (Inception Date - 12/02/02)
        Beginning AUV.......................................  $6.213        $5.958        $8.933
        Ending AUV..........................................  $5.958        $8.933        $10.934
        Ending Number of AUs................................  16            8,343         26,956

-----------------------------------------------------------------------------------------------------
Federated American Leaders (Inception Date - 12/02/02)
        Beginning AUV.......................................  $13.332       $12.912       $16.184
        Ending AUV..........................................  $12.912       $16.184       $17.475
        Ending Number of AUs................................  8             18,228        49,330

-----------------------------------------------------------------------------------------------------
Foreign Value (Inception Date - 12/02/02)
        Beginning AUV.......................................  $9.960        $9.407        $12.463
        Ending AUV..........................................  $9.407        $12.463       $14.701
        Ending Number of AUs................................  10            60,221        278,670

-----------------------------------------------------------------------------------------------------
Global Bond (Inception Date - 12/02/02)
        Beginning AUV.......................................  $16.048       $16.324       $16.611
        Ending AUV..........................................  $16.324       $16.611       $16.968
        Ending Number of AUs................................  6             9,261         7,071

-----------------------------------------------------------------------------------------------------
Global Equities (Inception Date - 12/02/02)
        Beginning AUV.......................................  $13.154       $12.546       $15.584
        Ending AUV..........................................  $12.546       $15.584       $17.129
        Ending Number of AUs................................  8             837           8,578

-----------------------------------------------------------------------------------------------------



         AU - Accumulation Unit


         AUV - Accumulation Unit Value

                                                              FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                                                 ENDED         ENDED         ENDED
                    VARIABLE PORTFOLIOS                        12/31/02      12/31/03      12/31/04
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Goldman Sachs Research (Inception Date - 12/02/02)
        Beginning AUV.......................................  $5.388        $5.058        $6.224
        Ending AUV..........................................  $5.058        $6.224        $6.910
        Ending Number of AUs................................  19            4,280         8,625

-----------------------------------------------------------------------------------------------------
Government & Quality Bond (Inception Date - 12/02/02)
        Beginning AUV.......................................  $16.183       $16.472       $16.588
        Ending AUV..........................................  $16.472       $16.588       $16.854
        Ending Number of AUs................................  6             92,010        344,247

-----------------------------------------------------------------------------------------------------
Growth (Inception Date - 12/02/02)
        Beginning AUV.......................................  $22.137       $20.848       $26.615
        Ending AUV..........................................  $20.848       $26.615       $28.987
        Ending Number of AUs................................  5             25,103        104,329

-----------------------------------------------------------------------------------------------------
Growth-Income (Inception Date - 12/02/02)
        Beginning AUV.......................................  $21.715       $20.787       $25.658
        Ending AUV..........................................  $20.787       $25.658       $28.116
        Ending Number of AUs................................  5             3,707         14,351

-----------------------------------------------------------------------------------------------------
Growth Opportunities (Inception Date - 12/02/02)
        Beginning AUV.......................................  $3.799        $3.435        $4.557
        Ending AUV..........................................  $3.435        $4.557        $4.753
        Ending Number of AUs................................  26            10,237        19,715

-----------------------------------------------------------------------------------------------------
High Yield Bond (Inception Date - 12/02/02)
        Beginning AUV.......................................  $11.534       $11.586       $14.978
        Ending AUV..........................................  $11.586       $14.978       $17.285
        Ending Number of AUs................................  9             11,111        23,313

-----------------------------------------------------------------------------------------------------
International Diversified Equities (Inception Date - 12/02/02)
        Beginning AUV.......................................  $7.290        $7.170        $9.286
        Ending AUV..........................................  $7.170        $9.286        $10.629
        Ending Number of AUs................................  14            57,435        258,255

-----------------------------------------------------------------------------------------------------
International Growth and Income (Inception Date - 12/02/02)
        Beginning AUV.......................................  $8.573        $8.330        $11.204
        Ending AUV..........................................  $8.330        $11.204       $13.305
        Ending Number of AUs................................  12            20,136        60,016

-----------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income (Inception Date - 12/02/02)
        Beginning AUV.......................................  $8.665        $8.180        $10.556
        Ending AUV..........................................  $8.180        $10.556       $11.713
        Ending Number of AUs................................  12            48,186        125,707

-----------------------------------------------------------------------------------------------------
Marsico Growth (Inception Date - 12/02/02)
        Beginning AUV.......................................  $7.833        $7.426        $9.503
        Ending AUV..........................................  $7.426        $9.503        $10.387
        Ending Number of AUs................................  13            8,026         48,359

-----------------------------------------------------------------------------------------------------
MFS Massachusetts Investors Trust (Inception Date - 12/02/02)
        Beginning AUV.......................................  $15.713       $14.930       $17.969
        Ending AUV..........................................  $14.930       $17.969       $19.749
        Ending Number of AUs................................  6             12,888        50,786

-----------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth (Inception Date - 12/02/02)
        Beginning AUV.......................................  $7.423        $6.965        $9.392
        Ending AUV..........................................  $6.965        $9.392        $10.528
        Ending Number of AUs................................  14            55,256        123,122

-----------------------------------------------------------------------------------------------------
MFS Total Return (Inception Date - 12/02/02)
        Beginning AUV.......................................  $20.353       $19.853       $22.797
        Ending AUV..........................................  $19.853       $22.797       $24.931
        Ending Number of AUs................................  5             18,660        76,118

-----------------------------------------------------------------------------------------------------
Natural Resources (Inception Date - 12/02/02)
        Beginning AUV.......................................  $14.699       $15.272       $22.162
        Ending AUV..........................................  $15.272       $22.162       $27.232
        Ending Number of AUs................................  7             2,659.016     13,516

-----------------------------------------------------------------------------------------------------
Putnam Growth: Voyager (Inception Date - 12/02/02)
        Beginning AUV.......................................  $14.739       $13.785       $16.795
        Ending AUV..........................................  $13.785       $16.795       $17.326
        Ending Number of AUs................................  7             347           6,880

-----------------------------------------------------------------------------------------------------
Real Estate (Inception Date - 12/02/02)
        Beginning AUV.......................................  $11.721       $11.836       $16.050
        Ending AUV..........................................  $11.836       $16.050       $21.219
        Ending Number of AUs................................  9             5,172         21,487

-----------------------------------------------------------------------------------------------------
Small & Mid Cap Value (Inception Date - 12/02/02)
        Beginning AUV.......................................  $10.464       $10.122       $13.588
        Ending AUV..........................................  $10.122       $13.588       $15.770
        Ending Number of AUs................................  10            40,298        107,053

-----------------------------------------------------------------------------------------------------
SunAmerica Balanced (Inception Date - 12/02/02)
        Beginning AUV.......................................  $12.998       $12.509       $14.149
        Ending AUV..........................................  $12.509       $14.149       $14.844
        Ending Number of AUs................................  8             8,383         14,273

-----------------------------------------------------------------------------------------------------



         AU - Accumulation Unit


         AUV - Accumulation Unit Value

                                                              FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                                                 ENDED         ENDED         ENDED
                    VARIABLE PORTFOLIOS                        12/31/02      12/31/03      12/31/04
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Technology (Inception Date - 12/02/02)
        Beginning AUV.......................................  $2.048        $1.716        $2.544
        Ending AUV..........................................  $1.716        $2.544        $2.436
        Ending Number of AUs................................  49            38,060        73,154

-----------------------------------------------------------------------------------------------------
Telecom Utility (Inception Date - 12/02/02)
        Beginning AUV.......................................  $8.494        $8.622        $10.068
        Ending AUV..........................................  $8.622        $10.068       $11.549
        Ending Number of AUs................................  12            1,443         3,520

-----------------------------------------------------------------------------------------------------
Van Kampen Growth and Income (Inception Date - 12/02/02)
        Beginning AUV.......................................  $9.011        $8.791        $11.056
        Ending AUV..........................................  $8.791        $11.056       $12.428
        Ending Number of AUs................................  11            71,196        280,789

-----------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock (Inception Date - 12/02/02)
        Beginning AUV.......................................  $8.543        $8.155        $10.504
        Ending AUV..........................................  $8.155        $10.504       $12.149
        Ending Number of AUs................................  12            22,640        91,517

-----------------------------------------------------------------------------------------------------
Van Kampen LIT Emerging Growth (Inception Date - 12/02/02)
        Beginning AUV.......................................  $7.598        $6.997        $8.755
        Ending AUV..........................................  $6.997        $8.755        $9.208
        Ending Number of AUs................................  13            6,547         22,764

-----------------------------------------------------------------------------------------------------
Worldwide High Income (Inception Date - 12/02/02)
        Beginning AUV.......................................  $13.871       $13.993       $17.344
        Ending AUV..........................................  $13.993       $17.344       $18.645
        Ending Number of AUs................................  7             875           12,255

-----------------------------------------------------------------------------------------------------



         AU - Accumulation Unit


         AUV - Accumulation Unit Value

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  APPENDIX B - MARKET VALUE ADJUSTMENT ("MVA")

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


The information in this Appendix applies only if you take money out of a Fixed Account (with a duration longer than 1 year) before the end of the guarantee period.



We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the Fixed Account. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the Fixed Account from which you seek withdrawal. If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number between the interest rates currently offered for the two closest periods available.



Where the MVA is negative, we first deduct the adjustment from any money remaining in the Fixed Account. If there is not enough money in the Fixed Account to meet the negative deduction, we deduct the remainder from your withdrawal. Where the MVA is positive, we add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.



The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:



                             [(1+I/(1+J+L)]N/12 - 1



     where:



       I is the interest rate you are earning on the money invested in the Fixed Account;



       J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the Fixed Account;



       N is the number of full months remaining in the term you initially agreed to leave your money in the Fixed Account; and



       L is 0.0025 (some states require a different value; see your contract)



We do not assess an MVA against withdrawals under the following circumstances:



     - If a withdrawal is made within 30 days after the end of a guarantee period;



     -   If a withdrawal is made to pay contract fees and charges;



     -   To pay a death benefit; and



     -   Upon beginning an income option, if occurring on the Latest Annuity
         Date.


EXAMPLES OF THE MVA


    The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the



Guarantee periods available or Surrender Charges applicable under your contract.



The examples below assume the following:



     (1) You made an initial Purchase Payment of $10,000 and allocated it to a Fixed Account at a rate of 5%;



     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the term you initially agreed to leave your money in the Fixed Account (N = 18);



     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and



     (4) Your contract was not issued in a state where L = 0.0025.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES


Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn fall within the free withdrawal amount.



The MVA factor is = [(1+I)/(1+J+0.0025)]N/12 - 1



                  = [(1.05)/(1.04+0.0025)]18/12 - 1



                  = (1.007194)(1.5) - 1



                  = 1.010811 - 1



                  = +0.010811



The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:



                         $4,000 X (+0.010811) = +$43.24



$43.24 represents the positive MVA that would be added to the withdrawal.


NEGATIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES


Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 5.5% and the 3-year Fixed Account is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn fall within the free withdrawal amount.



The MVA factor is = [(1+I)/(1+J+0.0025)]N/12 - 1



                  = [(1.05)/(1.06+0.0025)]18/12 - 1



                  = (0.988235)1.5 - 1



                  = 0.982405 - 1



                  = -0.017595



The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:



                         $4,000 X (-0.017595) = -$70.38



$70.38 represents the negative MVA that will be deducted from the money remaining in the 3-year Fixed Account.


We may choose to waive any negative MVA in its entirety. If we do so we will apply the waiver uniformly and consistently to all contract owners.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES


Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.



The MVA factor is = [(1+I)/(1+J+0.0025)]N/12 - 1



                  = [(1.05)/(1.04+0.0025)]18/12 - 1



                  = (1.007194)1.5 - 1



                  = 1.010811 - 1



                  = +0.010811



The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% X $4,000 = $3,760) is multiplied by the MVA factor to determine the MVA:



                         $3,760 X (+0.010811) = +$40.65



$40.65 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES


Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 5.5% and the 3-year Fixed Account is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.



The MVA factor is = [(1+I)/(1+J+0.0025)](N/12) - 1



                  = [(1.05)/(1.06+0.0025)](18/12) - 1



                  = (0.988235)1.5 - 1



                  = 0.982405 - 1



                  =-0.017595



The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% X $4,000 = $3,760) is multiplied by the MVA factor to determine the MVA:



                         $3,760 X (-0.017595) = -$66.16



$66.16 represents the negative MVA that would be deducted from the withdrawal.


We may choose to waive any negative MVA in its entirety. If we do so we will apply the waiver uniformly and consistently to all contract owners.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

           APPENDIX C - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Capitalized terms used in this Appendix have the same meaning as they have in prospectus.

The term "Continuation Net Purchase Payment" is used frequently to describe the death benefit options payable to the beneficiary of the Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawal, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.

The term "withdrawals" as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.

     If the Continuing Spouse is below age 90 at the time of death, and:

     If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:


     a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or


     b. Continuation Net Purchase Payments; or

     c. The maximum anniversary value on any contract anniversary occurring after the Continuation Date and prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments made since that contract anniversary; and reduced for any withdrawals recorded since the contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

     If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greatest of:

     a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

     b. Net Purchase Payments received since the original issue date; or

     c. The maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals since the contract anniversary in the same proportion that the withdrawal reduced each contract value on the date of the withdrawal. Contract anniversary is defined as the full 12 month period after the original contract issue date.


     If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  APPENDIX D - POLARIS INCOME REWARDS EXAMPLES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following examples demonstrate the operation of the Polaris Income Rewards feature:


     EXAMPLE 1:


     Assume you elect Polaris Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. If you make no additional Purchase Payments and no withdrawals, your Withdrawal Benefit Base is $100,000 on the Benefit Availability Date.


     Your Stepped-Up Benefit Base equals Withdrawal Benefit Base plus the Step-Up Amount ($100,000 + (20% X $100,000) = $120,000). Your Maximum
     Annual Withdrawal Amount as of the Benefit Availability Date is 10% of your Withdrawal Benefit Base ($100,000 X 10% = $10,000). The Minimum Withdrawal Period is equal to the Stepped-Up Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 12 years ($120,000/$10,000). Therefore, you may take $120,000 in withdrawals of up to $10,000 annually over a minimum of 12 years beginning on or after the Benefit Availability Date.



     EXAMPLE 2 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE FOR OPTIONS 1 AND 2:


     Assume you elect Polaris Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.

     Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% X 100,000) = $90,000).
     Since the Step-Up Amount is zero because a withdrawal was made prior to the Benefit Availability Date, your Stepped-Up Benefit Base on the Benefit Availability Date equals your Withdrawal Benefit Base. Therefore, the Stepped-Up Benefit Base also equals $90,000. Your Maximum Annual Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 10 years ($90,000/$9,000 = 10).


     EXAMPLE 3 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE FOR OPTION 3:


     Assume you elect Polaris Income Rewards Option 3 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.

     Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% X 100,000) = $90,000).
     Since the withdrawal occurred prior to the Benefit Availability Date, your Step-Up Amount will be reduced to 30% of your Withdrawal Benefit Base ((30% X $90,000) = $27,000). Therefore, your Stepped-Up Benefit Base on the Benefit Availability Date equals the Withdrawal Benefit Base plus the Step-Up Amount (($90,000 + $27,000) = $117,000). Your Maximum Annual
     Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 13 years ($117,000/$9,000 = 13).


     EXAMPLE 4 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAXIMUM ANNUAL WITHDRAWAL AMOUNT AFTER THE BENEFIT AVAILABILITY DATE:


     Assume you elect Polaris Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $7,500 during the first year after the Benefit Availability Date.

     Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($10,000), your Stepped-Up Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($7,500). Your new Stepped-Up Benefit Base equals $112,500. Your Maximum Annual Withdrawal Amount remains $10,000. Your new Minimum Withdrawal Period following the withdrawal is equal to the new Stepped-Up Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($112,500/$10,000). Therefore, you may take withdrawals of up to $10,000 over a minimum of 11 years and 3 months.


     EXAMPLE 5 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT AFTER THE BENEFIT AVAILABILITY DATE:


     Assume you elect Polaris Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. Your Withdrawal Benefit Base is $100,000 and your Stepped-Up Benefit Base is $120,000. You make a withdrawal of $15,000 during the first year after the

     Benefit Availability Date. Your contract value is $125,000 at the time of the withdrawal.

     Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($10,000), we recalculate your Stepped-Up Benefit Base ($120,000) by taking the lesser of two calculations. For the first calculation, we deduct the amount of the withdrawal from the Stepped-Up Benefit Base ($120,000 - $15,000 = $105,000). For the second calculation, we deduct the amount of the Maximum Annual Withdrawal Amount from the Stepped-Up Benefit Base ($120,000 - $10,000 = $110,000). Next, we calculate the excess portion of the withdrawal ($5,000) and determine the proportion by which the contract value was reduced by the excess portion of the withdrawal ($5,000 /$125,000 = 4%). Finally we reduce $110,000 by that proportion (4%) which equals $105,600. Your Stepped-Up Benefit Base is the lesser of these two calculations or $105,000. The Minimum Withdrawal Period following the withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (12 years) reduced by one year (11 years). Your Maximum Annual Withdrawal Amount is your Stepped-Up Benefit Base divided by your Minimum Withdrawal Period ($105,000/11), which equals $9,545.45.

--------------------------------------------------------------------------------


   Please forward a copy (without charge) of the Polaris II Variable Annuity Statement of Additional Information to:

             (Please print or type and fill in all information.)

        ----------------------------------------------------------------
        Name

        ----------------------------------------------------------------
        Address

        ----------------------------------------------------------------
        City/State/Zip

Date:                                 Signed:
-----------------------------------   -----------------------------------

   Return to:  First SunAmerica Life Insurance Company, Annuity Service
   Center, P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
                          FS VARIABLE SEPARATE ACCOUNT

                     POLARIS II VARIABLE ANNUITY PROSPECTUS
                               (F-3023-PRO (5/05))
                                DATED MAY 2, 2005
                                       AND

                       POLARIS VARIABLE ANNUITY PROSPECTUS
                              (F-1319-PRO.2 (5/05))
                              (F-1878-PRO.2 (5/05))
                                DATED MAY 2, 2005
                                       AND

          WM DIVERSIFIED STRATEGIES III NY VARIABLE ANNUITY PROSPECTUS
                               (N-3794-PRO (5/05))
                                DATED MAY 2, 2005
--------------------------------------------------------------------------------

The following language shall be added as page 2, prior to the Table of Contents, of each prospectus referenced above:

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

First SunAmerica Life Insurance Company's (the "Company") Annual Report on Form 10-K for the year ended December 31, 2004, and its quarterly reports on Form 10-Q, File No. 033-81474, are incorporated herein by reference. The Company files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and 10-Q, electronically pursuant to EDGAR under CIK 0000926897.

All documents or reports filed by the Company under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus are also incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supersede documents incorporated herein by reference.

The Company is subject to the informational requirements of the Exchange Act. We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

Washington, District of Columbia                  Chicago, Illinois
450 Fifth Street, N.W., Room 1024                 500 West Madison Street
Washington, DC 20549                              Chicago, IL 60661

                                                  New York, New York
                                                  233 Broadway
                                                  New York, NY 10279

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.



                                   Page 1 of 2
               Please keep this Supplement with your prospectus.

The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

               First SunAmerica Life Insurance Company
               Annuity Service Center
               P.O. Box 54299
               Los Angeles, California 90054-0299
               Telephone Number:  (800) 99NY-SUN

SECURITES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION

Indemnification for liabilities arising under the Securities Act of 1933 (the "Act") is provided to the Company's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the Act and unenforceable. If a claim for indemnification against such liabilities (other than for payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of the Company in connection with the securities registered under this prospectus, the Company will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. The Company will be governed by final judgment of the issue. However, if in the opinion of the Company's counsel this issue has been determined by controlling precedent, the Company will not submit the issue to a court for determination.


Dated:  May 2, 2005


                                   Page 2 of 2
                Please keep this Supplement with your prospectus.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
                          FS VARIABLE SEPARATE ACCOUNT
  ----------------------------------------------------------------------------


             SUPPLEMENT TO THE POLARIS PROSPECTUS DATED MAY 2, 2005

                                 ("SUPPLEMENT")

The following information is provided to offer the optional Polaris Rewards Program. The sections shown here supplement those in the Prospectus, if the Polaris Rewards Program is elected.

This variable annuity provides an optional payment enhancement feature. If you elect this feature, in exchange for payment enhancements credited to your contract, your surrender charge schedule will be longer and greater than if you chose not to elect this feature. These withdrawal charges may offset the value of any payment enhancement, if you make an early withdrawal.

If you elect to participate in the Polaris Rewards Program at contract issue, we contribute an Upfront Payment Enhancement and, if applicable, a Deferred Payment Enhancement to your contract in conjunction with each Purchase Payment you invest during the life of your contract. If you elect to participate in this Program, all Purchase Payments are subject to a nine year withdrawal charge schedule. These withdrawal charges may offset the value of any bonus, if you make an early withdrawal. You may not elect to participate in this Program if you are age 81 or older at the time of contract issue. Amounts we contribute to your contract under this Program are considered earnings and are allocated to your contract as described below.

HIGHLIGHTS
-------------------

WE ALSO OFFER PRODUCTS THAT DO NOT OFFER THE POLARIS REWARDS PROGRAM. GENERALLY, PRODUCTS WITHOUT THE POLARIS REWARDS PROGRAM HAVE THE SAME MORTALITY AND EXPENSE RISK CHARGES AS PRODUCTS WITH THE POLARIS REWARDS PROGRAM. HOWEVER, CONTRACTS WITHOUT THE POLARIS REWARDS PROGRAM HAVE A SHORTER AND LOWER SURRENDER CHARGE SCHEDULE.

                Please keep this Supplement with your Prospectus

GLOSSARY
----------------

To describe the Polaris Rewards Program, we use the following defined terms:

PAYMENT ENHANCEMENT(S) - The amount(s) allocated to your contract by us under the Polaris Rewards Program. Payment Enhancements are calculated as a percentage of your Purchase Payments and are considered earnings.

POLARIS REWARDS PROGRAM - A program that provides a payment enhancement in exchange for a surrender charge that declines over 9 years.

Any other capitalized terms used in this Supplement have the same meaning as the term defined in the Prospectus.

FEE TABLE
-----------------

EXPENSES FOR CONTRACTS WITH POLARIS REWARDS

MAXIMUM OWNER TRANSACTION EXPENSES
Maximum Withdrawal Charges (as a percentage of each Purchase Payment)(1) 9%

(1)WITHDRAWAL CHARGE (AS A PERCENTAGE OF EACH PURCHASE PAYMENT)

YEARS                    1     2     3     4     5     6     7     8     9    10
-----                   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
With Polaris Rewards    9%    9%    8%    7%    6%    5%    4%    3%    2%    0%

After a Purchase Payment has been in the contract for nine complete years, withdrawal charges no longer apply to that Purchase Payment. The other expenses in the contract remain the same.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     MAXIMUM AND MINIMUM EXPENSE EXAMPLES WITH THE POLARIS REWARDS PROGRAM
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in the contract, with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract maintenance fee, separate account annual expenses, fees for optional features and expenses of the Underlying Funds of the Trusts.

The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the Underlying Funds are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
----------------------------------------------
(ASSUMING MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSE OF 1.52% AND INVESTMENT IN THE UNDERLYING FUND WITH TOTAL EXPENSES OF 1.60%)
    (1) If you surrender your contract at the end of the applicable time period:

                      1 YEAR                    3 YEARS                    5 YEARS                    10 YEARS
                =====================================================================================================
                      $1,226                    $1,797                     $2,292                      $3,545
                =====================================================================================================

    (2)    If you annuitize your contract at the end of applicable time period:

                      1 YEAR                    3 YEARS                    5 YEARS                    10 YEARS
                =====================================================================================================
                      $ 315                     $  963                     $1,635                      $3,430
                =====================================================================================================

    (3)    If you do not surrender your contract:

                      1 YEAR                    3 YEARS                    5 YEARS                    10 YEARS
                =====================================================================================================
                      $ 326                     $  997                     $1,692                      $3,545
                =====================================================================================================

MINIMUM EXPENSE EXAMPLES
---------------------------------------------
(ASSUMING MINIMUM SEPARATE ACCOUNT ANNUAL EXPENSE OF 1.52% AND INVESTMENT IN THE UNDERLYING FUND WITH TOTAL EXPENSES OF 0.56%)
    (1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

                      1 YEAR                    3 YEARS                    5 YEARS                    10 YEARS
                =====================================================================================================
                      $1,120                    $1,480                     $1,767                      $2,511
                =====================================================================================================

    (2)    If you annuitize your contract at the end of applicable time period:

                      1 YEAR                    3 YEARS                    5 YEARS                    10 YEARS
                =====================================================================================================
                      $ 211                     $  652                     $1,119                      $2,410
                =====================================================================================================

    (3) If you do not surrender your contract and you do not elect any optional features:

                      1 YEAR                    3 YEARS                    5 YEARS                    10 YEARS
                =====================================================================================================
                      $ 220                     $  680                     $1,167                      $2,511
                =====================================================================================================

NOTE: Expense examples reflect participation in the Polaris Rewards Program and therefore use the Polaris Rewards surrender charge schedule and a 2% upfront Payment Enhancement.

POLARIS REWARDS PROGRAM
----------------------------------------------

If you are age 80 or younger at the time your contract is issued you may elect to participate in this program. If you elect to participate in the Polaris Rewards program at contract issue, we contribute an upfront Payment Enhancement and, if available, a deferred Payment Enhancement to your contract in conjunction with each Purchase Payment you invest during the life of your contract. If you elect to participate in this program, all Purchase Payments are subject to a nine year withdrawal charge schedule. These withdrawal charges may offset the value of any Payment Enhancement, if you make an early withdrawal. Amounts we contribute to your contract under this program are considered earnings and are allocated to your contract as described below. There may be scenarios in which due to negative market conditions and your inability to remain invested over the long-term, a contract with the Polaris Rewards program may not perform as well as the contract without the feature.

Purchase Payments may not be invested in dollar cost averaging Fixed Accounts if you participate in the Polaris Rewards program. However, you may use other Fixed Account options, if available, as a source account for dollar cost averaging.

Enhancement Levels

Each enhancement level is a range of dollar amounts, which may correspond to different enhancement rates and dates. The enhancement level applicable to your initial Purchase Payment is determined by the amount of that initial Purchase Payment. With respect to any subsequent Purchase Payments we determine your enhancement level by adding your contract value on the date we receive each subsequent Purchase Payment to the amount of the subsequent Purchase Payment. Enhancement levels may change from time to time, at our sole discretion.

Upfront Payment Enhancement

An upfront Payment Enhancement is an amount we add to your contract on the day we receive a Purchase Payment. We calculate an upfront Payment Enhancement amount as a percentage of each Purchase Payment. We refer to this percentage amount as the upfront Payment Enhancement rate. We periodically review and establish the upfront Payment Enhancement rate, which may increase or decrease at any time, but will never be less than 2%. The applicable upfront Payment Enhancement rate is the rate in effect for the applicable enhancement level at the time we receive each Purchase Payment under your contract. The upfront Payment Enhancement amounts are allocated among Variable Portfolios and the available Fixed Account options according to the current allocation instructions on file when we receive each Purchase Payment.

Deferred Payment Enhancement

A deferred Payment Enhancement is an amount we may add to your contract on a stated future date (the "deferred Payment Enhancement date"). We calculate a deferred Payment Enhancement amount, if applicable, as a percentage of each Purchase Payments received at the time we receive the Purchase Payment. We refer to this percentage amount as the deferred Payment Enhancement rate. We periodically review and establish the deferred Payment Enhancement rates and deferred Payment Enhancement dates. The deferred Payment Enhancement rate being offered may increase, decrease or be eliminated by us at any time. The deferred Payment Enhancement date, if applicable, may change at any time. The applicable deferred Payment Enhancement date and deferred Payment Enhancement rate are those which may be in effect for the applicable enhancement level at the time when we receive each Purchase Payment. Any applicable deferred Payment Enhancement, when credited, is allocated to the Cash Management Variable Portfolio.

If you withdraw any portion of a Purchase Payment, to which a deferred Payment Enhancement applies, prior to the deferred Payment Enhancement date, we reduce the amount of the corresponding deferred Payment Enhancement in the same proportion that your withdrawal (and any fees and charges associated with such withdrawals) reduces that Purchase Payment. For purposes of determining the deferred Payment Enhancement, withdrawals are assumed to be taken from earnings first, then from Purchase Payments, on a first-in-first-out basis.


An illustration of how we calculate any applicable Deferred Payment Enhancement amount can be found at the end of this supplement in the APPENDIX -- POLARIS REWARDS PROGRAM EXAMPLES.


We will not allocate any applicable deferred Payment Enhancement to your contract if any of the following circumstances occurs prior to the deferred Payment Enhancement date:

        --      You surrender your contract;

        --      A death benefit is paid on your contract;

        --      You switch to the Income Phase of your contract; or

        --      You fully withdraw the corresponding Purchase Payment.

90 Day Window

As of the 90th day after your contract was issued, we will total your Purchase Payments less withdrawals made over those 90 days, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments, less withdrawals, bring you to an enhancement level which, as of the date we issued your contract, would have provided for a higher upfront and/or deferred Payment Enhancement rate on each Purchase Payment, you will get the benefit of the enhancement rate(s) that were applicable to that higher enhancement level at the time your contract was issued ("Look Back Adjustment"). We will add any applicable upfront Look Back Adjustment to your contract on the 90th day following the date of contract issue. We will send you a confirmation indicating any applicable upfront and/or deferred Look Back Adjustment, on or about the 90th day following the date of contract issuance. We will allocate any applicable upfront Look Back Adjustment according to your then current allocation instructions on file for subsequent Purchase Payments at the time we make the contribution and if applicable, to the Cash Management Variable Portfolio, for a deferred Look Back Adjustment.

An example of a Look-Back Adjustment can be found at the end of this supplement in the APPENDIX -- POLARIS REWARDS PROGRAM EXAMPLES.


CURRENT ENHANCEMENT LEVELS

The Enhancement Levels, Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement date applicable to all Purchase Payments as of the date of this prospectus are:

 -------------------------------------------------------------------------------------------------
                            UPFRONT PAYMENT         DEFERRED PAYMENT         DEFERRED PAYMENT
   ENHANCEMENT LEVEL        ENHANCEMENT RATE        ENHANCEMENT RATE         ENHANCEMENT DATE
 -------------------------------------------------------------------------------------------------
  Under $40,000                    2%                      0%                       N/A
 -------------------------------------------------------------------------------------------------
  $40,000-$99,999                  4%                      0%                       N/A
 -------------------------------------------------------------------------------------------------
  $100,000-$499,999                4%                      1%            Nine years from the date
                                                                         we receive each Purchase
                                                                                 Payment.
 -------------------------------------------------------------------------------------------------
  $500,000-more                    5%                      1%            Nine years from the date
                                                                         we receive each Purchase
                                                                                 Payment.
 -------------------------------------------------------------------------------------------------

Enhancement Levels and Payment Enhancement Rates may change at any time for future payments.

If a Spousal Continuation of the contract occurs, Deferred Payment Enhancements will be allocated as they would have been under the original contract.

If you elect Polaris Rewards and decide to cancel your contract during the Right to Examine period, we will refund to you the value of your contract on the day we receive your request minus the Right to Examine Payment Adjustment. The Right to Examine Payment Adjustment is equal to the lesser of (1) the value of any Payment Enhancement(s) on the day we receive your Right to Examine request; or
(2) the Payment Enhancement amount(s), if any, which we allocate to your contract. Thus, you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the Right to Examine period.

If you contract was issued as an IRA and you cancel your contract during the Right to Examine period, we return the greater of (1) your Purchase Payments; or
(2) the value of your contract minus the Right to Examine Payment Enhancement Deduction.

The Polaris Rewards program may not be available through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative regarding the availability of this program.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE POLARIS REWARDS PROGRAM (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                        POLARIS REWARDS PROGRAM EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

I.     DEFERRED PAYMENT ENHANCEMENT
If you elect to participate in the Polaris Rewards Program at contract issue, we contribute at least 2% of each Purchase Payment to your contract for each Purchase Payment we receive as an Upfront Payment Enhancement. Any applicable Deferred Payment Enhancement is allocated to your contract on the corresponding Deferred Payment Enhancement Date and, if declared by the Company, is a percentage of your remaining Purchase Payment on the Deferred Payment Enhancement Date. Deferred Purchase Payment Enhancements are reduced proportionately by partial withdrawals of that Purchase Payment prior to the Deferred Payment Enhancement Date.

The examples that follow assume an initial Purchase Payment of $125,000 and that the Deferred Payment Enhancement is 1%.

For purposes of the example, the Deferred Payment Enhancement Date is the 9th anniversary of the Purchase Payment.

EXAMPLE 1 - NO WITHDRAWALS ARE MADE
The Upfront Payment Enhancement allocated to your contract is $2,500 (2% of $125,000).

On your 9(th) contract anniversary, the Deferred Payment Enhancement Date, your Deferred Payment Enhancement of $1,250 (1% of your remaining Purchase Payment or $125,000) will be allocated to your contract.

EXAMPLE 2 - WITHDRAWAL MADE PRIOR TO DEFERRED PAYMENT ENHANCEMENT DATE As in Example 1, your Upfront Payment Enhancement is $2,500.

This example also assumes the following:
    1.     Your contract value on your 5(th) contract anniversary is $190,000.
    2. You request a withdrawal of $75,000 on your 5(th) contract anniversary.
    3.     No subsequent Purchase Payments have been made.
    4.     No prior withdrawals have been taken.
    5.     Funds are not allocated to any of the MVA Fixed Accounts.

On your 5(th) contract anniversary, your penalty-free earnings in the contract are $65,000 ($190,000 contract value less your $125,000 investment in the contract). Therefore, you are withdrawing $10,000 of your initial Purchase Payment. Your contract value will also be reduced by a $500 withdrawal charge on the $10,000 Purchase Payment (5% of $10,000). Your gross withdrawal is $75,500 of which $10,500 constitutes part of your Purchase Payment.

The withdrawal of $10,500 of your $125,000 Purchase Payment is a withdrawal of 8.4% of your Purchase Payment. Therefore, only 91.6%, or $114,500, of your initial Purchase Payment remains in your contract.

On your 9(th) contract anniversary, the Deferred Payment Enhancement Date, assuming no other transactions occur affecting the Purchase Payment, we allocate your Deferred Payment Enhancement of $1,145 (1% of your remaining Purchase Payment, $114,500) to your contract.

II.     90 DAY WINDOW

The following hypothetical examples assume that the Company is offering Upfront and Deferred Payment Enhancements in accordance with this chart at the time each Purchase Payment is received:

-------------------------------------------------------------------------------------------------
     ENHANCEMENT           UPFRONT PAYMENT         DEFERRED PAYMENT         DEFERRED PAYMENT
        LEVEL              ENHANCEMENT RATE        ENHANCEMENT RATE         ENHANCEMENT DATE
-------------------------------------------------------------------------------------------------
 Under $40,000                    2%                      0%                       N/A
-------------------------------------------------------------------------------------------------
 $40,000-$99,999                  4%                      0%                       N/A
-------------------------------------------------------------------------------------------------
 $100,000-$499,999                4%                      1%            Nine years from the date
                                                                             we receive each
                                                                            Purchase Payment.
-------------------------------------------------------------------------------------------------
 $500,000-more                    4%                      2%            Nine years from the date
                                                                             we receive each
                                                                            Purchase Payment.
-------------------------------------------------------------------------------------------------

Contracts issued with the Polaris Rewards feature may be eligible for a "Look-Back Adjustment." As of the 90th day after your contract was issued, we will total your Purchase Payments remaining in your contract at that time, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an Enhancement Level which, as of the date we issued your contract, would have provided for a higher Upfront and/or Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued.

This example assumes the following:

1.     Above Enhancement Levels, Rates and Dates throughout the first 90 days.
2.     No withdrawal in the first 90 days.
3.     Initial Purchase Payment of $35,000 on December 1, 2000.
4.     Subsequent Purchase Payment of $40,000 on January 15, 2001.
5.     Subsequent Purchase Payment of $25,000 on January 30, 2001.
6.     Subsequent Purchase Payment of $7,500 on February 12, 2001.

ENHANCEMENT AT THE TIME PAYMENTS ARE RECEIVED

-----------------------------------------------------------------------------------------------------
                                                                                         DEFERRED
       DATE OF               PURCHASE            UPFRONT             DEFERRED            PAYMENT
      PURCHASE               PAYMENT             PAYMENT             PAYMENT           ENHANCEMENT
       PAYMENT                AMOUNT           ENHANCEMENT         ENHANCEMENT             DATE
-----------------------------------------------------------------------------------------------------
 December 1, 2000            $35,000                2%                  0%                 N/A
-----------------------------------------------------------------------------------------------------
 January 15, 2001            $40,000                4%                  0%                 N/A
-----------------------------------------------------------------------------------------------------
 January 30, 2001            $25,000                4%                  1%           January 30, 2010
-----------------------------------------------------------------------------------------------------
 February 12, 2001            $7,500                4%                  1%             February 12,
                                                                                           2010
-----------------------------------------------------------------------------------------------------

ENHANCEMENT ADJUSTMENT ON THE 90(TH) DAY FOLLOWING CONTRACT ISSUE

The sum of all Purchase Payments made in the first 90 days of the contract equals $107,500. According to the Enhancement Levels in effect at the time this contract was issued, a $107,500 Purchase Payment would have received a 4% Upfront Payment Enhancement and a 1% Deferred Payment Enhancement. Under the 90 Day Window provision all Purchase Payments made within those first 90 days would receive the benefit of the parameters in place at the time the contract was issued, as if all of the Purchase Payments were received on the date of issue. Thus, the first two Purchase Payments would be adjusted on the 90th day following contract issue, as follows:

 -----------------------------------------------------------------------------------------------------
                                                                                         DEFERRED
        DATE OF              PURCHASE            UPFRONT             DEFERRED            PAYMENT
       PURCHASE              PAYMENT             PAYMENT             PAYMENT           ENHANCEMENT
        PAYMENT               AMOUNT           ENHANCEMENT         ENHANCEMENT             DATE
 -----------------------------------------------------------------------------------------------------
  December 1, 2000           $35,000                4%                  1%           December 1, 2009
 -----------------------------------------------------------------------------------------------------
  January 15, 2001           $40,000                4%                  1%           January 15, 2010
 -----------------------------------------------------------------------------------------------------
  January 30, 2001           $25,000                4%                  1%           January 30, 2010
 -----------------------------------------------------------------------------------------------------
  February 12, 2001           $7,500                4%                  1%          February 12, 2010
 -----------------------------------------------------------------------------------------------------

Date: May 2, 2005

                Please keep this Supplement with your Prospectus

                                 [POLARIS LOGO]

                                   PROSPECTUS

                                  MAY 2, 2005



Please read this prospectus carefully         FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
before investing and keep it for                  issued by
future reference. It contains                 FIRST SUNAMERICA LIFE INSURANCE COMPANY
important information about the                   in connection with
variable annuity.                             FS VARIABLE SEPARATE ACCOUNT
                                              The annuity has several investment choices - both fixed account options and Variable
To learn more about the annuity               Portfolios listed below. The Variable Portfolios are part of the Anchor Series Trust
offered in this prospectus, you can           ("AST"), and the SunAmerica Series Trust ("SAST").
obtain a copy of the Statement of
Additional Information ("SAI") dated          STOCKS:
May 2, 2005. The SAI has been filed               MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
with the United States Securities and               - Aggressive Growth Portfolio                                              SAST
Exchange Commission ("SEC") and is                  - Blue Chip Growth Portfolio                                               SAST
incorporated by reference into this                 - "Dogs" of Wall Street Portfolio*                                         SAST
prospectus. The Table of Contents of                - Growth Opportunities Portfolio                                           SAST
the SAI appears at the end of this                MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
prospectus. For a free copy of the                  - Alliance Growth Portfolio                                                SAST
SAI, call us at (800) 99NY-SUN or                   - Global Equities Portfolio                                                SAST
write to us at our Annuity Service                  - Growth-Income Portfolio                                                  SAST
Center, P.O. Box 54299, Los Angeles,              MANAGED BY DAVIS ADVISORS
California 90054-0299.                              - Davis Venture Value Portfolio                                            SAST
                                                    - Real Estate Portfolio                                                    SAST
In addition, the SEC maintains a                  MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA
website (http://www.sec.gov) that                   - Federated American Leaders Portfolio*                                    SAST
contains the SAI, materials                         - Telecom Utility Portfolio                                                SAST
incorporated by reference and other               MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT, L.P.
information filed electronically with               - Goldman Sachs Research Portfolio                                         SAST
the SEC by the Company.                           MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                    - MFS Massachusetts Investors Trust Portfolio                              SAST
ANNUITIES INVOLVE RISKS, INCLUDING                  - MFS Mid-Cap Growth Portfolio                                             SAST
POSSIBLE LOSS OF PRINCIPAL, AND ARE               MANAGED BY PUTNAM INVESTMENT MANAGEMENT COMPANY, LLC
NOT A DEPOSIT OR OBLIGATION OF, OR                  - Emerging Markets Portfolio                                               SAST
GUARANTEED OR ENDORSED BY, ANY BANK.                - International Growth and Income Portfolio                                SAST
THEY ARE NOT FEDERALLY INSURED BY THE               - Putnam Growth: Voyager Portfolio                                         SAST
FEDERAL DEPOSIT INSURANCE                         MANAGED BY VAN KAMPEN
CORPORATION, THE FEDERAL RESERVE                    - International Diversified Equities Portfolio                             SAST
BOARD OR ANY OTHER AGENCY.                          - Technology Portfolio                                                     SAST
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
                                                    - Capital Appreciation Portfolio                                            AST
                                                    - Growth Portfolio                                                          AST
                                                    - Natural Resources Portfolio                                               AST
                                              BALANCED:
                                                  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                    - SunAmerica Balanced Portfolio                                            SAST
                                                  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                    - MFS Total Return Portfolio                                               SAST
                                                  MANAGED BY WM ADVISORS, INC.
                                                    - Asset Allocation Portfolio                                                AST
                                              BONDS:
                                                  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                    - High-Yield Bond Portfolio                                                SAST
                                                  MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY
                                                    - Corporate Bond Portfolio                                                 SAST
                                                  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L.
                                                    - Global Bond Portfolio                                                    SAST
                                                  MANAGED BY VAN KAMPEN
                                                    - Worldwide High Income Portfolio                                          SAST
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
                                                    - Government & Quality Bond Portfolio                                       AST
                                              CASH:
                                                  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                    - Cash Management Portfolio                                                SAST
                                              * "Dogs" of Wall Street Portfolio is an equity fund seeking total return; and
                                              Federated American Leaders Portfolio is an equity fund seeking growth of capital and income.



  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
                                    TABLE OF CONTENTS
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
 GLOSSARY........................................................................      2
 HIGHLIGHTS......................................................................      3
 FEE TABLES......................................................................      4
    Maximum Owner Transaction Expenses...........................................      4
    Contract Maintenance Fee.....................................................      4
    Separate Account Annual Expenses.............................................      4
    Underlying Fund Expenses.....................................................      4
 EXAMPLES........................................................................      5
 THE POLARIS VARIABLE ANNUITY....................................................      6
 PURCHASING A POLARIS VARIABLE ANNUITY...........................................      6
    Allocation of Purchase Payments..............................................      7
    Accumulation Units...........................................................      7
    Right to Examine.............................................................      7
    Exchange Offers..............................................................      7
 INVESTMENT OPTIONS..............................................................      7
    Variable Portfolios..........................................................      7
        Anchor Series Trust......................................................      8
        SunAmerica Series Trust..................................................      8
    Fixed Account Options........................................................      8
    Dollar Cost Averaging Fixed Accounts.........................................      9
    Dollar Cost Averaging Program................................................      9
    Asset Allocation Program.....................................................     10
    Transfers During the Accumulation Phase......................................     11
    Automatic Asset Rebalancing Program..........................................     12
    Return Plus Program..........................................................     13
    Voting Rights................................................................     13
    Substitution, Addition or Deletion of Variable Portfolios....................     13
 ACCESS TO YOUR MONEY............................................................     13
    Systematic Withdrawal Program................................................     14
    Minimum Contract Value.......................................................     14
 DEATH BENEFIT...................................................................     14
 EXPENSES........................................................................     15
    Separate Account Expenses....................................................     15
    Withdrawal Charges...........................................................     15
    Underlying Fund Expenses.....................................................     16
    Contract Maintenance Fee.....................................................     16
    Transfer Fee.................................................................     16
    Income Taxes.................................................................     16
    Reduction or Elimination of Charges and Expenses,
      and Additional Amounts Credited............................................     16
 INCOME OPTIONS..................................................................     16
    Annuity Date.................................................................     16
    Income Options...............................................................     17
    Fixed or Variable Income Payments............................................     17
    Income Payments..............................................................     17
    Transfers During the Income Phase............................................     18
    Deferment of Payments........................................................     18
 TAXES...........................................................................     18
    Annuity Contracts in General.................................................     18
    Tax Treatment of Distributions - Non-Qualified Contracts.....................     18
    Tax Treatment of Distributions - Qualified Contracts.........................     18
    Minimum Distributions........................................................     19
    Tax Treatment of Death Benefits..............................................     19
    Contracts Owned by A Trust or Corporation....................................     20
    Gifts, Pledges and/or Assignments of a Contract..............................     20
    Diversification and Investor Control.........................................     20
 OTHER INFORMATION...............................................................     20
    First SunAmerica.............................................................     20
    The Separate Account.........................................................     20
    The General Account..........................................................     21
    Registration Statements......................................................     21
    Payments in Connection with the Distribution of the Contract.................     21
    Administration...............................................................     22
    Legal Proceedings............................................................     22
    Independent Registered Public Accounting Firm................................     22
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION........................     23
 APPENDIX A - CONDENSED FINANCIAL INFORMATION FOR POLARIS........................    A-1
 APPENDIX B - MARKET VALUE ADJUSTMENT ("MVA")....................................    B-1


        ----------------------------------------------------------------
        ----------------------------------------------------------------

                                    GLOSSARY

        ----------------------------------------------------------------
        ----------------------------------------------------------------


We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.



ACCUMULATION PHASE - The period during which you invest money in your contract.



ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.



ANNUITANT - The person on whose life we base income payments.



ANNUITY DATE - The date on which you select income payments to begin.



ANNUITY UNITS - A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.



BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.



COMPANY - Refers to First SunAmerica Life Insurance Company, the insurer that issues this contract. The term "we," "us," "our," and "First SunAmerica" are also used to identify the Company.



FIXED ACCOUNT - An account that we may offer in which you may invest money and earn a fixed rate of return.


INCOME PHASE - The period during which we make income payments to you.


LATEST ANNUITY DATE - Your 90th birthday.



MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.



NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").


NYSE - New York Stock Exchange



OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.




PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.



QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.



SEPARATE ACCOUNT - A segregated asset account maintained separately from the Company's regular portfolio of investments and general accounts. The Separate Account is established by the Company to purchase and hold the Variable Portfolios.




TRUSTS - Collectively refers to the Anchor Series Trust and the SunAmerica Series Trust.



UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.


VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the Underlying Funds of the Trusts.

        ----------------------------------------------------------------
        ----------------------------------------------------------------

                                   HIGHLIGHTS

        ----------------------------------------------------------------
        ----------------------------------------------------------------


The Polaris Variable Annuity is a contract between you and First SunAmerica Life Insurance Company ("First SunAmerica"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.



RIGHT TO EXAMINE: If you cancel your contract within 10 days after receiving it, we will cancel the contract without charging a withdrawal charge. You will receive the greater of Purchase Payments or the value of your contract on the day that we receive your request less any Payment Enhancement(s). This amount may be more or less than your original Purchase Payment. If you elect to participate in Polaris Rewards you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the Right to Examine period. PLEASE SEE PURCHASING A POLARIS VARIABLE ANNUITY IN THE PROSPECTUS.



EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $30 contract administration charge from your contract, which may be waived for contracts of $50,000 or more. We also deduct insurance charges, which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment management charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract, we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, withdrawal charges no longer apply to that portion of the Purchase Payment. PLEASE SEE THE FEE TABLE, PURCHASING A POLARIS VARIABLE ANNUITY AND EXPENSES IN THE PROSPECTUS.



ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.



DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.



INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. PLEASE SEE INCOME OPTIONS IN THE PROSPECTUS.



INQUIRIES: If you have questions about your contract call your financial representative or contact us at First SunAmerica Life Insurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone
Number: (800) 99NY-SUN.



THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS AND PROGRAMS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.



IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY, SEE THE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT SECTION UNDER OTHER INFORMATION.



  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   FEE TABLES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT.



MAXIMUM OWNER TRANSACTION EXPENSES



MAXIMUM WITHDRAWAL CHARGES (AS A PERCENTAGE OF EACH PURCHASE PAYMENT)(1)..................  7%



TRANSFER FEE..................  $25 per transfer after the first 15 transfers in any contract year.



THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.



CONTRACT MAINTENANCE FEE........................................................  $30(2)



SEPARATE ACCOUNT ANNUAL EXPENSES


(deducted from the average daily ending net asset value allocated to the Variable Portfolio)



Mortality and Expense Risk Charge...............................................  1.37%
Distribution Expense Charge.....................................................  0.15%
                                                                                  =====
    TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES......................................  1.52%



THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.



UNDERLYING FUND EXPENSES



                          TOTAL ANNUAL UNDERLYING FUND EXPENSES                             MINIMUM   MAXIMUM
                          -------------------------------------                             -------   -------
(expenses that are deducted from underlying portfolios of the Trusts, including management
 fees, other expenses and 12b-1 fees, if applicable)......................................   0.56%     1.60%



FOOTNOTES TO THE FEE TABLES:



(1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over 7 years as follows:



YEARS:......................................................   1    2    3    4    5    6    7   8+
                                                              7%   6%   5%   4%   3%   2%   1%   0%



(2) The contract maintenance fee may be waived if contract value is $50,000 or more.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee, separate account annual expenses and expenses of the Underlying Funds of the Trusts.



The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the Underlying Funds of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:



MAXIMUM EXPENSE EXAMPLES


(assuming separate account annual expenses of 1.52% and investment in an Underlying Fund with maximum total expenses of 1.60%)



(1) If you surrender your contract at the end of the applicable time period:



    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
    $1,020            $1,476            $1,957            $3,472
---------------------------------------------------------------------
---------------------------------------------------------------------



(2) If you annuitize your contract at the end of the applicable time period:



    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $315              $963             $1,635            $3,430
---------------------------------------------------------------------
---------------------------------------------------------------------



(3) If you do not surrender your contract:



    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $320              $976             $1,657            $3,472
---------------------------------------------------------------------
---------------------------------------------------------------------



MINIMUM EXPENSE EXAMPLES


(assuming separate account annual expenses of 1.52% and investment in an underlying portfolio with minimum total expenses of 0.56%)



(1) If you surrender your contract at the end of the applicable time period:



    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $916             $1,166            $1,442            $2,458
---------------------------------------------------------------------
---------------------------------------------------------------------



(2) If you annuitize your contract at the end of the applicable time period:



    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $211              $652             $1,119            $2,410
---------------------------------------------------------------------
---------------------------------------------------------------------



(3) If you do not surrender your contract:



    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $216              $666             $1,142            $2,458
---------------------------------------------------------------------
---------------------------------------------------------------------



EXPLANATION OF FEE TABLES AND EXAMPLES



1. The purpose of the Fee Table and Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Fee Table and Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.



2. In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed.



   THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE
                                   EXPENSES.

           ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.


 CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION
                          APPENDIX OF THIS PROSPECTUS.

        ----------------------------------------------------------------
        ----------------------------------------------------------------

                          THE POLARIS VARIABLE ANNUITY

        ----------------------------------------------------------------
        ----------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:


     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.



     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.



     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.


Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins after the specified waiting period when you start taking income payments.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.


Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.


For more information on investment options available under this contract, SEE INVESTMENT OPTIONS BELOW.


This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age
59 1/2. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn prior to the end of the applicable withdrawal charge period, SEE FEE TABLES ABOVE. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.


        ----------------------------------------------------------------
        ----------------------------------------------------------------

                     PURCHASING A POLARIS VARIABLE ANNUITY

        ----------------------------------------------------------------
        ----------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES BELOW.


--------------------------------------------------------------------------------------------
                                                                         MINIMUM
                                      MINIMUM INITIAL                   SUBSEQUENT
                                      PURCHASE PAYMENT               PURCHASE PAYMENT
--------------------------------------------------------------------------------------------
          Qualified                        $2,000                          $250
--------------------------------------------------------------------------------------------
        Non-Qualified                      $5,000                          $500
--------------------------------------------------------------------------------------------



Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.



We reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. We reserve the right to change the amount at which pre-approval is required at any time. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, AIG SunAmerica Life Assurance Company, to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract.



We may not issue a contract to anyone age 86 or older on the contract issue date. We may not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.



We allow this contract to be jointly owned. We may require that the joint owners be spouses. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.


You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We reserve the right to not recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion. Please see the Statement of Additional Information for details on the tax consequences of an assignment.



ALLOCATION OF PURCHASE PAYMENTS



In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments.



Provided we have received your Purchase Payment and all required paperwork by Market Close, we allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.



We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your allocation instructions on file. SEE INVESTMENT OPTIONS BELOW.



ACCUMULATION UNITS



When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before Market Close, or on the next business day's unit value if we receive your money after Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.



We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:


     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and


     3. We divide this amount by the number of outstanding Accumulation Units.



We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.



EXAMPLE:



We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.



RIGHT TO EXAMINE



You may cancel your contract within ten days after receiving it. To cancel, you must mail the contract along with your Right to Examine request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.



If you decide to cancel your contract during the Right to Examine period, generally, we will refund to you the greater of (1) your Purchase Payments or
(2) the value of your contract on the day we receive your request.



We reserve the right to put your money in the Cash Management Variable Portfolio during the Right to Examine period and will allocate your money according to your instructions at the end of the applicable Right to Examine period. Currently, we do not put your money in the Cash Management Variable Portfolio during the Right to Examine period unless you allocate your money to it.



EXCHANGE OFFERS



From time to time, we may offer to allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with more current features and benefits also issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.


        ----------------------------------------------------------------
        ----------------------------------------------------------------

                               INVESTMENT OPTIONS

        ----------------------------------------------------------------
        ----------------------------------------------------------------


VARIABLE PORTFOLIOS



The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds in addition to those listed here that are not available for investment under this contract.



The Variable Portfolios along with their respective advisers are listed below:



     ANCHOR SERIES TRUST - CLASS 1



     AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), an indirect wholly-owned subsidiary of AIG, is the investment adviser and Wellington Management Company, LLP is the subadviser to Anchor Series Trust ("AST").



     SUNAMERICA SERIES TRUST - CLASS 1



     AIG SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SAST").



     The Variable Portfolios, along with the Trust's subadvisers are listed below:



STOCKS:



     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.



       - Aggressive Growth Portfolio                                        SAST



       - Blue Chip Growth Portfolio                                         SAST



       - "Dogs" of Wall Street Portfolio*                                   SAST


       - Growth Opportunities Portfolio                                     SAST


     MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.



       - Alliance Growth Portfolio                                          SAST



       - Global Equities Portfolio                                          SAST


       - Growth-Income Portfolio                                            SAST


     MANAGED BY DAVIS ADVISORS



       - Davis Venture Value Portfolio                                      SAST


       - Real Estate Portfolio                                              SAST


     MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA



       - Federated American Leaders Portfolio*                              SAST


       - Telecom Utility Portfolio                                          SAST


     MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT, L.P.


       - Goldman Sachs Research Portfolio                                   SAST


     MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY



       - MFS Massachusetts Investors Trust Portfolio                        SAST



       - MFS Mid-Cap Growth Portfolio                                       SAST



     MANAGED BY PUTNAM INVESTMENT MANAGEMENT COMPANY, LLC



       - Emerging Markets Portfolio                                         SAST



       - International Growth and Income Portfolio                          SAST


       - Putnam Growth: Voyager Portfolio                                   SAST

     MANAGED BY VAN KAMPEN



       - International Diversified Equities Portfolio**                     SAST


       - Technology Portfolio**                                             SAST


     MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP



       - Capital Appreciation Portfolio                                      AST



       - Growth Portfolio                                                    AST


       - Natural Resources Portfolio                                         AST


BALANCED:



     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.


       - SunAmerica Balanced Portfolio                                      SAST


     MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY


       - MFS Total Return Portfolio                                         SAST


     MANAGED BY WM ADVISORS, INC.


       - Asset Allocation Portfolio                                          AST


BONDS:



     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.


       - High-Yield Bond Portfolio                                           AST


     MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY


       - Corporate Bond Portfolio                                           SAST


     MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L.


       - Global Bond Portfolio                                              SAST


     MANAGED BY VAN KAMPEN


       - Worldwide High Income Portfolio                                    SAST


     MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP



       - Government & Quality Bond Portfolio                                 AST



CASH:



     MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC


       - Cash Management Portfolio                                          SAST


* "Dogs" of Wall Street Portfolio is an equity fund seeking total return and Federated American Leaders Portfolio is an equity fund seeking growth of capital and income.



** Morgan Stanley Investment Management, Inc., the Sub-adviser for the International Diversified Equities and Technology SAST portfolios, does business in certain instances using the name Van Kampen.



YOU SHOULD READ THE ACCOMPANYING PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE VARIABLE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.



FIXED ACCOUNT OPTIONS



Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.



We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the minimum guaranteed interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.



There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:



     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.



     - Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.



     - Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.



When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.



If at the time you purchase your contract, we are offering Fixed Accounts with a longer duration than one year, a market value adjustment ("MVA") may apply if you withdraw your money prior to the end of the Fixed Account. THE MARKET VALUE ADJUSTMENT APPENDIX SHOWS HOW WE CALCULATE AND APPLY THE MVA.



If you take money out of any available multi-year Fixed Account, before the end of the guarantee period, we make an adjustment to your contract. We refer to this adjustment as a MVA. The MVA does not apply to any available one year fixed account. The MVA reflects any difference in the interest rate environment between the time you place your money in the Fixed Account and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. However, the MVA will never result in your earning less that than the minimum annual guaranteed interest rate as specified in your contract, on Purchase Payments minus withdrawals, made prior to May 2, 2005, in to a particular multi-year Fixed Account and/or Purchase Payments less withdrawals made into any available multi-year fixed account on or after May 2, 2005. Thus, application of the MVA will not result in a loss of principal. Generally, if interest rates drop between the time you put your money into a Fixed Account and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA. The MVA is applicable to both partial and full withdrawals of contract value.



If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with you financial representative about the current availability of this service.



All Fixed Accounts may not be available in your state. At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to make transfers and Purchase Payments into the Fixed Accounts.



DOLLAR COST AVERAGING FIXED ACCOUNTS



You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to the Variable Portfolios according to your instructions or your current allocation instruction on file.



DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to the Variable Portfolios. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.



DOLLAR COST AVERAGING PROGRAM



The DCA program allows you to invest gradually in the Variable Portfolios at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any other Variable Portfolio ("target account"). Transfers may occur on certain periodic schedules such as monthly or weekly. You may change the frequency to other available options at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program.



If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. You may change or terminate these systematic transfers by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.



We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Account only accepts initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.



You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Accounts, we transfer the remaining money according to your current allocation instructions on file.



The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.


Assume that you want to move $750 each quarter from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

    -------------------------------------------------------------------------
            MONTH             ACCUMULATION UNIT          UNITS PURCHASED
    -------------------------------------------------------------------------
              1                     $ 7.50                     100
              2                     $ 5.00                     150
              3                     $10.00                      75
              4                     $ 7.50                     100
              5                     $ 5.00                     150
              6                     $ 7.50                     100
    -------------------------------------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.



ASSET ALLOCATION PROGRAM


PROGRAM DESCRIPTION


The Asset Allocation program is offered at no additional cost to assist in diversifying your investment across various asset classes. The Asset Allocation program allows you to choose from one of several Asset Allocation models designed to assist in meeting your stated investment goals. Each Asset Allocation model is comprised of a carefully selected combination of Variable Portfolios. The Asset Allocation models allocate amongst the various asset classes based on historical asset class performance to meet stated investment time horizons and risk tolerances.


ENROLLING IN THE ASSET ALLOCATION PROGRAM



You may enroll in the Asset Allocation program by selecting the Asset Allocation model on the contract application form. If you already own a contract, you must complete and submit a program election form. You and your financial representative should determine the model most appropriate for you based on your financial needs, risk tolerance and investment time horizon. You may discontinue investing in the program at any time, subject to our rules, by providing a written request, calling our Annuity Service Center or logging onto our website.



You may also choose to invest gradually into an Asset Allocation model through the DCA program. SEE THE DOLLAR COST AVERAGING PROGRAM ABOVE. You may only invest in one model at a time. You may invest in Variable Portfolios outside your selected Asset Allocation model but only in those Variable Portfolios that are not utilized in the Asset Allocation model you selected. A transfer into or out of one of the Variable Portfolios that are included in your Asset Allocation model, outside the specifications in the Asset Allocation model will effectively terminate your participation in the program.



WITHDRAWALS


You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected Asset Allocation model unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the Asset Allocation model, your investment may no longer be consistent with the Asset Allocation model's intended objectives. Withdrawals may be subject to a withdrawal charge. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.


     REBALANCING THE MODELS


You can elect to have your investment in the Asset Allocation models rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the model you selected. Only those Variable

Portfolios within each Asset Allocation model will be rebalanced. An investment in other Variable Portfolios not included in the model cannot be rebalanced.


Over time, the asset allocation model you select may no longer align with its original investment objective due to the effects of Variable Portfolio performance and the ever-changing investment markets. In addition, your investment needs may change. You should speak with your financial representative about how to keep your Variable Portfolio allocations in line with your investment goals.



IMPORTANT INFORMATION


Using the Asset Allocation program does not guarantee greater or more consistent returns. Future market and asset class performance may differ from the historical performance upon which the Asset Allocation models are built. Also, allocation to a single asset class may outperform a model, so that you could have been better off investing in a single asset class than in a Asset Allocation model. However, such a strategy involves a greater degree of risk because of the concentration of similar securities in a single asset class.

The Asset Allocation models represent suggested allocations that are provided to you as general guidance. You should work with your financial representative in determining if one of the models meets your financial needs, investment time horizon, and is consistent with your risk tolerance level. Information concerning the specific Asset Allocation models can be obtained from your financial representative.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE ASSET ALLOCATION PROGRAM AT ANY TIME.


TRANSFERS DURING THE ACCUMULATION PHASE



Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any Fixed Accounts by telephone or through the Company's website (http://www.aigsunamerica.com) or in writing by mail or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543, otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we follow procedures we have adopted to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.



Any transfer request will be priced as of the day it is confirmed in good order by us if the request is processed before Market Close. If the transfer request is processed after Market Close, the request will be priced as of the next business day.



Funds already in your contract cannot be transferred into the DCA Fixed Accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.



TRANSFER POLICIES



We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of an Underlying Fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the Underlying Fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries.



We have adopted the following administrative procedures to discourage Short-Term Trading.



We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not counted towards the number of free transfers per contract year.



In addition to charging a fee when you exceed 15 transfers as described in the preceding paragraph, all transfer requests in excess of 15 transfers per contract year must be submitted in writing by United States Postal Service first-class mail ("U.S. Mail") until your next contract anniversary ("Standard U.S. Mail Policy"). We will not accept transfer requests sent by any other medium except U.S. Mail until your next contract anniversary. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts and contracts utilizing third party asset allocation services as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading and we do not conduct any additional routine monitoring. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which reflect what we consider to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity cannot be controlled by the Standard U.S. Mail Policy, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we also reserve the right to evaluate, in our sole discretion, whether to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right to not accept transfers from a third party acting for you and not to accept preauthorized transfer forms.



Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject or impose other conditions on transfer privileges include:



     (1) the number of transfers made in a defined period;



     (2) the dollar amount of the transfer;



     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;



     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;



     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies; and/or



     (6) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.



Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations. We cannot guarantee that we will detect and/or deter all Short-Term Trading. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.



The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks to Short-Term Trading and negatively impact the Variable Portfolios as described above.



Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.



WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.



For information regarding transfers during the Income Phase, SEE INCOME OPTIONS BELOW.



AUTOMATIC ASSET REBALANCING PROGRAM


Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing program, your investments in the Variable Portfolios are periodically rebalanced to return your allocations to their original percentages for no additional charge. Automatic Asset Rebalancing typically involves shifting a portion of your money out of a Variable Portfolio with a higher return into a Variable Portfolio with a lower return. At your request, rebalancing occurs on a quarterly, semiannual or annual basis.


     EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:


     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a growth Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the growth Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation Units in the growth Variable Portfolio to increase those holdings to 50%.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.



RETURN PLUS PROGRAM



The Return Plus program, available only if we are offering multi-year Fixed Accounts, allows you to invest in one or more Variable Portfolios without putting your Purchase Payment at direct risk. The program, available for no additional charge, accomplishes this by allocating your investment strategically between the Fixed Accounts and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of Purchase Payments. We calculate how much of your Purchase Payment to allocate to the particular Fixed Account to ensure that it grows to an amount equal to your total Purchase Payment invested under this program. We invest the rest of your Purchase Payment in the Variable Portfolio(s) according to your allocation instructions.



     EXAMPLE OF RETURN PLUS PROGRAM:



     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to a multi-year Fixed Account. You want the amount allocated to the multi-year Fixed Account to grow to $100,000 in 7 years. If the 7-year Fixed Account is offering a 5% interest rate, Return Plus will allocate $71,069 to the 7-year Fixed Account to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios according to your allocation instructions.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE RETURN PLUS PROGRAM AT ANY TIME.



VOTING RIGHTS



The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.



SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS



We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may, in our sole discretion, offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations as we determine appropriate.



In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund for another and/or merge Underlying Funds. This would occur for various reasons, such as a determination that a Underlying Fund is no longer an appropriate investment for the contract due to continuing substandard performance; changes to the portfolio manager, investment objectives, risks and strategies; or changes in federal or state laws. To the extent required by the Investment Company Act of 1940, we may be required to obtain your approval through a proxy vote or SEC approval, prior to a substitution of shares of an Underlying Fund. We will notify you in writing of any proxies or substitutions that affect the Variable Portfolios offered in your contract.


        ----------------------------------------------------------------
        ----------------------------------------------------------------

                              ACCESS TO YOUR MONEY

        ----------------------------------------------------------------
        ----------------------------------------------------------------


You can access money in your contract by making a partial or total withdrawal, and/or by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW.



Generally, we deduct a withdrawal charge applicable to any partial or total withdrawal before the end of the withdrawal charge period. If you made a total withdrawal, we also deduct a contract maintenance fee. SEE EXPENSES BELOW.



Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your contract that we allow you to take out each year without being charged a withdrawal charge. HOWEVER, UPON A FUTURE TOTAL WITHDRAWAL OF YOUR CONTRACT, IF WITHDRAWAL CHARGES ARE STILL APPLICABLE, ANY PREVIOUS FREE WITHDRAWALS WOULD BE SUBJECT TO A WITHDRAWAL CHARGE.



Purchase Payments in excess of your free withdrawal amount, that are withdrawn prior to the end of the withdrawal schedule, will result in payment of a withdrawal charge. The amount of the withdrawal charge and how it applies are discussed more fully in EXPENSES below. You should consider, before purchasing this contract, the effect this withdrawal charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.



Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn, plus earnings, may be withdrawn free of a withdrawal charge at any time.


After the first year, you may withdraw the greater of the following amounts free of a withdrawal charge: (1) earnings in your contract as of the date you make the withdrawal; or (2) 10% of the Purchase Payments you invested for at least one year and not yet withdrawn, less any previous earnings withdrawals or systematic withdrawals that year.



Only your first withdrawal of the year is free. If you do not take the entire free amount available to you at that first withdrawal, you will forfeit the opportunity to withdraw that money free of the withdrawal charge for that year.



The portion of a free withdrawal which exceeds the sum of: (1) earnings in the contract and (2) Purchase Payments which are both no longer subject to the withdrawal charge schedule and not yet withdrawn is assumed to be a withdrawal against future earnings. Although amounts withdrawn free of a withdrawal charge under the 10% provision may reduce principal for purposes of calculating amounts available for future withdrawals of earnings, they do not reduce the amount you invested for purposes of calculating the withdrawal charge if you withdraw your entire contract value.



However, upon a future full surrender of your contract, we will recoup any withdrawal charges which would have been applicable if your free withdrawal(s) had not been free.



We calculate charges due on a total withdrawal on the day after we receive your request and your contract. We return to you your contract value less any applicable fees and charges.



Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $500. You must send a written withdrawal request. For withdrawals of $500,000 and more, you must submit a signature guarantee at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the Fixed Account in which your contract is invested. IN THE EVENT THAT A PRO RATA PARTIAL WITHDRAWAL WOULD CAUSE THE VALUE OF ANY VARIABLE PORTFOLIO OR FIXED ACCOUNT INVESTMENT TO BE LESS THAN $100, WE WILL CONTACT YOU TO OBTAIN ALTERNATE INSTRUCTIONS ON HOW TO STRUCTURE THE WITHDRAWAL.


Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.


Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.



SYSTEMATIC WITHDRAWAL PROGRAM



During the Accumulation Phase, you may elect to receive periodic income payments under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age
59 1/2. A withdrawal charge and/or MVA may apply.



The program is not available to everyone. Please check with our Annuity Service Center which can provide the necessary enrollment forms.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.



MINIMUM CONTRACT VALUE



Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.


        ----------------------------------------------------------------
        ----------------------------------------------------------------

                                 DEATH BENEFIT

        ----------------------------------------------------------------
        ----------------------------------------------------------------


If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.



We do not pay a death benefit if you die after you switch to the Income Phase. In that case, your Beneficiary would receive any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS BELOW.


You designate your Beneficiary who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint owner is the sole beneficiary.


We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. All death benefit calculations discussed below are as of the date we receive paperwork and satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.


DEFINED TERMS



The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.



We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (and any applicable fees and charges) by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.



To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced, by taking the amount of the withdrawal in relation to the contract value immediately before the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.


The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.


The information below describes the death benefits on contracts issued on or after October 24, 2001:



The death benefit is the greatest of:



     1. Contract value; or



     2. Net Purchase Payments; or



     3. Maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals since the contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.



If you are age 90 or older at the time of death, the death benefit will be equal to contract value at the time we receive all required paperwork and satisfactory proof of death.



If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. If the Beneficiary/spouse continues the contract, we do not pay a death benefit to him or her at the time of the original owner's death.


        ----------------------------------------------------------------
        ----------------------------------------------------------------

                                    EXPENSES

        ----------------------------------------------------------------
        ----------------------------------------------------------------


There are fees and expenses associated with your contract which reduce your investment return. We will not increase the contract level fees, such as Separate Account or withdrawal charges for the life of your contract. These fees and charges reduce your investment return. Underlying Fund fees may increase or decrease.



SEPARATE ACCOUNT EXPENSES



The mortality and expense risk charge and distribution expense charge is 1.52% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.



Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.



If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any legitimate cost or expense including supporting distribution, depending upon market conditions. SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.



WITHDRAWAL CHARGES



The contract provides a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY ABOVE. You may incur a withdrawal charge if you take a withdrawal in excess of the free withdrawal amount and/or if you fully surrender your contract.

We apply a withdrawal charge against each Purchase Payment you contribute to the contract. After a Purchase Payment has been in the contract for 7 complete years, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines each year a Purchase Payment is in the contract. The withdrawal charge schedule is as follows:



WITHDRAWAL CHARGE



-----------------------------------------------------------------------------------------
      YEAR           1        2        3        4        5        6        7        8
-----------------------------------------------------------------------------------------
 WITHDRAWAL
 CHARGE              7%       6%       5%       4%       3%       2%       1%       0%
-----------------------------------------------------------------------------------------



When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered as coming from earnings first, then Purchase Payments. SEE ACCESS TO YOUR MONEY ABOVE.



Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.



We will not assess a withdrawal charge when we pay a death benefit, contract fees and/or when you switch to the Income Phase.


Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES
BELOW.


UNDERLYING FUND EXPENSES



INVESTMENT MANAGEMENT FEES



The Separate Account purchases shares of the Variable Portfolios. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the Underlying Funds. These fees may vary. They are not fixed or specified in your annuity contract, rather the Variable Portfolios are governed by their own boards of trustees.



For more detailed information on these Underlying Fund fees, refer to the prospectuses for the Trusts.



CONTRACT MAINTENANCE FEE



During the Accumulation Phase, we deduct a contract maintenance fee of $30 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. We will deduct the contract maintenance fee on a pro-rata basis from your contract value on your contract anniversary. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.



If your contract value is $50,000 or more on your contract anniversary date, we are currently waiving this fee. This waiver is subject to change without notice.



TRANSFER FEE



Generally, we permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. SEE TRANSFERS DURING THE ACCUMULATION PHASE ABOVE.



INCOME TAXES


We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.


REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED



Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.


The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.


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                                 INCOME OPTIONS

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ANNUITY DATE


During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You must provide us with a written request of the date you want income payments to begin. Your annuity date is the first day of the month you select income payments to begin ("Annuity Date"). You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before your Latest Annuity Date. If you do not choose an Annuity Date, your income payments will automatically begin on the Latest Annuity Date.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.


INCOME OPTIONS



You must contact us to select an income option. Once you begin receiving income payments, you cannot change your income option before beginning the Income Phase. If you elect to receive income payments but do not select an option, your income payments shall be in accordance with Option 4 for a period of 10 years; for income payments based on joint lives, the default is Option 3 for a period of 10 years.


We base our calculation of income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.


OPTION 1 - LIFE INCOME ANNUITY


This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.


OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY


This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.


OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 YEARS GUARANTEED



This option is similar to Option 2 above, with an additional guarantee of payments for at least 10. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining income payments are made to the Beneficiary under your contract.



OPTION 4 - LIFE ANNUITY WITH 10 YEARS GUARANTEED



This option is similar to Option 1 above with an additional guarantee of payments for at least 10 years, depending on the period chosen. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract.



OPTION 5 - INCOME FOR A SPECIFIED PERIOD


This option provides income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed income payments being made) may redeem any remaining guaranteed variable income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable income payments. If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.


Please read the Statement of Additional Information for a more detailed discussion of the income options.



FIXED OR VARIABLE INCOME PAYMENTS



You can choose income payments that are fixed, variable or both. Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable and if your money is only in Fixed Accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable, unless otherwise elected. If income payments are fixed, the Company guarantees the amount of each payment. If the income payments are variable, the amount is not guaranteed.



INCOME PAYMENTS



We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of payments.


If you are invested in the Variable Portfolios after the Annuity date, your income payments vary depending on four things:

     - for life options, your age when payments begin; and


     - the contract value attributable to the Variable Portfolios on the Annuity Date; and


     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.


If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.



The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.



TRANSFERS DURING THE INCOME PHASE



During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.



DEFERMENT OF PAYMENTS


We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

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                                     TAXES

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NOTE:  THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND
GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.



ANNUITY CONTRACTS IN GENERAL


The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R.10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.


TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS



If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is longer; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.



TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)


Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan and continued for a period of 5 years until you attain age 59 1/2, whichever is longer; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order (does not apply to IRAs). This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.


The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.


MINIMUM DISTRIBUTIONS



Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.


You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.


The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations effective January 1, 2006 will require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. Generally, we are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.



TAX TREATMENT OF DEATH BENEFITS


Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s)could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.


CONTRACTS OWNED BY A TRUST OR CORPORATION


A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.


GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT


If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non- Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.


DIVERSIFICATION AND INVESTOR CONTROL


The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.


These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.


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                               OTHER INFORMATION

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FIRST SUNAMERICA



The Company is a stock life insurance company originally organized under the laws of the state of New York on December 5, 1978. Its principal place of business is 733 Third Avenue, New York, New York 10017. The Company conducts life insurance and annuity business in the state of New York. The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.



THE SEPARATE ACCOUNT



The Company originally established the Separate Account, FS Variable Separate Account, under New York law on September 9, 1994. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act, as amended.



The Company owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by the Company. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.



THE GENERAL ACCOUNT



Money allocated to any Fixed Accounts goes into the Company's general account. The general account consists of all of the company's assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any of the Company's contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.



The Company has a support agreement in effect between the Company and its ultimate parent company, American International Group, Inc. ("AIG"), and the Company's insurance policy obligations are guaranteed by American Home Assurance Company, a subsidiary of AIG. See the Statement of Additional Information for more information regarding these arrangements.



REGISTRATION STATEMENTS



Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.



PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT



PAYMENTS TO BROKER-DEALERS



Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission only, that may be up to a maximum 8% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually. Generally, the higher the upfront commissions, the lower the trail and vice versa. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.



We may pay broker-dealers support fees in the form of additional cash or non-cash compensation. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us or a flat fee. These payments may be consideration for, among other things, product placement/preference, greater access to train and educate the firm's registered representatives about our products, our participation in sales conferences and educational seminars and allowing broker-dealers to perform due diligence on our products. The amount of these fees may be tied to the anticipated level of our access in that firm. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract.



Contract commissions and other support fees may influence the way that a broker-dealer and its registered representatives market the contracts and service customers who purchase the contracts and may influence the broker-dealer and its registered representatives to present this contract over others available in the market place. You should discuss with your broker-dealer and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest.



AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of the Company, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.



PAYMENTS WE RECEIVE



In addition to amounts received pursuant to established 12b-1 Plans from the Underlying Funds, we receive compensation of up to 0.50% annually based on assets under management from certain Trusts' investment advisers or their affiliates for services related to the availability of the Underlying Funds in the contract. We receive such payments in connection with each of the Trusts available in this Contract with the exception of AFIS. Furthermore, certain investment advisers and/or subadvisers may help offset the costs we incur for training to support sales of the Underlying Funds in the contract.

ADMINISTRATION



We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 99NY-SUN, if you have any comment, question or service request.


We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.


LEGAL PROCEEDINGS



There are no pending legal proceedings affecting the Separate Account. From time to time, the Company is party to various kinds of litigation incidental to its business operations. In management's opinion, these matters are not material in relation to the financial position of the Company.



AIG has announced that it has delayed filing its Annual Report on Form 10-K for the year ended December 31, 2004 to allow AIG's Board of Directors and new management adequate time to complete an extensive review of AIG's books and records. The review includes issues arising from pending investigations into non-traditional insurance products and certain assumed reinsurance transactions by the Office of the Attorney General for the State of New York and the Securities and Exchange Commission and from AIG's decision to review the accounting treatment of certain additional items. Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG resulted in corresponding downgrades and ratings actions being taken with respect to the Company's ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us.



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The financial statements of First SunAmerica Life Insurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004 and the financial statements of FS Variable Separate Account at December 31, 2004, and for each of the two years in the period ended December 31, 2004, are incorporated by reference in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

        ----------------------------------------------------------------
        ----------------------------------------------------------------

                              TABLE OF CONTENTS OF

                      STATEMENT OF ADDITIONAL INFORMATION
        ----------------------------------------------------------------
        ----------------------------------------------------------------


Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 99NY-SUN. The contents of the SAI are listed below.



Separate Account..............................     3
General Account...............................     4
Support Agreement Between the Company and
  AIG.........................................     4
Performance Data..............................     4
Income Payments...............................     8
Death Benefits for Contracts Issued Prior to
  October 24, 2001............................     9
Annuity Unit Values...........................     9
Taxes.........................................    13
Distribution of Contracts.....................    18
Financial Statements..........................    19

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  APPENDIX - A

                  CONDENSED FINANCIAL INFORMATION FOR POLARIS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         FISCAL      FISCAL      FISCAL      FISCAL                   FISCAL      FISCAL      FISCAL      FISCAL
                       YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  11/30/1999-  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
 VARIABLE PORTFOLIOS    11/30/96    11/30/97    11/30/98    11/30/99    12/31/99     12/31/00    12/31/01    12/31/02    12/31/03
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth (Inception Date - 6/3/96)
   Beginning AUV.....  $10.00      $10.29      $11.51      $11.86      $19.02       $24.30      $20.283     $13.648     $10.123
   Ending AUV........  $10.29      $11.51      $11.86      $19.02      $24.30       $20.28      $13.648     $10.123     $12.807
   Ending Number of
     AUs.............  160,390     478,003     596,478     805,328     867,740      1,181,778   947,783     796,979     679,642

----------------------------------------------------------------------------------------------------------------------------------
Alliance Growth (Inception Date - 4/6/95)
   Beginning AUV.....  $15.44      $19.46      $24.51      $32.81      $44.31       $48.56      $38.509     $32.621     $22.076
   Ending AUV........  $19.46      $24.51      $32.81      $44.31      $48.56       $38.51      $32.621     $22.076     $27.355
   Ending Number of
     AUs.............  322,225     679,444     1,175,581   1,901,945   2,004,501    2,241,731   2,083,516   1,750,852   1,505,948

----------------------------------------------------------------------------------------------------------------------------------
Asset Allocation (Inception Date - 4/24/95)
   Beginning AUV.....  $12.64      $14.97      $17.98      $18.22      $19.10       $19.81      $19.448     $18.614     $16.951
   Ending AUV........  $14.97      $17.98      $18.22      $19.10      $19.81       $19.45      $18.614     $16.951     $20.546
   Ending Number of
     AUs.............  264,208     581,922     1,018,350   1,041,762   1,050,186    943,919     908,702     707,564     636,097

----------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth (Inception Date - 1/4/01)
   Beginning AUV.....  --          --          --          --          --           --          $8.629      $6.692      $4.661
   Ending AUV........  --          --          --          --          --           --          $6.692      $4.661      $5.785
   Ending Number of
     AUs.............  --          --          --          --          --           --          71,516      162,667     263,958

----------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation (Inception Date - 4/6/95)
   Beginning AUV.....  $14.19      $17.63      $21.26      $23.72      $36.39       $43.17      $39.336     $33.864     $25.794
   Ending AUV........  $17.63      $21.26      $23.72      $36.39      $43.17       $39.34      $33.864     $25.794     $33.598
   Ending Number of
     AUs.............  242,433     510,291     804,058     979,651     1,008,089    1,176,265   1,090,165   1,002,621   880,387

----------------------------------------------------------------------------------------------------------------------------------
Cash Management (Inception Date - 4/27/95)
   Beginning AUV.....  $10.67      $11.04      $11.43      $11.83      $12.20       $12.25      $12.793     $13.062     $13.040
   Ending AUV........  $11.04      $11.43      $11.83      $12.20      $12.25       $12.79      $13.062     $13.040     $12.929
   Ending Number of
     AUs.............  52,729      231,674     612,898     1,003,095   1,022,344    845,056     1,624,211   1,350,084   850,709
----------------------------------------------------------------------------------------------------------------------------------
Corporate Bond (Inception Date - 4/12/95)
   Beginning AUV.....  $11.10      $11.65      $12.54      $13.15      $12.78       $12.76      $13.190     $13.972     $14.788
   Ending AUV........  $11.65      $12.54      $13.15      $12.78      $12.76       $13.19      $13.972     $14.788     $16.304
   Ending Number of
     AUs.............  48,161      120,997     333,510     443,122     451,341      533,404     678,806     728,829     784,484
----------------------------------------------------------------------------------------------------------------------------------
Davis Venture Value (Inception Date - 4/6/95)
   Beginning AUV.....  $13.29      $16.68      $21.30      $23.36      $26.57       $27.88      $30.052     $26.245     $21.522
   Ending AUV........  $16.68      $21.30      $23.36      $26.57      $27.88       $30.05      $26.245     $21.522     $28.218
   Ending Number of
     AUs.............  605,579     1,424,342   2,149,519   2,363,904   2,370,974    2,436,491   2,548,423   2,160,663   1,887,454
----------------------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street (Inception Date - 10/19/99)
   Beginning AUV.....  --          --          --          10.00       $9.12        $8.99       $9.122      $9.692      $8.920
   Ending AUV........  --          --          --          $9.12       $8.99        $9.12       $9.692      $8.920      $10.544
   Ending Number of
     AUs.............  --          --          --          7,956       23,471       73,876      13,220      321,081     295,977
----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets (Inception Date - 6/12/97)
   Beginning AUV.....  --          $10.00      $7.97       $6.14       $8.99        $10.77      $6.755      $6.539      $5.980
   Ending AUV........  --          $7.97       $6.14       $8.99       $10.77       $6.75       $6.539      $5.980      $8.988
   Ending Number of
     AUs.............  --          85,313      180,636     324,647     346,205      619,415     604,720     556,391     530,721
----------------------------------------------------------------------------------------------------------------------------------
Federated American Leaders (Inception Date - 6/3/96)
   Beginning AUV.....  $10.00      $11.00      $13.62      $15.86      $16.43       $16.89      $17.029     $16.381     $12.944
   Ending AUV........  $11.00      $13.62      $15.86      $16.43      $16.89       $17.03      $16.381     $12.944     $16.264
   Ending Number of
     AUs.............  69,098      218,504     450,138     555,385     562,638      569,507     892,376     663,459     583,133
----------------------------------------------------------------------------------------------------------------------------------
Global Bond (Inception Date - 5/2/95)
   Beginning AUV.....  $11.20      $12.25      $13.08      $14.40      $14.11       $14.09      $15.158     $15.678     $16.361
   Ending AUV........  $12.25      $13.08      $14.40      $14.11      $14.09       $15.16      $15.678     $16.361     $16.687
   Ending Number of
     AUs.............  52,993      148,602     257,259     331,825     341,155      303,023     298,386     263,494     242,164
----------------------------------------------------------------------------------------------------------------------------------
Global Equities (Inception Date - 5/22/95)
   Beginning AUV.....  $13.01      $15.15      $16.90      $19.21      $24.20       $26.57      $21.653     $17.472     $12.588
   Ending AUV........  $15.15      $16.90      $19.21      $24.20      $26.57       $21.65      $17.472     $12.588     $15.688
   Ending Number of
     AUs.............  117,488     310,271     416,656     461,621     484,217      695,920     627,495     473,807     410,522
----------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Research (Inception Date - 1/9/01)
   Beginning AUV.....  --          --          --          --          --           --          $9.332      $7.173      $5.080
   Ending AUV........  --          --          --          --          --           --          $7.173      $5.080      $6.266
   Ending Number of
     AUs.............  --          --          --          --          --           --          39,318      92,004      87,498
----------------------------------------------------------------------------------------------------------------------------------

                         FISCAL
                       YEAR ENDED
 VARIABLE PORTFOLIOS    12/31/04
---------------------  ----------
---------------------  ----------
Aggressive Growth (In
   Beginning AUV.....  $12.807
   Ending AUV........  $14.731
   Ending Number of
     AUs.............  626,245
--------------------------------------------
Alliance Growth (Ince
   Beginning AUV.....  $27.355
   Ending AUV........  $29.082
   Ending Number of
     AUs.............  1,265,980
-------------------------------------------------------
Asset Allocation (Inc
   Beginning AUV.....  $20.546
   Ending AUV........  $22.327
   Ending Number of
     AUs.............  567,653
------------------------------------------------------------------
Blue Chip Growth (Inc
   Beginning AUV.....  $5.785
   Ending AUV........  $5.996
   Ending Number of
     AUs.............  271,820
-----------------------------------------------------------------------------
Capital Appreciation
   Beginning AUV.....  $33.598
   Ending AUV........  $36.106
   Ending Number of
     AUs.............  764,625
----------------------------------------------------------------------------------------
Cash Management (Ince
   Beginning AUV.....  $12.929
   Ending AUV........  $12.838
   Ending Number of
     AUs.............  790,949
---------------------------------------------------------------------------------------------------
Corporate Bond (Incep
   Beginning AUV.....  $16.304
   Ending AUV........  $17.153
   Ending Number of
     AUs.............  647,980
--------------------------------------------------------------------------------------------------------------
Davis Venture Value (
   Beginning AUV.....  $28.218
   Ending AUV........  $31.548
   Ending Number of
     AUs.............  1,687,140
-------------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street
   Beginning AUV.....  $10.544
   Ending AUV........  $11.385
   Ending Number of
     AUs.............  291,495
----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets (Inc
   Beginning AUV.....  $8.988
   Ending AUV........  $11.022
   Ending Number of
     AUs.............  506,675
----------------------------------------------------------------------------------------------------------------------------------
Federated American Le
   Beginning AUV.....  $16.264
   Ending AUV........  $17.603
   Ending Number of
     AUs.............  517,491
----------------------------------------------------------------------------------------------------------------------------------
Global Bond (Inceptio
   Beginning AUV.....  $16.687
   Ending AUV........  $17.087
   Ending Number of
     AUs.............  218,485
----------------------------------------------------------------------------------------------------------------------------------
Global Equities (Ince
   Beginning AUV.....  $15.688
   Ending AUV........  $17.285
   Ending Number of
     AUs.............  321,865
----------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Researc
   Beginning AUV.....  $6.266
   Ending AUV........  $6.975
   Ending Number of
     AUs.............  104,437
----------------------------------------------------------------------------------------------------------------------------------



         AUV - Accumulation Unit Value


         AU - Accumulation Units

                         FISCAL      FISCAL      FISCAL      FISCAL                   FISCAL      FISCAL      FISCAL      FISCAL
                       YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  11/30/1999-  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
 VARIABLE PORTFOLIOS    11/30/96    11/30/97    11/30/98    11/30/99    12/31/99     12/31/00    12/31/01    12/31/02    12/31/03
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Government & Quality Bond (Inception Date - 5/3/95)
   Beginning AUV.....  $11.51      $11.94      $12.65      $13.66      $13.37       $13.28      $14.557     $15.330     $16.504
   Ending AUV........  $11.94      $12.65      $13.66      $13.37      13.28        14.56       $15.330     $16.504     $16.664
   Ending Number of
     AUs.............  127,538     190,449     626,578     817,993     844,907      933,714     1,450,903   2,444,416   1,603,065
----------------------------------------------------------------------------------------------------------------------------------
Growth (Inception Date - 4/6/95)
   Beginning AUV.....  $12.95      $16.32      $20.31      $24.41      $29.74       $32.61      $31.785     $27.208     $20.859
   Ending AUV........  $16.32      $20.31      $24.41      $29.74      32.61        31.78       $27.208     $20.859     $26.692
   Ending Number of
     AUs.............  104,264     196,539     387,194     543,129     544,578      694,931     667,604     637,426     586,528
----------------------------------------------------------------------------------------------------------------------------------
Growth-Income (Inception Date - 4/12/95)
   Beginning AUV.....  $13.32      $16.70      $21.41      $25.71      $33.11       $35.91      $32.417     $26.847     $20.850
   Ending AUV........  $16.70      $21.41      $25.71      $33.11      $35.91       $32.42      $26.847     $20.850     $25.801
   Ending Number of
     AUs.............  259,344     614,307     1,032,483   1,679,055   1,734,522    1,935,691   1,840,665   1,558,697   1,397,903
----------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities (Inception Date - 2/7/01)
   Beginning AUV.....  --          --          --          --          --           --          $8.515      $5.807      $3.443
   Ending AUV........  --          --          --          --          --           --          $5.807      $3.443      $4.577
   Ending Number of
     AUs.............  --          --          --          --          --           --          93,154      145,691     179,378
----------------------------------------------------------------------------------------------------------------------------------
High-Yield Bond (Inception Date - 5/8/95)
   Beginning AUV.....  $11.48      $12.99      $14.66      $14.25      $14.71       $14.87      $13.278     $12.511     $11.607
   Ending AUV........  $12.99      $14.66      $14.25      $14.71      $14.87       $13.28      $12.511     $11.607     $15.041
   Ending Number of
     AUs.............  220,725     547,787     1,089,050   1,006,610   1,172,818    1,049,023   792,749     827,236     905,173
----------------------------------------------------------------------------------------------------------------------------------
International Diversified Equities (Inception Date - 4/12/95)
   Beginning AUV.....  $10.07      $11.39      $11.62      $13.53      $15.49       $16.92      $13.614     $10.196     $7.175
   Ending AUV........  $11.39      $11.62      $13.53      $15.49      $16.92       $13.61      $10.196     $7.175      $9.314
   Ending Number of
     AUs.............  355,952     753,010     904,048     921,115     905,352      913,536     849,549     776,423     725,866
----------------------------------------------------------------------------------------------------------------------------------
International Growth and Income (Inception Date - 6/9/97)
   Beginning AUV.....  --          $10.00      $10.33      $11.16      $13.40       $14.07      $14.023     $10.743     $8.367
   Ending AUV........  --          $10.33      $11.16      $13.40      $14.07       $14.02      $10.743     $8.367      $11.283
   Ending Number of
     AUs.............  --          86,248      309,301     475,183     512,671      698,555     726,543     698,601     618,322
----------------------------------------------------------------------------------------------------------------------------------
MFS Massachusetts Investors Trust (Inception Date - 4/6/95)
   Beginning AUV.....  $12.81      $14.94      $17.63      $20.46      $22.55       $23.67      $23.224     $19.203     $14.944
   Ending AUV........  $14.94      $17.63      $20.46      $22.55      $23.67       $23.22      $19.203     $14,944     $18.028
   Ending Number of
     AUs.............  94,650      154,635     191,762     430,432     445,395      502,203     553,233     556,991     532,271
----------------------------------------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth (Inception Date - 10/19/99)
   Beginning AUV.....  --          --          --          $10.00      $14.23       $16.31      $17.607     $13.420     $6.982
   Ending AUV........  --          --          --          $14.23      $16.31       $17.61      $13.420     $6.982      $9.438
   Ending Number of
     AUs.............  --          --          --          65,176      88,761       444,486     588,354     652,943     696,802
----------------------------------------------------------------------------------------------------------------------------------
MFS Total Return (Inception Date - 5/8/95)
   Beginning AUV.....  $12.33      $13.82      $15.45      $17.28      $18.50       $18.60      $21.433     $21.225     $19.891
   Ending AUV........  $13.82      $15.45      $17.28      $18.50      $18.60       $21.43      $21.225     $19.891     $22.895
   Ending Number of
     AUs.............  157,110     230,784     277,940     464,535     490,051      508,441     742,776     886,843     845,807
----------------------------------------------------------------------------------------------------------------------------------
Natural Resources (Inception Date - 5/30/95)
   Beginning AUV.....  $10.78      $12.13      $11.14      $9.30       $11.40       $12.50      $14.706     $14.327     $15.293
   Ending AUV........  $12.13      $11.14      $9.30       $11.40      $12.50       $14.71      $14.327     $15.293     $22.251
   Ending Number of
     AUs.............  62,002      112,509     110,305     145,614     149,945      161,958     168,114     211,766     183,781
----------------------------------------------------------------------------------------------------------------------------------
Putnam Growth: Voyager (Inception Date - 4/6/95)
   Beginning AUV.....  $12.60      $14.88      $18.47      $22.29      $28.36       $31.67      $25.556     $19.097     $13.832
   Ending AUV........  $14.88      $18.47      $22.29      $28.36      $31.67       $25.56      $19.097     $13.832     $16.896
   Ending Number of
     AUs.............  114,619     231,883     473,526     828,070     870,842      997,394     883,836     704,123     632,993
----------------------------------------------------------------------------------------------------------------------------------
Real Estate (Inception Date - 6/2/97)
   Beginning AUV.....  --          $10.00      $11.44      $9.80       $8.50        $8.91       $10.856     11.339      $11.860
   Ending AUV........  --          $11.44      $9.80       $8.50       $8.91        $10.86      $11.339     11.860      $16.120
   Ending Number of
     AUs.............  --          56,379      132,769     140,396     146,237      227,262     251,509     304,254     340,288
----------------------------------------------------------------------------------------------------------------------------------
SunAmerica Balanced (Inception Date - 6/3/96)
   Beginning AUV.....  $10.00      $11.04      $13.22      $15.60      $18.23       $19.69      $17.560     $15.021     $12.550
   Ending AUV........  $11.04      $13.22      $15.60      $18.23      $19.69       $17.56      $15.021     $12.550     $14.229
   Ending Number of
     AUs.............  72,909      240,556     467,727     1,003,514   1,067,349    1,236,604   1,184,966   1,002,246   923,931
----------------------------------------------------------------------------------------------------------------------------------

                         FISCAL
                       YEAR ENDED
 VARIABLE PORTFOLIOS    12/31/04
---------------------  ----------
---------------------  ----------
Government & Quality
   Beginning AUV.....  $16.664
   Ending AUV........  $16.972
   Ending Number of
     AUs.............  1,253,631
----------------------------------------------------------------------------------------------------------------------------------
Growth (Inception Dat
   Beginning AUV.....  $26.692
   Ending AUV........  $29.142
   Ending Number of
     AUs.............  542,206
----------------------------------------------------------------------------------------------------------------------------------
Growth-Income (Incept
   Beginning AUV.....  $25.801
   Ending AUV........  $28.342
   Ending Number of
     AUs.............  1,203,830
----------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities
   Beginning AUV.....  $4.577
   Ending AUV........  $4.786
   Ending Number of
     AUs.............  249,281
----------------------------------------------------------------------------------------------------------------------------------
High-Yield Bond (Ince
   Beginning AUV.....  $15.041
   Ending AUV........  $17.401
   Ending Number of
     AUs.............  735,131
----------------------------------------------------------------------------------------------------------------------------------
International Diversi
   Beginning AUV.....  $9.314
   Ending AUV........  $10.686
   Ending Number of
     AUs.............  636,854
----------------------------------------------------------------------------------------------------------------------------------
International Growth
   Beginning AUV.....  $11.283
   Ending AUV........  $13.431
   Ending Number of
     AUs.............  674,500
----------------------------------------------------------------------------------------------------------------------------------
MFS Massachusetts Inv
   Beginning AUV.....  $18.028
   Ending AUV........  $19.863
   Ending Number of
     AUs.............  509,636
----------------------------------------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth (I
   Beginning AUV.....  $9.438
   Ending AUV........  $10.605
   Ending Number of
     AUs.............  639,986
----------------------------------------------------------------------------------------------------------------------------------
MFS Total Return (Inc
   Beginning AUV.....  $22.895
   Ending AUV........  $25.099
   Ending Number of
     AUs.............  815,065
----------------------------------------------------------------------------------------------------------------------------------
Natural Resources (In
   Beginning AUV.....  $22.251
   Ending AUV........  $27.405
   Ending Number of
     AUs.............  191,845
----------------------------------------------------------------------------------------------------------------------------------
Putnam Growth: Voyage
   Beginning AUV.....  $16.896
   Ending AUV........  $17.473
   Ending Number of
     AUs.............  556,320
----------------------------------------------------------------------------------------------------------------------------------
Real Estate (Inceptio
   Beginning AUV.....  $16.120
   Ending AUV........  $21.364
   Ending Number of
     AUs.............  301,047
----------------------------------------------------------------------------------------------------------------------------------
SunAmerica Balanced (
   Beginning AUV.....  $14.229
   Ending AUV........  $14.964
   Ending Number of
     AUs.............  826,510
----------------------------------------------------------------------------------------------------------------------------------



         AUV - Accumulation Unit Value


         AU - Accumulation Units

                         FISCAL      FISCAL      FISCAL      FISCAL                   FISCAL      FISCAL      FISCAL      FISCAL
                       YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  11/30/1999-  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
 VARIABLE PORTFOLIOS    11/30/96    11/30/97    11/30/98    11/30/99    12/31/99     12/31/00    12/31/01    12/31/02    12/31/03
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Technology (Inception Date - 1/19/01)
   Beginning AUV.....  --          --          --          --          --           --          $7.101      $3.452      $1.722
   Ending AUV........  --          --          --          --          --           --          $3.452      $1.722      $2.557
   Ending Number of
     AUs.............  --          --          --          --          --           --          97,649      197,783     428,455
----------------------------------------------------------------------------------------------------------------------------------
Telecom Utility (Inception Date - 6/3/96)
   Beginning AUV.....  $10.00      $10.67      $12.74      $14.56      $15.16       $15.11      $13.538     $11.504     $8.638
   Ending AUV........  $10.67      $12.74      $14.56      $15.16      $15.11       $13.54      $11.504     $8.638      $10.104
   Ending Number of
     AUs.............  20,721      59,907      250,048     308,375     382,240      386,004     385,837     294,108     238,977
----------------------------------------------------------------------------------------------------------------------------------
Worldwide High Income (Inception Date - 5/2/95)
   Beginning AUV.....  $11.36      $14.20      $15.98      $13.57      $15.23       $15.70      $15.005     $14.299     $14.029
   Ending AUV........  $14.20      $15.98      $13.57      $15.23      $15.70       $15.00      $14.299     $14.029     $17.402
   Ending Number of
     AUs.............  124,728     399,865     466,233     478,116     472,561      417,746     372,116     306,730     266,860
----------------------------------------------------------------------------------------------------------------------------------

                         FISCAL
                       YEAR ENDED
 VARIABLE PORTFOLIOS    12/31/04
---------------------  ----------
---------------------  ----------
Technology (Inception
   Beginning AUV.....  $2.557
   Ending AUV........  $2.455
   Ending Number of
     AUs.............  412,568
----------------------------------------------------------------------------------------------------------------------------------
Telecom Utility (Ince
   Beginning AUV.....  $10.104
   Ending AUV........  $11.621
   Ending Number of
     AUs.............  203,888
----------------------------------------------------------------------------------------------------------------------------------
Worldwide High Income
   Beginning AUV.....  $17.402
   Ending AUV........  $18.754
   Ending Number of
     AUs.............  212,569
----------------------------------------------------------------------------------------------------------------------------------



         AUV - Accumulation Unit Value


         AU - Accumulation Units

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  APPENDIX B - MARKET VALUE ADJUSTMENT ("MVA")

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


The information in this Appendix applies only if you take money out of a Fixed Account (with a duration longer than 1 year) before the end of the guarantee period.



We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the Fixed Account. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the Fixed Account from which you seek withdrawal. If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number between the interest rates currently offered for the two closest periods available.



Where the MVA is negative, we first deduct the adjustment from any money remaining in the Fixed Account. If there is not enough money in the Fixed Account to meet the negative deduction, we deduct the remainder from your withdrawal. Where the MVA is positive, we add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.



The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:



                             [(1+I/(1+J+L)]N/12 - 1



     where:



       I is the interest rate you are earning on the money invested in the Fixed Account;



       J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the Fixed Account;



       N is the number of full months remaining in the term you initially agreed to leave your money in the Fixed Account; and



       L is 0.0025 (some states require a different value; see your contract)



We do not assess an MVA against withdrawals under the following circumstances:



     - If a withdrawal is made within 30 days after the end of a guarantee period;



     -   If a withdrawal is made to pay contract fees and charges;



     -   To pay a death benefit; and



     -   Upon beginning an income option, if occurring on the Latest Annuity
         Date.



EXAMPLES OF THE MVA



    The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the



Guarantee periods available or Surrender Charges applicable under your contract.



The examples below assume the following:



     (1) You made an initial Purchase Payment of $10,000 and allocated it to a Fixed Account at a rate of 5%;



     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the term you initially agreed to leave your money in the Fixed Account (N = 18);



     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and



     (4) Your contract was not issued in a state where L = 0.0025.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES


Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn fall within the free withdrawal amount.



The MVA factor is = [(1+I)/(1+J+0.0025)]N/12 - 1



                  = [(1.05)/(1.04+0.0025)]18/12 - 1



                  = (1.007194)(1.5) - 1



                  = 1.010811 - 1



                  = +0.010811



The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:



                         $4,000 X (+0.010811) = +$43.24



$43.24 represents the positive MVA that would be added to the withdrawal.



NEGATIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES



Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 5.5% and the 3-year Fixed Account is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn fall within the free withdrawal amount.



The MVA factor is = [(1+I)/(1+J+0.0025)]N/12 - 1



                  = [(1.05)/(1.06+0.0025)]18/12 - 1



                  = (0.988235)1.5 - 1



                  = 0.982405 - 1



                  = -0.017595



The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:



                         $4,000 X (-0.017595) = -$70.38



$70.38 represents the negative MVA that will be deducted from the money remaining in the 3-year Fixed Account.


We may choose to waive any negative MVA in its entirety. If we do so we will apply the waiver uniformly and consistently to all contract owners.


POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES



Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.



The MVA factor is = [(1+I)/(1+J+0.0025)]N/12 - 1



                  = [(1.05)/(1.04+0.0025)]18/12 - 1



                  = (1.007194)1.5 - 1



                  = 1.010811 - 1



                  = +0.010811



The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% X $4,000 = $3,760) is multiplied by the MVA factor to determine the MVA:



                         $3,760 X (+0.010811) = +$40.65



$40.65 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES



Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 5.5% and the 3-year Fixed Account is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.



The MVA factor is = [(1+I)/(1+J+0.0025)](N/12) - 1



                  = [(1.05)/(1.06+0.0025)](18/12) - 1



                  = (0.988235)1.5 - 1



                  = 0.982405 - 1



                  =-0.017595



The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% X $4,000 = $3,760) is multiplied by the MVA factor to determine the MVA:



                         $3,760 X (-0.017595) = -$66.16



$66.16 represents the negative MVA that would be deducted from the withdrawal.


We may choose to waive any negative MVA in its entirety. If we do so we will apply the waiver uniformly and consistently to all contract owners.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
                          FS VARIABLE SEPARATE ACCOUNT

                     POLARIS II VARIABLE ANNUITY PROSPECTUS
                               (F-3023-PRO (5/05))
                                DATED MAY 2, 2005
                                       AND

                       POLARIS VARIABLE ANNUITY PROSPECTUS
                              (F-1319-PRO.2 (5/05))
                              (F-1878-PRO.2 (5/05))
                                DATED MAY 2, 2005
                                       AND

          WM DIVERSIFIED STRATEGIES III NY VARIABLE ANNUITY PROSPECTUS
                               (N-3794-PRO (5/05))
                                DATED MAY 2, 2005
--------------------------------------------------------------------------------

The following language shall be added as page 2, prior to the Table of Contents, of each prospectus referenced above:

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

First SunAmerica Life Insurance Company's (the "Company") Annual Report on Form 10-K for the year ended December 31, 2004, and its quarterly reports on Form 10-Q, File No. 033-81474, are incorporated herein by reference. The Company files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and 10-Q, electronically pursuant to EDGAR under CIK 0000926897.

All documents or reports filed by the Company under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus are also incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supersede documents incorporated herein by reference.

The Company is subject to the informational requirements of the Exchange Act. We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

Washington, District of Columbia                  Chicago, Illinois
450 Fifth Street, N.W., Room 1024                 500 West Madison Street
Washington, DC 20549                              Chicago, IL 60661

                                                  New York, New York
                                                  233 Broadway
                                                  New York, NY 10279

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.



                                   Page 1 of 2
               Please keep this Supplement with your prospectus.

The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

               First SunAmerica Life Insurance Company
               Annuity Service Center
               P.O. Box 54299
               Los Angeles, California 90054-0299
               Telephone Number:  (800) 99NY-SUN

SECURITES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION

Indemnification for liabilities arising under the Securities Act of 1933 (the "Act") is provided to the Company's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the Act and unenforceable. If a claim for indemnification against such liabilities (other than for payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of the Company in connection with the securities registered under this prospectus, the Company will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. The Company will be governed by final judgment of the issue. However, if in the opinion of the Company's counsel this issue has been determined by controlling precedent, the Company will not submit the issue to a court for determination.


Dated:  May 2, 2005


                                   Page 2 of 2
                Please keep this Supplement with your prospectus.

                      [WM DIVERSIFIED STRATEGIES III LOGO]

                                   PROSPECTUS

                                  May 2, 2005


                   FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACT
                                   issued by
                          FS VARIABLE SEPARATE ACCOUNT
                                      and
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

The annuity contract has several investment choices--fixed-interest investment options which offer interest rates guaranteed by First SunAmerica Life Insurance Company ("First SunAmerica") for different periods of time and variable investment portfolios, shown below. The variable portfolios are part of Anchor Series Trust ("AST"), the SunAmerica Series Trust ("SAST"), Van Kampen Life Investment Trust ("VKT") or the WM Variable Trust ("WMVT").


                                               STRATEGIC ASSET MANAGEMENT PORTFOLIOS

FLEXIBLE INCOME PORTFOLIO                                WM ADVISORS, INC.                                   WMVT
CONSERVATIVE BALANCED PORTFOLIO                          WM ADVISORS, INC.                                   WMVT
BALANCED PORTFOLIO                                       WM ADVISORS, INC.                                   WMVT
CONSERVATIVE GROWTH PORTFOLIO                            WM ADVISORS, INC.                                   WMVT
STRATEGIC GROWTH PORTFOLIO                               WM ADVISORS, INC.                                   WMVT

                                                         EQUITY FUNDS

TECHNOLOGY PORTFOLIO                           VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT                        SAST
GLOBAL EQUITIES PORTFOLIO                        ALLIANCE CAPITAL MANAGEMENT, L.P.                           SAST
REIT FUND                                                WM ADVISORS, INC.                                   WMVT
EQUITY INCOME FUND                                       WM ADVISORS, INC.                                   WMVT
GROWTH & INCOME FUND                                     WM ADVISORS, INC.                                   WMVT
WEST COAST EQUITY FUND                                   WM ADVISORS, INC.                                   WMVT
MID CAP STOCK FUND                                       WM ADVISORS, INC.                                   WMVT
GROWTH FUND                                   SALOMON BROTHERS ASSET MANAGEMENT, INC.,                       WMVT
                                                 JANUS CAPITAL MANAGEMENT LLC, AND
                                                       OPPENHEIMERFUNDS, INC.
SMALL CAP GROWTH FUND                             DELAWARE MANAGEMENT COMPANY AND                            WMVT
                                                  OBERWEIS ASSET MANAGEMENT, INC.
INTERNATIONAL GROWTH FUND                          CAPITAL GUARDIAN TRUST COMPANY                            WMVT
MFS MID-CAP GROWTH PORTFOLIO                  MASSACHUSETTS FINANCIAL SERVICES COMPANY                       SAST
CAPITAL APPRECIATION PORTFOLIO                   WELLINGTON MANAGEMENT COMPANY, LLP                           AST
ALLIANCE GROWTH PORTFOLIO                        ALLIANCE CAPITAL MANAGEMENT, L.P.                           SAST
VAN KAMPEN LIT COMSTOCK PORTFOLIO*             VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT                         VKT

                                                      FIXED-INCOME FUNDS

SHORT TERM INCOME FUND                                   WM ADVISORS, INC.                                   WMVT
U.S. GOVERNMENT SECURITIES FUND                          WM ADVISORS, INC.                                   WMVT
INCOME FUND                                              WM ADVISORS, INC.                                   WMVT
MONEY MARKET FUND                                        WM ADVISORS, INC.                                   WMVT


* Van Kampen LIT Comstock Portfolio is an equity fund seeking capital growth and income.

You can put your money into any one or all of the Variable Portfolios and/or fixed investment options.

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity.


To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 2, 2005. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (877) 311-WMVA (9682) or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.


In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.


ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


GLOSSARY....................................................     3
HIGHLIGHTS..................................................     4
FEE TABLES..................................................     5
    Maximum Owner Transaction Expenses......................     5
    Contract Maintenance Fee................................     5
    Separate Account Annual Expenses........................     5
    Additional Optional Feature Fee.........................     5
    Underlying Fund Expenses................................     5
MAXIMUM AND MINIMUM EXPENSE EXAMPLES........................     6
THE WM DIVERSIFIED STRATEGIES(III) VARIABLE ANNUITY.........     8
PURCHASING A WM DIVERSIFIED STRATEGIES(III) VARIABLE
  ANNUITY...................................................     9
    Allocation of Purchase Payments.........................     9
    Accumulation Units......................................    10
    Right to Examine or Free Look...........................    10
    Exchange Offers.........................................    10
INVESTMENT OPTIONS..........................................    11
    Variable Portfolios.....................................    11
    Anchor Series Trust.....................................    11
    SunAmerica Series Trust.................................    11
    Van Kampen Life Investment Trust........................    11
    WM Variable Trust.......................................    11
    Fixed Account Options...................................    12
    Dollar Cost Averaging Program...........................    13
    Transfers During the Accumulation Phase.................    14
    Automatic Asset Rebalancing Program.....................    15
    Voting Rights...........................................    16
    Substitution, Addition or Deletion of Variable
     Portfolios.............................................    16
ACCESS TO YOUR MONEY........................................    16
    Free Withdrawal Provision...............................    16
    Systematic Withdrawal Program...........................    18
    Minimum Contract Value..................................    18
OPTIONAL LIVING BENEFITS....................................    18
    Diversified Strategies Income Rewards...................    18
    Capital Protector.......................................    23
DEATH BENEFITS..............................................    25
    Standard Death Benefit..................................    26
    Optional Death Benefit..................................    26
    Spousal Continuation....................................    26
EXPENSES....................................................    27
    Separate Account Expenses...............................    27
    Withdrawal Charges......................................    27
    Underlying Fund Expenses................................    28
    Investment Management Fees..............................    28
    Contract Maintenance Fee................................    28
    Transfer Fee............................................    28
    Optional Diversified Strategies Income Rewards..........    28
    Optional Capital Protector Fee..........................    29
    Optional Death Benefit Fee..............................    29
    Income Taxes............................................    29
    Reduction or Elimination of Fees, Expenses and
     Additional Amounts Credited............................    29
INCOME OPTIONS..............................................    29
    Annuity Date............................................    29
    Income Options..........................................    30
    Allocation of Annuity Payments..........................    31
    Transfers During the Income Phase.......................    31
    Deferment of Payments...................................    31
TAXES.......................................................    31
    Annuity Contracts in General............................    32
    Tax Treatment of Distributions - Non-Qualified
     Contracts..............................................    32
    Tax Treatment of Distributions - Qualified Contracts....    32
    Minimum Distributions...................................    33
    Tax Treatment of Death Benefits.........................    33
    Contracts Owned by a Trust or Corporation...............    34
    Gifts, Pledges and/or Assignments of a Contract.........    34
    Diversification and Investor Control....................    34
OTHER INFORMATION...........................................    35
    First SunAmerica Life...................................    35
    The Separate Account....................................    35
    The General Account.....................................    35
    Registration Statements.................................    35
    Payments in Connection with Distribution of the
     Contract...............................................    35
    Administration..........................................    36
    Legal Proceedings.......................................    36
    Independent Registered Public Accounting Firm...........    37
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....    38
APPENDIX A--MARKET VALUE ADJUSTMENT.........................   A-1
APPENDIX B--DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION...   B-1
APPENDIX C--CONDENSED FINANCIAL INFORMATION.................   C-1
APPENDIX D--DIVERSIFIED STRATEGIES INCOME REWARDS
  EXAMPLES..................................................   D-1

GLOSSARY


We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.



ACCUMULATION PHASE--The period during which you invest money in your contract.



ACCUMULATION UNITS--A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.



ANNUITANT--The person on whose life we base income payments.



ANNUITY DATE--The date on which you select income payments to begin.



ANNUITY UNITS--A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.



BENEFICIARY--The person designated to receive any benefits under the contract if you or the Annuitant dies.



COMPANY--Refers to First SunAmerica Life Insurance Company, the insurer that issues this contract. The term "we," "us," "our," and "First SunAmerica Life" are also used to identify the Company.



CONTINUING SPOUSE--Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.



FIXED ACCOUNT--An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.



INCOME PHASE--The period during which we make income payments to you.



LATEST ANNUITY DATE--Your 90th birthday or tenth contract anniversary, whichever is later.



MARKET CLOSE--The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.



NON-QUALIFIED (CONTRACT)--A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").



NYSE--New York Stock Exchange



OWNER--The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.



PURCHASE PAYMENTS--The money you give us to buy and invest in the contract.



QUALIFIED (CONTRACT)--A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.



SEPARATE ACCOUNT--A segregated asset account maintained separately from the Company's regular portfolio of investments and general accounts. The Separate Account is established by the Company to purchase and hold the Variable Portfolios.



TRUSTS--Collectively refers to the Anchor Series Trust, SunAmerica Series Trust, Van Kampen Life Investment Trust and the WM Variable Trust.



UNDERLYING FUNDS--The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.



VARIABLE PORTFOLIO(S)--The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the Underlying Funds of the Trusts.

HIGHLIGHTS


The WM Diversified Strategies(III) Variable Annuity is a contract between you and First SunAmerica. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.


FREE LOOK: You may cancel your contract within 10 days after receiving it (or within 60 days for replacement contracts). The amount refunded may be more or less than your original Purchase Payment. We will return the greater of your original Purchase Payment or whatever your contract is worth on the day that we receive your request if required by law. Please see PURCHASING A WM DIVERSIFIED STRATEGIES(III) VARIABLE ANNUITY below.



EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $30 contract maintenance charge from your contract, which may be waived for contracts of $50,000 or more. We also deduct separate account charges, which equal 1.55% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for three complete years, withdrawal charges no longer apply to that Purchase Payment. Please see the FEE TABLE, PURCHASING A WM DIVERSIFIED STRATEGIES(III) VARIABLE ANNUITY and EXPENSES below.


ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES below.


OPTIONAL LIVING BENEFITS: You may elect one of the optional living benefits available under your contract. For an additional fee, these features are designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. See OPTIONAL LIVING BENEFITS below.


DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. An optional enhanced death benefit is also available. Please see DEATH BENEFITS below.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS below.


INQUIRIES: If you have questions about your contract call your financial representative or contact us at First SunAmerica Life Insurance Company Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299. Telephone
Number: (877) 311-WMVA (9682).



THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS AND PROGRAMS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.



IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY, SEE THE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT SECTION UNDER OTHER INFORMATION.



  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


The following describes the fees and expenses that you will pay at the time that you buy the contract, transfer cash value between investment options or surrender the contract.


MAXIMUM OWNER TRANSACTION EXPENSES


Maximum Withdrawal Charges (as a percentage of each
  Purchase Payment)(1)........                                                                                          7%
Transfer Fee..................  $25 per transfer after the first 15 transfers in any contract year.


The following describes the fees and expenses that you may pay periodically during the time that you own the contract, not including Underlying Fund fees and expenses which are outlined in the next section.


CONTRACT MAINTENANCE FEE(2)..................................................$30


SEPARATE ACCOUNT ANNUAL EXPENSES


(DEDUCTED FROM THE AVERAGE DAILY ENDING NET ASSET VALUE ALLOCATED TO THE VARIABLE PORTFOLIO)



  Separate Account Fees.......................  1.55%
  Optional Maximum Anniversary Value
    Fees(3)...................................  0.15%
                                                -----
      Total Separate Account Annual
        Expenses..............................  1.70%
                                                =====


ADDITIONAL OPTIONAL FEATURE FEE

You may elect only one of the following optional features: Diversified Strategies Income Rewards or Capital Protector described below.



OPTIONAL DIVERSIFIED STRATEGIES INCOME REWARDS FEE(4)


(calculated as a percentage of your Purchase Payments received in the first 90 days adjusted for withdrawals)



                                             ANNUALIZED
TIME PERIOD                                     FEE
-----------                                  ----------
0-7.......................................      0.65%
8-10......................................      0.45%
11+.......................................      none



OPTIONAL CAPITAL PROTECTOR FEE(5)


                                             ANNUALIZED
CONTRACT YEARS                                  FEE
--------------                               ----------
0-5.......................................      0.65%
6-10......................................      0.45%
11+.......................................      none

FOOTNOTES TO THE FEE TABLE:


(1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over 3 years as follows:



YEARS:......................................................   1     2     3     4
                                                               7%    6%    5%    0%



(2) The contract maintenance fee may be waived if contract value is $50,000 or more.



(3) Maximum Anniversary Value, an enhanced death benefit feature, is optional and if elected, the fee is an annualized charge that is deducted daily from your contract value. If you do not elect this feature, your total separate account annual expenses would be 1.55%.



(4) The Diversified Strategies Income Rewards feature is an optional guaranteed minimum withdrawal benefit. The fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter.



(5) The Capital Protector feature is an optional guaranteed minimum accumulation benefit. The fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter.



THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.



                            UNDERLYING FUND EXPENSES



TOTAL ANNUAL TRUST OPERATING EXPENSES                         MINIMUM   MAXIMUM
-------------------------------------                         -------   -------
(expenses that are deducted from Underlying Funds of the
  Trusts, including management fees, other expenses and
  service (12b-1) fees, if applicable)......................   0.79%     1.79%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.



The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum and minimum fees and expenses of the Underlying Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:


MAXIMUM EXPENSE EXAMPLES

(assuming maximum separate account annual expenses of 1.70% (including the optional enhanced death benefit (0.15%)) and investment in an Underlying Fund with total expenses of 1.79%)



(1) If you surrender your contract at the end of the applicable time period and you elect the optional Diversified Strategies Income Rewards (0.65% for years 0-7 and 0.45% for years 8-10):



1 YEAR   3 YEARS   5 YEARS   10 YEARS
$1,120   $1,771    $2,136     $4,300



(2)  If you annuitize your contract at the end of the applicable time period:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
 $337    $1,027    $1,741     $3,631



(3) If you do not surrender your contract and you elect the optional Diversified Strategies Income Rewards (0.65% for years 0-7 and 0.45% for years 8-10):



1 YEAR   3 YEARS   5 YEARS   10 YEARS
 $420    $1,271    $2,136     $4,300


MINIMUM EXPENSE EXAMPLES

(assuming minimum separate account annual expenses of 1.55% and investment in an Underlying Fund with total expenses of 0.79%)


(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
 $942    $1,244    $1,274     $2,722



(2)  If you annuitize your contract at the end of the applicable time period:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
 $237     $730     $1,250     $2,676



(3) If you do not surrender your contract and you do not elect any optional features:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
 $242     $744     $1,274     $2,722

                     EXPLANATION OF FEE TABLES AND EXAMPLES


1. The purpose of the Fee Table and Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Fee Table and Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.


2. In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed.


3. If you elected other optional features, your expenses would be lower than those shown in these Expense Examples. The optional living benefit fees are not calculated as a percentage of your daily net asset value but on other calculations more fully described in the prospectus.



   THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE
      EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.



 CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION
                          APPENDIX OF THIS PROSPECTUS.

THE WM DIVERSIFIED STRATEGIES(III) VARIABLE ANNUITY
--------------------------------------------------------------------------------


When you purchase a variable annuity, a contract exists between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:



     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.



     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.



     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.



Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.



This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins after the specified waiting period when you start taking income payments.



The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.



The Fixed Account options, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to the Fixed Account options, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account options in which you invest.



For more information on investment options available under this contract, SEE INVESTMENT OPTIONS BELOW.



This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age
59 1/2. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn prior to the end of the applicable withdrawal charge period, SEE FEE TABLES ABOVE. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

PURCHASING A WM DIVERSIFIED STRATEGIES(III) VARIABLE ANNUITY
--------------------------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-Qualified for tax purposes.

                                               MINIMUM          MINIMUM SUBSEQUENT
                        MINIMUM INITIAL       SUBSEQUENT        PURCHASE PAYMENT--
                        PURCHASE PAYMENT   PURCHASE PAYMENT   AUTOMATIC PAYMENT PLAN
                        ----------------   ----------------   ----------------------
Qualified                   $ 2,000              $250                  $100
Non-Qualified               $10,000              $500                  $100


Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.



We reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. We reserve the right to change the amount at which pre-approval is required at any time. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, AIG SunAmerica Life Assurance Company, to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract.



We may not issue a contract to anyone age 86 or older on the contract issue date. We may not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.



We allow this contract to be jointly owned. We may require that the joint owners be spouses. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.



You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. WE RESERVE THE RIGHT TO NOT RECOGNIZE ASSIGNMENTS IF IT CHANGES THE RISK PROFILE OF THE OWNER OF THE CONTRACT, AS DETERMINED IN OUR SOLE DISCRETION. Please see the Statement of Additional Information for details on the tax consequences of an assignment.


ALLOCATION OF PURCHASE PAYMENTS


In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments.



Provided we have received your Purchase Payment and all required paperwork by Market Close, we allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.

We invest your subsequent Purchase Payments in the Variable Portfolios and available Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your allocation instructions on file. SEE INVESTMENT OPTIONS BELOW.


ACCUMULATION UNITS


When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before Market Close, or on the next business day's unit value if we receive your money after Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.



We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:



     1. We determine the total value of money invested in a particular Variable Portfolio;



     2. We subtract from that amount all applicable contract charges; and



     3. We divide this amount by the number of outstanding Accumulation Units.



We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.


     EXAMPLE:


     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.



RIGHT TO EXAMINE OR FREE LOOK



You may cancel your contract within ten days after receiving it. To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.



If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request.



All contracts issued as an IRA require the full return of Purchase Payments upon a free look. With respect to those contracts, we reserve the right to put your money in the Money Market Variable Portfolio during the free look period and will allocate your money according to your instructions at the end of the applicable free look period. Currently, we do not put your money in the Money Market Variable Portfolio during the free look period unless you allocate your money to it. If your contract was issued as an IRA and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract.


EXCHANGE OFFERS


From time to time, we may offer to allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with more current features and benefits also issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

INVESTMENT OPTIONS
--------------------------------------------------------------------------------


VARIABLE PORTFOLIOS



The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.



The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds in addition to those listed here that are not available for investment under this contract.



The Variable Portfolios along with their respective advisers are listed below:


ANCHOR SERIES TRUST -- CLASS 3


AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), an indirect wholly-owned subsidiary of AIG, is the investment adviser and Wellington Management Company, LLP is the subadviser to Anchor Series Trust ("AST").


SUNAMERICA SERIES TRUST -- CLASS 3


AIG SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SAST").


VAN KAMPEN LIFE INVESTMENT TRUST -- CLASS II


Van Kampen Asset Management is the investment adviser to the Van Kampen Life Investment Trust ("VKT").


WM VARIABLE TRUST -- CLASS 2


WM Advisors, Inc. is the investment advisor to the WM Variable Trust ("WMVT").



STRATEGIC ASSET MANAGEMENT PORTFOLIOS
Flexible Income Portfolio                                    WM Advisors, Inc.                                      WMVT
Conservative Balanced Portfolio                              WM Advisors, Inc.                                      WMVT
Balanced Portfolio                                           WM Advisors, Inc.                                      WMVT
Conservative Growth Portfolio                                WM Advisors, Inc.                                      WMVT
Strategic Growth Portfolio                                   WM Advisors, Inc.                                      WMVT
EQUITY FUNDS
Technology Portfolio**                                       Van Kampen/Van Kampen Asset Management                 SAST
Global Equities Portfolio                                    Alliance Capital Management, L.P.                      SAST
REIT Fund                                                    WM Advisors, Inc.                                      WMVT
Equity Income Fund                                           WM Advisors, Inc.                                      WMVT
Growth & Income Fund                                         WM Advisors, Inc.                                      WMVT
West Coast Equity Fund                                       WM Advisors, Inc.                                      WMVT
Mid Cap Stock Fund                                           WM Advisors, Inc.                                      WMVT
Growth Fund                                                  Salomon Brothers Asset Management, Inc.,               WMVT
                                                             Janus Capital Management LLC, and
                                                             OppenheimerFunds, Inc.
Small Cap Growth Fund                                        Delaware Management Company and                        WMVT
                                                             Oberweis Asset Management, Inc.
International Growth Fund                                    Capital Guardian Trust Company                         WMVT
MFS Mid-Cap Growth Portfolio                                 Massachusetts Financial Services Company               SAST
Capital Appreciation Portfolio                               Wellington Management Company, LLP                     AST
Alliance Growth Portfolio                                    Alliance Capital Management, L.P.                      SAST
Van Kampen LIT Comstock Portfolio*                           Van Kampen/Van Kampen Asset Management                 VKT

FIXED-INCOME FUNDS
Short Term Income Fund                                       WM Advisors, Inc.                                      WMVT
U.S. Government Securities Fund                              WM Advisors, Inc.                                      WMVT
Income Fund                                                  WM Advisors, Inc.                                      WMVT
Money Market Fund                                            WM Advisors, Inc.                                      WMVT

 *Van Kampen LIT Comstock Portfolio is an equity fund seeking capital growth and income.

**Morgan Stanley Investment Management, Inc., the subadviser for the Technology
  Portfolio, does business in certain circumstances using the name Van Kampen.

YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT EACH UNDERLYING FUND'S INVESTMENT OBJECTIVE AND RISK FACTORS.


FIXED ACCOUNT OPTIONS



Your contract may offer Fixed Account options for varying guarantee periods. A Fixed Account is an account in which you invest money and earn a fixed rate of return. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.



We guarantee that the interest rate credited to amounts allocated to any available Fixed Account guarantee periods will never be less than the minimum guaranteed interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.



There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:



     - INITIAL RATE: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.



     - CURRENT RATE: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.



     - RENEWAL RATE: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.



When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.



If available, you may systematically transfer interest earned in available FAGPs into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with you financial representative about the current availability of this service.



All Fixed Accounts may not be available in your state. At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to make transfers and Purchase Payments into the Fixed Account Options.


  DOLLAR COST AVERAGING FIXED ACCOUNTS


You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to the Variable Portfolios according to your instructions or your current allocation instruction on file.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other available Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to the Variable Portfolios. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.



DOLLAR COST AVERAGING PROGRAM



The DCA program allows you to invest gradually in the Variable Portfolios at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any other Variable Portfolio ("target account"). Transfers may occur on certain periodic schedules such as monthly or weekly. You may change the frequency to other available options at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program.



If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. You may change or terminate these systematic transfers by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.



We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Account only accepts initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.



You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Accounts, we transfer the remaining money according to your current allocation instructions on file.



The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.



     EXAMPLE OF DCA PROGRAM:



     Assume that you want to move $750 each quarter from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:



MONTH   ACCUMULATION UNIT   UNITS PURCHASED
-----   -----------------   ---------------
  1          $ 7.50               100
  2          $ 5.00               150
  3          $10.00                75
  4          $ 7.50               100
  5          $ 5.00               150
  6          $ 7.50               100



    You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

TRANSFERS DURING THE ACCUMULATION PHASE



Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any Fixed Accounts by telephone or through the Company's website (http://www.aigsunamerica.com) or in writing by mail or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543, otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we follow procedures we have adopted to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.



Any transfer request will be priced as of the day it is confirmed in good order by us if the request is processed before Market Close. If the transfer request is processed after Market Close, the request will be priced as of the next business day.



Funds already in your contract cannot be transferred into the DCA Fixed Accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.



  TRANSFER POLICIES



We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of an Underlying Fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the Underlying Fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries.



We have adopted the following administrative procedures to discourage Short-Term Trading.



We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not counted towards the number of free transfers per contract year.



In addition to charging a fee when you exceed 15 transfers as described in the preceding paragraph, all transfer requests in excess of 5 transfers within a rolling six-month look-back period must be submitted by United States Postal Service first-class mail ("U.S. Mail") for twelve months from the date of your 5th transfer request ("Standard U.S. Mail Policy"). For example, if you made a transfer on February 15, 2004 and within the previous six months (from August 15, 2003 forward) you made 5 transfers including the February 15th transfer, then all transfers made for twelve months after February 15, 2004 must be submitted by U.S. Mail (from February 16, 2004 through February 15, 2005). We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.



We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading and we do not conduct any additional routine monitoring. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which reflect what we consider to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity cannot be controlled by the Standard U.S. Mail Policy, we may require you to adhere to our Standard U.S. Mail

Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we also reserve the right to evaluate, in our sole discretion, whether to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right to not accept transfers from a third party acting for you and not to accept preauthorized transfer forms.



Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject or impose other conditions on transfer privileges include:



          (1) the number of transfers made in a defined period;



          (2) the dollar amount of the transfer;



          (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;



          (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;



          (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies; and/or



          (6) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.



Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations. We cannot guarantee that we will detect and/or deter all Short-Term Trading. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.



The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services performing asset allocation services/strategies for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks to Short-Term Trading and negatively impact the Variable Portfolios as described above.



Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.



WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.



For information regarding transfers during the Income Phase, SEE INCOME OPTIONS BELOW.



AUTOMATIC ASSET REBALANCING PROGRAM



Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing program, your investments in the Variable Portfolios are periodically rebalanced to return your allocations to their original percentages for no additional charge. Automatic Asset Rebalancing typically involves shifting a portion of your money out of a Variable Portfolio with a higher return into a Variable Portfolio with a lower return. At your request, rebalancing occurs on a quarterly, semiannual or annual basis.

     EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:



     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a growth Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the growth Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation Units in the growth Variable Portfolio to increase those holdings to 50%.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.


VOTING RIGHTS


The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.



SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS



We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may, in our sole discretion, offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations as we determine appropriate.



In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund for another and/or merge Underlying Funds. This would occur for various reasons, such as a determination that a Underlying Fund is no longer an appropriate investment for the contract due to continuing substandard performance; changes to the portfolio manager, investment objectives, risks and strategies; or changes in federal or state laws. To the extent required by the Investment Company Act of 1940, we may be required to obtain your approval through a proxy vote or SEC approval, prior to a substitution of shares of an Underlying Fund. We will notify you in writing of any proxies or substitutions that affect the Variable Portfolios offered in your contract.



ACCESS TO YOUR MONEY

--------------------------------------------------------------------------------


You can access money in your contract by making a partial or total withdrawal, and/or by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW.



Generally, we deduct a withdrawal charge applicable to any partial or total withdrawal before the end of the withdrawal charge period. If you made a total withdrawal, we also deduct a contract maintenance fee. SEE EXPENSES BELOW.


FREE WITHDRAWAL PROVISION


Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your contract that we allow you to take out each year without being charged a withdrawal charge. HOWEVER, UPON A FUTURE TOTAL WITHDRAWAL OF YOUR CONTRACT, IF WITHDRAWAL CHARGES ARE STILL APPLICABLE, ANY PREVIOUS FREE WITHDRAWALS WOULD BE SUBJECT TO A WITHDRAWAL CHARGE.



Purchase Payments in excess of your free withdrawal amount, that are withdrawn prior to the end of the withdrawal schedule, will result in payment of a withdrawal charge. The amount of the withdrawal charge and how it applies are discussed more fully in EXPENSES below. You should consider, before purchasing this contract, the effect this withdrawal charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.



To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms: "penalty free earnings" and the "total invested amount."

The penalty-free earnings amount is your contract value less your total invested amount. The total invested amount is the total of all Purchase Payments less portions of prior withdrawals that reduce your total invested amount as follows:



     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the portion of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal; and



     - Any prior withdrawals (including withdrawal charges applicable to those withdrawals) of the total invested amount on which you already paid a withdrawal charge.



When you make a withdrawal, we deduct it from penalty-free earnings first, then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments, which are no longer subject to a withdrawal charge before those Purchase Payments, which are still subject to the withdrawal charge.



During the first year after we issue your contract, your free withdrawal amount is the greater of:



     (1) your penalty-free earnings; or



     (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount.



After the first contract year, you can take out the greater of the following amounts each year:



     (1) your penalty-free earnings and any portion of your total invested amount no longer subject to a withdrawal charge; or



     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year.



We calculate withdrawal charges due on a total withdrawal on the day after we receive your request and your contract. We return your contract value less any applicable fees and charges.



The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. For the purpose of calculating the withdrawal charge, any prior free withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.



For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract and no subsequent Purchase Payments. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In the 3rd contract year, you request a total withdrawal of your contract. We will apply the following calculation:



A - (B x C) = D, where:


    A = Your contract value at the time of your request for withdrawal ($90,000)


    B = The amount of your Purchase Payments still subject to withdrawal charge
        ($100,000)


    C = The withdrawal charge percentage applicable to the age of each Purchase
        Payment (assuming 5% is the applicable percentage) [B x C = $5,000]


    D = Your full contract value ($85,000) available for total withdrawal



Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $500. You must send a written withdrawal request. For withdrawals of $500,000 and more, you must submit a signature guarantee at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the Fixed Account in which your contract is invested. IN THE EVENT THAT A PRO RATA PARTIAL WITHDRAWAL WOULD CAUSE THE VALUE OF ANY VARIABLE PORTFOLIO OR FIXED ACCOUNT INVESTMENT TO BE LESS THAN $100, WE WILL CONTACT YOU TO OBTAIN ALTERNATE INSTRUCTIONS ON HOW TO STRUCTURE THE WITHDRAWAL.



Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.



We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account option, for up to six months.


SYSTEMATIC WITHDRAWAL PROGRAM


During the Accumulation Phase, you may elect to receive periodic income payments under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $100. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age
59 1/2. A withdrawal charge may apply.



The program is not available to everyone. Please check with our Annuity Service Center which can provide the necessary enrollment forms.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.


MINIMUM CONTRACT VALUE


Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.


OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------


YOU MAY ELECT ONE OF THE OPTIONAL LIVING BENEFITS DESCRIBED BELOW. THESE FEATURES ARE DESIGNED TO PROTECT A PORTION OF YOUR INVESTMENT IN THE EVENT YOUR CONTRACT VALUE DECLINES DUE TO UNFAVORABLE INVESTMENT PERFORMANCE DURING THE ACCUMULATION PHASE AND BEFORE A DEATH BENEFIT IS PAYABLE. PLEASE SEE THE DESCRIPTIONS BELOW FOR DETAILED INFORMATION.



DIVERSIFIED STRATEGIES INCOME REWARDS



What is Diversified Strategies Income Rewards?



Diversified Strategies Income Rewards is an optional living benefit feature. If you elect this feature, for which you will be charged an annualized fee after a specified waiting period, you are guaranteed to receive withdrawals, over a minimum number of years that in total equal Purchase Payments made in the first 90 days adjusted for withdrawals during that period (the "Benefit"), even if the contract value falls to zero. Diversified Strategies Income Rewards may offer protection in the event your contract value declines due to unfavorable investment performance. Diversified Strategies Income Rewards has rules and restrictions that are discussed more fully below.



What options are currently available?



Three options are currently available under this feature. The available options, referred to as the Step-Up Options, provide a guaranteed minimum withdrawal amount over a minimum number of years equal to at least your initial Purchase Payment (adjusted for withdrawals) with an opportunity to receive a 10%, 20% or 50% step-up amount. If you take withdrawals prior to the Benefit Availability Date (as defined in the table below), the Benefit will be reduced and you may not receive a step-up amount depending on the option selected.



Each option and its components are fully described below. You should read each option carefully and discuss the feature with your financial representative before electing an option.

How and when can I elect the feature?



You may only elect the feature at the time of contract issue and must choose one of the options discussed below. You may not change the option after election. You cannot elect the feature if you are age 81 or older on the contract issue date. Generally, once you elect the feature, it cannot be cancelled.



Diversified Strategies Income Rewards cannot be elected if you elect the Capital Protector feature. SEE CAPITAL PROTECTOR BELOW. Diversified Strategies Income Rewards may not be available through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.



How is the Benefit calculated?



In order to determine the Benefit's value, we calculate each of the components as described below. The Benefit's components and value may vary depending on the option you choose. The earliest date you may begin taking withdrawals under the Benefit is the BENEFIT AVAILABILITY DATE. Each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date is considered a BENEFIT YEAR.



The table below is a summary of the three Step-Up Options we are currently offering:



                                                                                                       MINIMUM WITHDRAWAL PERIOD*
                               BENEFIT                                                                     (IF MAXIMUM ANNUAL
                            AVAILABILITY                                    MAXIMUM ANNUAL WITHDRAWAL   WITHDRAWAL AMOUNT TAKEN
       OPTION                   DATE                  STEP-UP AMOUNT          AMOUNT(+) PERCENTAGE             EACH YEAR)
       ------               ------------              --------------        -------------------------  --------------------------
         1                3 years following         10%* of Withdrawal      10% of Withdrawal Benefit          11 years
                         contract issue date           Benefit Base                   Base
         2                5 years following         20%* of Withdrawal      10% of Withdrawal Benefit          12 years
                         contract issue date           Benefit Base                   Base
         3               10 years following         50%** of Withdrawal     10% of Withdrawal Benefit          15 years
                         contract issue date           Benefit Base                   Base



* You will not receive a Step-Up Amount if you elect Options 1 or 2 and take a withdrawal prior to the Benefit Availability Date. The Minimum Withdrawal Period for Options 1 and 2 will be 10 years if you do not receive a Step-Up Amount.



** If you elect Option 3 and take a withdrawal prior to the Benefit Availability Date, you will receive a reduced Step-Up Amount of 30% of the Withdrawal Benefit Base. The Minimum Withdrawal Period will be 13 years if you receive a reduced Step-Up Amount.



(+) For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount for this contract will be the greater of:
     (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount. Required minimum distributions may reduce your Minimum Withdrawal Period.



How are the components for the Step-Up Options calculated?



First, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments made to the contract up to the 90th day after your contract issue date, adjusted for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.



Second, we determine the WITHDRAWAL BENEFIT BASE, On the Benefit Availability Date, the Withdrawal Benefit Base equals the sum of all Eligible Purchase Payments.



Third, we determine a STEP-UP AMOUNT, if any, which is calculated as a specified percentage (listed in the table above) of the Withdrawal Benefit Base on the Benefit Availability Date. If you elect Option 1 or 2, you will not receive a Step-Up Amount if you take any withdrawals prior to the Benefit Availability Date. If you elect Option 3, the Step-Amount will be reduced to 30% of the Withdrawal Benefit Base if you take any withdrawals prior to the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as death benefits, contract values or annuitization value.



Fourth, we determine a STEPPED-UP BENEFIT BASE, which is the total amount available for withdrawal under the feature and is used to calculate the minimum time period over which you may take withdrawals under the feature. The Stepped-Up Benefit Base equals the Withdrawal Benefit Base plus the Step-Up Amount, if any.



Fifth, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which is a stated percentage (listed in the table above) of the Withdrawal Benefit Base and represents the maximum amount of withdrawals that are available under this feature each Benefit Year after the Benefit Availability Date.

Finally, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the feature. The Minimum Withdrawal Period is calculated by dividing the Stepped-Up Benefit Base by the Maximum Annual Withdrawal Amount.



What is the fee for Diversified Strategies Income Rewards?



The annualized Diversified Strategies Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.



      CONTRACT YEAR             ANNUALIZED FEE
      -------------             --------------
        0-7 years             0.65% of Withdrawal
                                 Benefit Base
       8-10 years             0.45% of Withdrawal
                                 Benefit Base
        11+ years                    none



What are the effects of withdrawals on the Step-Up Options?



The Benefit amount, Maximum Annual Withdrawal Amount and Minimum Withdrawal Period may change over time as a result of withdrawal activity. Withdrawals after the Benefit Availability Date equal to or less than the Maximum Annual Withdrawal Amount generally reduce the Benefit by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount will reduce the Benefit in the same proportion that the contract value was reduced at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a greater reduction of the Benefit. The impact of withdrawals and the effect on each component of Diversified Strategies Income Rewards are further explained through the calculations below:



WITHDRAWAL BENEFIT BASE: Withdrawals prior to the Benefit Availability Date reduce the Withdrawal Benefit Base in the same proportion that the contract value was reduced at the time of the withdrawal. Withdrawals prior to the Benefit Availability Date also eliminate any Step-Up Amount for Options 1 and 2 and reduce the Step-Up Amount to 30% of the Withdrawal Benefit Base for Option 3.



Withdrawals after the Benefit Availability Date will not reduce the Withdrawal Benefit Base until the sum of withdrawals after the Benefit Availability Date exceeds the Step-Up Amount. Thereafter, any withdrawal or portion of a withdrawal that exceeds the Step-Up Amount will reduce the Withdrawal Benefit Base as follows: (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base will be reduced by the amount of the withdrawal, or (2) If the withdrawal causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base is reduced to the lesser of (a) or (b), where:



     a. is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;



     b. is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals for the Benefit Year equal to the current Maximum Annual Withdrawal Amount, and further reduced in the same proportion that the contract value was reduced by the amount of the withdrawal that exceeds the Maximum Annual Withdrawal Amount.



STEPPED-UP BENEFIT BASE: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount for Options 1 and 2, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base if you take withdrawals prior to the Benefit Availability Date. For Option 3, if you take withdrawals prior to the Benefit Availability Date, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base plus the reduced Step-Up Amount which will be 30% of the Withdrawal Benefit Base, adjusted for such withdrawals.



     If you do not take withdrawals prior to the Benefit Availability Date, you will receive the entire Step-Up Amount and the Stepped-Up Benefit Base will equal the Withdrawal Benefit Base plus the Step-Up Amount.

After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount will reduce the Stepped-Up Benefit Base by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount (in that Benefit
Year) reduces the Stepped-Up Benefit Base to the lesser of (a) or (b), where:



     a. is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;



     b. is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals for the Benefit Year equal to the current Maximum Annual Withdrawal Amount, and further reduced in the same proportion that the contract value was reduced by the amount of the withdrawal that exceeds the Maximum Annual Withdrawal Amount.



MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated at the start of the next Benefit Year. The new Maximum Annual Withdrawal Amount will equal the Stepped-Up Benefit Base on that Benefit Year anniversary divided by the Minimum Withdrawal Period on that Benefit Year anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amounts.



     MINIMUM WITHDRAWAL PERIOD: After each withdrawal, a new Minimum Withdrawal Period is calculated. If total withdrawals in a Benefit Year are less than or equal to the current Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Stepped-Up Benefit Base after the withdrawal, divided by the current Maximum Annual Withdrawal Amount.



     During any Benefit Year in which the sum of withdrawals exceeds the Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Minimum Withdrawal Period calculated at the end of the prior Benefit Year reduced by one year.



     CONTRACT VALUE: Any withdrawal under the Benefit reduces the contract value by the amount of the withdrawal.



THE DIVERSIFIED STRATEGIES INCOME REWARDS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS ON THE DIVERSIFIED STRATEGIES INCOME REWARDS FEATURE.



What happens if my contract value is reduced to zero?



If the contract value is zero but the Stepped-Up Benefit Base is greater than zero, a Benefit remains payable under the feature. However, the contract and its other features and benefits will be terminated once the contract value equals zero. Once the contract is terminated, you may not make subsequent Purchase Payments and no death benefit or future annuitization payments are available. Therefore, under adverse market conditions, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.



To receive your remaining Benefit, you may select one of the following options:



     1. Lump sum distribution of the actuarial present value as determined by us, of the total remaining guaranteed withdrawals; or



     2. the current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the Stepped-Up Benefit Base equals zero; or



     3. any payment option mutually agreeable between you and us.



If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis.



What happens to Diversified Strategies Income Rewards upon a spousal continuation?



A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. SEE SPOUSAL CONTINUATION BELOW.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under Diversified Strategies Income Rewards upon my death?



If the Stepped-Up Benefit Base is greater than zero when the original owner dies, and the contract value equals zero and therefore no death benefit is payable, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The components of the feature will not change. If the Stepped-Up Benefit Base and the contract value are greater than zero, a non-spousal Beneficiary must make a death claim under the contract provisions which terminates the Benefit. SEE DEATH BENEFITS BELOW.



Can Diversified Strategies Income Rewards be cancelled?



Once you elect the feature, you may not cancel it. The feature automatically terminates upon the occurrence of one of the following:



     1. Stepped-Up Benefit Base is equal to zero; or



     2. Annuitization of the contract; or



     3. Full surrender of the contract; or



     4. Death benefit is paid; or



     5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.



We reserve the right to terminate the feature if withdrawals in excess of Maximum Annual Withdrawal Amount in any Benefit Year reduce the Stepped-Up Benefit Base by 50% or more.



Important Information



Diversified Strategies Income Rewards is designed to offer protection of your initial investment in the event of a significant market down turn. Diversified Strategies Income Rewards may not guarantee an income stream based on all Purchase Payments made into your contract nor does it guarantee any investment gains. Diversified Strategies Income Rewards does not guarantee a withdrawal of any subsequent Purchase Payments made after the 90th day following the contract issue date. This feature also does not guarantee lifetime income payments. You may never need to rely on Diversified Strategies Income Rewards if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.



Withdrawals under the feature are treated like any other withdrawal for the purpose of reducing the contract value, free withdrawal amounts and all other benefits, features and conditions of your contract.



If you need to take withdrawals or are required to take required minimum distributions ("RMD") under the Internal Revenue Code ("IRC") from this contract prior to the Benefit Availability Date, you should know that such withdrawals may negatively impact the value of the Benefit. As noted above, your Stepped-Up Benefit Base will be reduced if you take withdrawals before the Benefit Availability Date. Any withdrawals taken under this feature or under the contract may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up RMDs and have elected this feature, your distributions must be automated and will not be recalculated on an annual basis.



We reserve the right at the time your contract is issued to limit the maximum Eligible Purchase Payments to $1 million. For prospectively issued contracts, we reserve the right to limit the investment options available under the contract if you elect this Diversified Strategies Income Rewards feature.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DIVERSIFIED STRATEGIES INCOME REWARDS FEATURE (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

CAPITAL PROTECTOR


What is Capital Protector?


Capital Protector is an optional living benefit offered on your contract. If you elect this feature, you will be charged an annualized fee. At the end of 10 full contract years ("Waiting Period"), the feature makes a one-time adjustment ("Benefit") so that your contract will be worth at least the amount of your guaranteed Purchase Payment(s) as specified below (less adjustments for withdrawals). Capital Protector offers protection in the event that your contract value declines due to unfavorable investment performance.



How and when can I elect the feature?



You may only elect this feature at the time your contract is issued, so long as the Waiting Period ends before your Latest Annuity Date. You cannot elect the feature if you are age 81 or older on the contract issue date. Capital Protector is not available if you elect Diversified Strategies Income Rewards. SEE DIVERSIFIED STRATEGIES INCOME REWARDS ABOVE.



Capital Protector may not be available through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.



Can Capital Protector be cancelled?



Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the end of the Waiting Period. The feature terminates automatically following the end of the Waiting Period. In addition, the feature will no longer be available and no Benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the end of the Waiting Period.



How is the Benefit calculated?



The Benefit is a one-time adjustment to your contract in the event that your contract value at the end of the Waiting Period ("Benefit Date") is less than the Purchase Payments made, as follows:



                               PERCENTAGE OF PURCHASE PAYMENTS
TIME ELAPSED SINCE                     INCLUDED IN THE
THE CONTRACT ISSUE DATE              BENEFIT CALCULATION
-----------------------        -------------------------------
 0-90 Days                                  100%
 91+ Days                                     0%



The benefit calculation is equal to your Benefit Base, as defined below, minus your contract value on the Benefit Date. If the resulting amount is positive, you will receive a Benefit under the feature. If the resulting amount is negative, you will not receive a Benefit.



Your Benefit Base is equal to (a) minus (b) where:



     (a) is the Purchase Payments received on or after the contract issue date multiplied by the applicable percentages in the table above, and;



     (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the contract issue date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.

What is the Fee for Capital Protector?



The annualized charge will be deducted from your contract value on a quarterly basis throughout the Waiting Period, beginning at the end of the first contract quarter following the contract issue date and up to and including on the Benefit Date. Once the feature is terminated, as discussed above, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.


CONTRACT YEAR                               ANNUALIZED FEE *
-------------                               ----------------
 0-5                                              0.65%
 6-10                                             0.45%
 11+                                               none

* As a percentage of your contract value minus Purchase Payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.

What Happens to Capital Protector upon a Spousal Continuation?


If your spouse chooses to continue this contract upon your death, this feature cannot be terminated. The Waiting Period starts from the original issue date. The corresponding Benefit Date will not change as a result of a spousal continuation. SEE SPOUSAL CONTINUATION BELOW.


Important Information


Capital Protector may not guarantee a return of all of your Purchase Payments. If you plan to add subsequent Purchase Payments over the life of your contract, you should know that Capital Protector would not protect the majority of those payments.



Since Capital Protector may not guarantee a return of all Purchase Payments at the end of the Waiting Period, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Benefit. For example, if near the end of the Waiting Period your Benefit Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your contract value to be larger than your Benefit Base on your Benefit Date, you will not receive any Benefit even though you have paid for Capital Protector throughout the Waiting Period. You should discuss making subsequent Purchase Payments with your financial representative as such activity may reduce the value of the Benefit.



We will allocate any benefit amount contributed to the contract value on the Benefit Date to the Cash Management Variable Portfolio. Any Benefit paid is not considered a Purchase Payment for purposes of calculating other benefits or features of your contract. Benefits based on earnings, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the Benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE CAPITAL PROTECTOR (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

DEATH BENEFITS
--------------------------------------------------------------------------------


If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.



We do not pay a death benefit if you die after you switch to the Income Phase. In that case, your Beneficiary would receive any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS BELOW.



You designate your Beneficiary who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint owner is the sole beneficiary.



We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. All death benefit calculations discussed below are as of the date we receive paperwork and satisfactory proof of death. We consider the following satisfactory proof of death:



     1. a certified copy of the death certificate; or



     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or



     3. a written statement by a medical doctor who attended the deceased at the time of death; or



     4. any other proof satisfactory to us.



If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the Contract. SEE SPOUSAL CONTINUATION BELOW.



If a Beneficiary does not elect a specific form of pay out, within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.



Payments must begin under the selected Income Option no later than the first anniversary of your death for non-qualified contracts or December 31st of the year following the year of your death for IRAs. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an Income Option.



If the Annuitant dies before annuity payments begin, you can name a new Annuitant. If no Annuitant is named within 30 days, you will become the Annuitant. However, if the owner is a non-natural person (for example, a trust), then the death of the Annuitant will be treated as the death of the owner, no new Annuitant may be named and the death benefit will be paid.



DEFINED TERMS



The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.



We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (and any applicable fees and charges) by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.



To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced, by taking the amount of the withdrawal in relation to the contract value immediately before the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.


STANDARD DEATH BENEFIT

The Standard Death Benefit on your contract, is the greater of:

     1.  Net Purchase Payments; or


     2.  Contract value.


OPTIONAL DEATH BENEFIT

For an additional fee, you may elect the Maximum Anniversary Value death benefit which can provide greater protection for your beneficiaries if you die prior to age 90. You must choose this benefit at the time you purchase your contract and you cannot terminate your election at any time. The optional death benefit is not available if you are age 81 or older at the time of contract issue. The fee for this optional death benefit is 0.15% of the average daily ending value of the assets you have allocated to the Variable Portfolios. This fee is no longer deducted upon the owner's 90th birthday.


The Maximum Anniversary Value death benefit is the greatest of:



     1.  Contract value; or



     2.  Net Purchase Payments; or



     3. Maximum Anniversary Value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that anniversary; and adjusted for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.



If you die on or after your 90th birthday, the Standard Death Benefit may provide more value to your beneficiaries than the Maximum Anniversary Value option. Under the Maximum Anniversary Value option, if you die on or after your 90th birthday the death benefit is equal to your contract value. However, if you had elected the Standard Death Benefit option and you die on or after your 90th birthday, your beneficiaries would receive the greater of contract value or Net Purchase Payments. Further, there is no additional charge for the Standard Death Benefit and there is an additional charge for the Maximum Anniversary Value option. You should discuss the death benefit options with your financial representative prior to making an election.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THESE DEATH BENEFIT FEATURES (IN THEIR ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SPOUSAL CONTINUATION


If you are the original owner of the contract and the Beneficiary is your spouse, your Spouse may elect to continue the contract after your death. The spouse becomes the new owner ("Continuing Spouse"). The contract and its elected features, if any, remain the same. Generally, the Continuing Spouse cannot change any contract provisions as the new owner. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. The Continuing Spouse can only elect to continue the contract upon the death of the original owner of the contract.



Upon continuation of the contract, we will contribute to the contract value an amount by which the death benefit that would have been paid to the beneficiary upon the death of the original owner exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the Contract. The Continuation Contribution is not considered a Purchase

Payment for any other calculation except as noted in Appendix B. To the extent the Continuing Spouse invests in the Variable Portfolios or MVA fixed accounts, they will be subject to investment risk as was the original owner.



Generally, the Continuing Spouse cannot change any contract provisions as the new owner. However, on the Continuation Date, the Continuing Spouse may terminate the original owner's election of the Optional Death Benefit and the available death benefit will be the Standard Death Benefit. If the Continuing Spouse is age 81 or older on the Continuation Date, and if a Continuation Contribution is added to the contract value, the only available death benefit will be the Standard Death Benefit. If the Maximum Anniversary Value optional death benefit was selected and the Continuing Spouse lives to age 90 or older, the death benefit will be the contract value. The fee for the optional Maximum Anniversary Value death benefit will no longer be deducted after the Continuing Spouse's 90th birthday.



The determination of any future death benefits under the Contract will generally be made using the age of the Continuing Spouse on the Continuation Date, if any Continuation Contribution has been made, and the date of the Continuing Spouse's death. If no Continuation Contribution has been made to the contract on the Continuation Date, the age of the spouse on the date of the original contract issue will be used to determine any age-driven benefits.



SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.


PLEASE SEE OPTIONAL LIVING BENEFITS AND DEATH BENEFITS ABOVE FOR INFORMATION ON THE EFFECT OF SPOUSAL CONTINUATION ON THOSE BENEFITS.



EXPENSES

--------------------------------------------------------------------------------


There are fees and expenses associated with your contract which reduce your investment return. We will not increase the contract level fees, such as Separate Account or withdrawal charges for the life of your contract. These fees and charges reduce your investment return. Underlying Fund fees may increase or decrease.



SEPARATE ACCOUNT EXPENSES



The Annual Separate Account expense is 1.55% annually of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.



Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.



If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any legitimate cost or expense including supporting distribution, depending upon market conditions. SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.



WITHDRAWAL CHARGES


The contract provides a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY ABOVE. You may incur a withdrawal charge if you take a withdrawal in excess of the free withdrawal amount and/or if you fully surrender your contract.



We apply a withdrawal charge against each Purchase Payment you contribute to the contract. After a Purchase Payment has been in the contract for three complete years, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines each year a Purchase Payment is in the contract. The withdrawal charge schedule is as follows:



      YEAR          1    2    3   4+
-----------------  ---  ---  ---  ---
Withdrawal
  Charge.........   7%   6%   5%   0%



When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered as coming from earnings first, then Purchase Payments. SEE ACCESS TO YOUR MONEY ABOVE.



Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.



We will not assess a withdrawal charge when we pay a death benefit, contract fees and/or when you switch to the Income Phase.



Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES
BELOW.



UNDERLYING FUND EXPENSES



INVESTMENT MANAGEMENT FEES



The Separate Account purchases shares of the Underlying Funds. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the Underlying Funds.



12b-1 FEES



Shares of certain Trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.



There is a 0.25% annualized fee applicable to Class II shares of the Van Kampen Life Investment Trust, Class 2 shares of WM Variable Trust, and Class 3 shares of the Anchor Series Trust and SunAmerica Series Trust. This amount is generally used to pay financial intermediaries for services provided over the life of your contract.



FOR MORE DETAILED INFORMATION ON THESE UNDERLYING FUND FEES, REFER TO THE PROSPECTUSES FOR THE TRUSTS.



CONTRACT MAINTENANCE FEE



During the Accumulation Phase, we deduct a contract maintenance fee of $30 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. We will deduct the contract maintenance fee on a pro-rata basis from your contract value on your contract anniversary. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.



If your contract value is $50,000 or more on your contract anniversary date, we are currently waiving this fee. This waiver is subject to change without notice.


TRANSFER FEE


Generally, we permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. SEE TRANSFERS DURING THE ACCUMULATION PHASE ABOVE.



OPTIONAL DIVERSIFIED STRATEGIES INCOME REWARDS



The annualized Diversified Strategies Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.



CONTRACT YEAR            ANNUALIZED FEE
-------------   --------------------------------
  0-7 years     0.65% of Withdrawal Benefit Base
 8-10 years     0.45% of Withdrawal Benefit Base
  11+ years                   none


OPTIONAL CAPITAL PROTECTOR FEE


The annualized Capital Protector fee is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since contract issue date. If you elect the feature, the charge is deducted at the end of the first contract quarter and quarterly thereafter from your contract value. The fee is as follows:



                                  ANNUALIZED
CONTRACT YEAR                         FEE
-------------                     -----------
0-5............................      0.65%
6-10...........................      0.45%
11+............................      none


OPTIONAL DEATH BENEFIT FEE


The fee for the Maximum Anniversary Value optional death benefit is 0.15% of average daily ending net asset value allocated to the Variable Portfolios.


INCOME TAXES


We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.



REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED



Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.



The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.



INCOME OPTIONS

--------------------------------------------------------------------------------

ANNUITY DATE

During the Income Phase, the money in your Contract is used to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your Income Option. Except as discussed under Option 5, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before your 90th birthday or on your tenth contract anniversary, whichever occurs later. If you do not choose an Annuity Date, your income payments will automatically begin on this date (latest Annuity
Date).

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, certain Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

INCOME OPTIONS

Currently, this Contract offers five Income Options. Other annuity options may be available. Please check with the Annuity Service Center for details. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4 for a period of 10 years. For income payments selected for joint lives, we pay according to Option 3.

We base our calculation of income payments on the life of the Annuitant and the annuity factors set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and then designate a new Annuitant.

OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.

OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 OR 20 YEAR PERIOD CERTAIN


This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years. If the Annuitant and the survivor die before all of the payments have been made, the remaining payments are made to the Beneficiary under your contract.


OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEAR PERIOD CERTAIN


This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.


OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value (in full or in part) after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments. The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments direct deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in annuity payments of less than $50 per payment, we may decrease the frequency of the payments, state law allowing.

ALLOCATION OF ANNUITY PAYMENTS

You can choose income payments that are fixed, variable or both. If payments are fixed, First SunAmerica guarantees the amounts of each payment. If the payments are variable, the amounts are not guaranteed. They will go up and/or down based upon the performance of the Variable Portfolio(s) in which you invest.

FIXED OR VARIABLE INCOME PAYMENTS


Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolio(s) only, your income payments will be variable and your money is only in Fixed Accounts at that time, your income payments will be fixed in amount. If you are invested in both fixed and variable options at the time you begin the Income Phase, a portion of your income payments will be fixed and a portion will be variable, unless otherwise elected.


INCOME PAYMENTS

Your income payments will vary if you are invested in the Variable Portfolio(s) after the Annuity date depending on four factors:

     - For life options, your age when payments begin, and in most states, if a Non-Qualified Contract, your gender;

     - The value of your contract in the Variable Portfolio(s) on the Annuity Date;

     - The 3.5% assumed investment rate ("AIR") for variable income payments used in the annuity table for the contract, and;

     - The performance of the Variable Portfolio(s) in which you are invested during the time you receive income payments.


If you are invested in both the Fixed Accounts and the Variable Portfolio(s) after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolio(s) also impacts the amount of your annuity payments.


The value of variable income payments, if elected, is based on the assumed AIR of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

TRANSFERS DURING THE INCOME PHASE


During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.


DEFERMENT OF PAYMENTS


We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.


TAXES
--------------------------------------------------------------------------------


NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT

GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.


ANNUITY CONTRACTS IN GENERAL


The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.



If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.



If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R.10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.


TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS


If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is longer; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.


TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)


Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan and continued for a period of 5 years until you attain age 59 1/2, whichever is longer; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order (does not apply to IRAs). This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.



The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.



Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.


MINIMUM DISTRIBUTIONS


Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.



You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.



Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.



You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.



The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations effective January 1, 2006 will require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. Generally, we are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.



TAX TREATMENT OF DEATH BENEFITS



Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.



Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.



If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.


CONTRACTS OWNED BY A TRUST OR CORPORATION


A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.


GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT


If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.



The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.



DIVERSIFICATION AND INVESTOR CONTROL



The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.



The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.



These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

OTHER INFORMATION

--------------------------------------------------------------------------------


FIRST SUNAMERICA LIFE



The Company is a stock life insurance company originally organized under the laws of the state of New York on December 5, 1978. Its principal place of business is 733 Third Avenue, New York, New York 10017. The Company conducts life insurance and annuity business in the state of New York. The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.


THE SEPARATE ACCOUNT


The Company originally established the Separate Account, FS Variable Separate Account, under New York law on September 9, 1994. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act, as amended.



The Company owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by the Company. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.


THE GENERAL ACCOUNT


Money allocated to any Fixed Account options goes into the Company's general account. The general account consists of all of the company's assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any of the Company's contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.



The Company has a support agreement in effect between the Company and its ultimate parent company, American International Group, Inc. ("AIG"), and the Company's insurance policy obligations are guaranteed by American Home Assurance Company, a subsidiary of AIG. See the Statement of Additional Information for more information regarding these arrangements.



REGISTRATION STATEMENTS



Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.


PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT

PAYMENTS TO BROKER-DEALERS


Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission only, that may be up to a maximum 6.0% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually. Generally, the higher the upfront commissions, the lower the trail and vice versa. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.



We may pay broker-dealers support fees in the form of additional cash or non-cash compensation. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us or a flat fee. These payments may be consideration for, among other things, product placement/preference, greater access to train and educate the firm's registered representatives about our products, our participation in sales conferences and educational seminars and allowing broker-dealers to perform due diligence on our products. The amount of these fees may be tied to the anticipated level of our access in that firm. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract.



Contract commissions and other support fees may influence the way that a broker-dealer and its registered representatives market the contracts and service customers who purchase the contracts and may influence the broker-dealer and its registered representatives to present this contract over others available in the market place. You should discuss with your broker-dealer and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest.



WM Funds Distributor, Inc. 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101 distributes the contracts. WM Funds Distributors is registered as a broker-dealer under the Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.


PAYMENTS WE RECEIVE


In addition to amounts received pursuant to established 12b-1 Plans from the Underlying Funds, we receive compensation of up to 0.50% annually based on assets under management from certain Trusts' investment advisers or their affiliates for services related to the availability of the Underlying Funds in the contract. We receive such payments in connection with each of the Trusts available in this Contract. Furthermore, certain investment advisers and/or subadvisers may help offset the costs we incur for training to support sales of the Underlying Funds in the contract.


ADMINISTRATION


We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (877) 311-WMVA (9682), if you have any comment, question or service request.



We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.


LEGAL PROCEEDINGS


There are no pending legal proceedings affecting the Separate Account. From time to time, the Company is party to various kinds of litigation incidental to its business operations. In management's opinion, these matters are not material in relation to the financial position of the Company.



AIG has announced that it has delayed filing its Annual Report on Form 10-K for the year ended December 31, 2004 to allow AIG's Board of Directors and new management adequate time to complete an extensive review of AIG's books and records. The review includes issues arising from pending investigations into non-traditional insurance products and certain assumed reinsurance transactions by the Office of the Attorney General for the State of New York and the Securities and Exchange Commission and from AIG's decision to review the accounting treatment of certain additional items. Circumstances affecting AIG can have an impact on the company. For example, the recent ratings actions taken by the major rating agencies with respect to AIG resulted in corresponding actions being taken with respect to the Company's ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The financial statements of First SunAmerica Life Insurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004 and the financial statements of FS Variable Separate Account at December 31, 2004, and for each of the two years in the period ended December 31, 2004, are incorporated by reference in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

TABLE OF CONTENTS OF

STATEMENT OF ADDITIONAL INFORMATION

Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (877) 311-WMVA (9682). The contents of the SAI are tabulated below.


Separate Account............................................    2
General Account.............................................    2
Support Agreement Between the Company and AIG...............    3
Performance Data............................................    3
Income Payments.............................................    6
Annuity Unit Values.........................................    6
Variable Annuity Payments...................................    7
Taxes.......................................................    8
Distribution of Contracts...................................   13
Financial Statements........................................   13

APPENDIX A - MARKET VALUE ADJUSTMENT ("MVA")
--------------------------------------------------------------------------------


If at the time you purchase your contract, we are offering FAGPs with a longer duration than one year, a market value adjustment ("MVA") may apply if you withdraw your money prior to the end of the FAGP. THE MARKET VALUE ADJUSTMENT APPENDIX SHOWS HOW WE CALCULATE AND APPLY THE MVA.



If you take money out of any available multi-year FAGP, before the end of the guarantee period, we make an adjustment to your contract. We refer to this adjustment as a MVA. The MVA does not apply to any available one year fixed account. The MVA reflects any difference in the interest rate environment between the time you place your money in the FAGP and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. However, the MVA will never result in your earning less that than the minimum annual guaranteed interest rate as specified in your contract, on Purchase Payments minus withdrawals, made prior to May 2, 2005, in to a particular multi-year FAGP and/or Purchase Payments less withdrawals made into any available multi-year fixed account on or after May 2, 2005. Thus, application of the MVA will not result in a loss of principal. Generally, if interest rates drop between the time you put your money into a FAGP and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA. The MVA is applicable to both partial and full withdrawals of contract value.



The information in this Appendix applies only if you take money out of a FAGP (with a duration longer than 1 year) before the end of the guarantee period.



We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the FAGP. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the FAGP from which you seek withdrawal. If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number between the interest rates currently offered for the two closest periods available.



Where the MVA is negative, we first deduct the adjustment from any money remaining in the FAGP. If there is not enough money in the FAGP to meet the negative deduction, we deduct the remainder from your withdrawal. Where the MVA is positive, we add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.



The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:


                            [(1+I/(1+J+L)](N/12) - 1


where:


            I is the interest rate you are earning on the money invested in the FAGP;



            J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the FAGP;



            N is the number of full months remaining in the term you initially agreed to leave your money in the FAGP; and



            L is 0.005 (some states require a different value; see your contract)



We do not assess an MVA against withdrawals under the following circumstances:



     - If a withdrawal is made within 30 days after the end of a guarantee period;



     -  If a withdrawal is made to pay contract fees and charges;



     -  To pay a death benefit; and



     -  Upon beginning an income option, if occurring on the Latest Annuity
        Date.

EXAMPLES OF THE MVA



    The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the


Guarantee periods available or Surrender Charges applicable under your contract.



The examples below assume the following:



     (1) You made an initial Purchase Payment of $10,000 and allocated it to a FAGP at a rate of 5%;



     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the term you initially agreed to leave your money in the FAGP (N = 18);



     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and



     (4) Your contract was not issued in a state where L = 0.005.


POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES


Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn fall within the free withdrawal amount.



The MVA factor is = [(1+I)/(1+J+0.0025)]N/12 - 1


                  = [(1.05)/(1.04+0.0025)]18/12 - 1


                  = (1.007194)(1.5) - 1


                  = 1.010811 - 1


                  = +0.010811



The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:


                         $4,000 X (+0.010811) = +$43.24



$43.24 represents the positive MVA that would be added to the withdrawal.


NEGATIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES


Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn fall within the free withdrawal amount.



The MVA factor is = [(1+I)/(1+J+0.0025)]N/12 - 1


                  = [(1.05)/(1.06+0.0025)]18/12 - 1


                  = (0.988235)1.5 - 1


                  = 0.982405 - 1


                  = -0.017595



The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:


                         $4,000 X (-0.017595) = -$70.38



$70.38 represents the negative MVA that will be deducted from the withdrawal.



We may choose to waive any negative MVA in its entirety. If we do so we will apply the waiver uniformly and consistently to all contract owners.


POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES


Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I)/(1+J+0.0025)]N/12 - 1


                  = [(1.05)/(1.04+0.0025)]18/12 - 1


                  = (1.007194)1.5 - 1


                  = 1.010811 - 1


                  = +0.010811



The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% X $4,000 = $3,760) is multiplied by the MVA factor to determine the MVA:


                         $3,760 X (+0.010811) = +$40.65



$40.65 represents the positive MVA that would be added to the withdrawal.


NEGATIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES


Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.



The MVA factor is = [(1+I)/(1+J+0.0025)](N/12) - 1


                  = [(1.05)/(1.06+0.0025)](18/12) - 1


                  = (0.988235)1.5 - 1


                  = 0.982405 - 1


                  =-0.017595



The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% X $4,000 = $3,760) is multiplied by the MVA factor to determine the MVA:


                         $3,760 X (-0.017595) = -$66.16



$66.16 represents the negative MVA that would be deducted from the withdrawal.



We may choose to waive any negative MVA in its entirety. If we do so we will apply the waiver uniformly and consistently to all contract owners.

APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------


The following details the death benefit options available upon the Continuing Spouse's death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original owner of the contract, and the age of the Continuing Spouse as of the Continuation Date and Continuing Spouse's date of death.



The term "Continuation Net Purchase Payment" is used frequently in describing the death benefit payable upon a spousal continuation. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, the Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.



The term "withdrawals" as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.



The following details the death benefit options upon the Continuing Spouse's death:



The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original owner of the contract and the age of the Continuing Spouse as of the Continuation Date.


STANDARD DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If the Standard Death Benefit is applicable upon the Continuing Spouse's death we will pay the beneficiary the greater of:

1.  Net Purchase Payments; or


2. Contract value at the time we receive all required paperwork and satisfactory proof of the Continuing Spouse's death.



MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH



If the Maximum Anniversary Value Death Benefit is applicable upon the Continuing Spouse's death, we will pay the Beneficiary this death benefit.


MAXIMUM ANNIVERSARY VALUE:

If the continuing Spouse is younger than age 90 at the time of death, the death benefit is the greatest of:

a.  Continuation Net Purchase Payments; or


b. Contract value at the time we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or


c. The maximum anniversary value on any contract anniversary (of the original issue date) occurring after the Continuation Date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Purchase Payments recorded after that anniversary, reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If the Continuing Spouse is age 90 or older at the time of death and the Maximum Anniversary Value option applied, the death benefit will be equal to the contract value at the time we receive satisfactory proof of death.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME.

APPENDIX C - CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------


                                                              FISCAL YEAR   FISCAL YEAR
                                                                 ENDING        ENDING
                                                                  2003          2004
                                                              ------------  ------------
ANCHOR SERIES TRUST:
  Capital Appreciation Portfolio (Inception
    Date -- 02/11/03)
        Beginning AUV.......................................  (a) $24.940   (a) $34.261
                                                              (b) $24.940   (b) $33.687
        Ending AUV..........................................  (a) $34.261   (a) $36.692
                                                              (b) $33.687   (b) $35.998
        Ending Number of AUs................................  (a) 181       (a) 876
                                                              (b) 4         (b) 582

----------------------------------------------------------------------------------------
SUNAMERICA SERIES TRUST:
  Alliance Growth Portfolio (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $20.801   (a) $27.200
                                                              (b) $20.801   (b) $26.934
        Ending AUV..........................................  (a) $27.200   (a) $28.821
                                                              (b) $26.934   (b) $28.510
        Ending Number of AUs................................  (a) 198       (a) 380
                                                              (b) 955       (b) 966

----------------------------------------------------------------------------------------
  Global Equities Portfolio (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $11.824   (a) $15.711
                                                              (b) $11.824   (b) $15.662
        Ending AUV..........................................  (a) $15.711   (a) $17.289
                                                              (b) $15.662   (b) $17.159
        Ending Number of AUs................................  (a) 173       (a) 176
                                                              (b) 49        (b) 990

----------------------------------------------------------------------------------------
  MFS Mid-Cap Growth Portfolio (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $6.818    (a) $9.417
                                                              (b) $6.818    (b) $9.409
        Ending AUV..........................................  (a) $9.417    (a) $10.556
                                                              (b) $9.409    (b) $10.528
        Ending Number of AUs................................  (a) 252       (a) 610
                                                              (b) 165       (b) 3,787

----------------------------------------------------------------------------------------
  Technology Portfolio (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $1.693    (a) $2.548
                                                              (b) $1.693    (b) $2.528
        Ending AUV..........................................  (a) $2.548    (a) $2.440
                                                              (b) $2.528    (b) $2.393
        Ending Number of AUs................................  (a) 8,930     (a) 11,275
                                                              (b) 58        (b) 58

----------------------------------------------------------------------------------------
WM VARIABLE TRUST:
  Balanced Portfolio (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $6.594    (a) $8.156
                                                              (b) $6.588    (b) $8.138
        Ending AUV..........................................  (a) $8.156    (a) $8.821
                                                              (b) $8.138    (b) $8.788
        Ending Number of AUs................................  (a) 263,974   (a) 557,194
                                                              (b) 91,028    (b) 280,641

----------------------------------------------------------------------------------------
  Conservative Balanced Portfolio (Inception
    Date -- 02/11/03)
        Beginning AUV.......................................  (a) $5.273    (a) $6.140
                                                              (b) $5.273    (b) $6.132
        Ending AUV..........................................  (a) $6.140    (a) $6.522
                                                              (b) $6.132    (b) $6.504
        Ending Number of AUs................................  (a) 24,908    (a) 72,408
                                                              (b) 450       (b) 51,823

----------------------------------------------------------------------------------------
  Conservative Growth Portfolio (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $6.354    (a) $8.334
                                                              (b) $6.351    (b) $8.320
        Ending AUV..........................................  (a) $8.334    (a) $9.156
                                                              (b) $8.320    (b) $9.127
        Ending Number of AUs................................  (a) 107,876   (a) 118,530
                                                              (b) 21,962    (b) 93,964

----------------------------------------------------------------------------------------
  Equity Income Fund (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $5.204    (a) $6.997
                                                              (b) $5.193    (b) $6.973
        Ending AUV..........................................  (a) $6.997    (a) $8.186
                                                              (b) $6.973    (b) $8.145
        Ending Number of AUs................................  (a) 18,266    (a) 42,886
                                                              (b) 3,856     (b) 8,371

----------------------------------------------------------------------------------------
              (a) Without election of optional enhanced death
  benefit feature
              (b) With election of optional enhanced death
  benefit feature

                                                              FISCAL YEAR   FISCAL YEAR
                                                                 ENDING        ENDING
                                                                  2003          2004
                                                              ------------  ------------
  Flexible Income Portfolio (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $6.509    (a) $7.286
                                                              (b) $6.501    (b) $7.267
        Ending AUV..........................................  (a) $7.286    (a) $7.622
                                                              (b) $7.267    (b) $7.590
        Ending Number of AUs................................  (a) 98,131    (a) 148,126
                                                              (b) 2,678     (b) 22,076

----------------------------------------------------------------------------------------
  Growth Fund (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $4.568    (a) $6.148
                                                              (b) $4.560    (b) $6.130
        Ending AUV..........................................  (a) $6.148    (a) $6.539
                                                              (b) $6.130    (b) $6.509
        Ending Number of AUs................................  (a) 654       (a) 854
                                                              (b) 8,867     (b) 8,868

----------------------------------------------------------------------------------------
  Growth & Income Fund (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $4.407    (a) $5.806
                                                              (b) $4.407    (b) $5.798
        Ending AUV..........................................  (a) $5.806    (a) $6.218
                                                              (b) $5.798    (b) $6.201
        Ending Number of AUs................................  (a) 4,092     (a) 4,443
                                                              (b) 236       (b) 3,910

----------------------------------------------------------------------------------------
  Income Fund (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $6.243    (a) $6.673
                                                              (b) $6.236    (b) $6.656
        Ending AUV..........................................  (a) $6.673    (a) $6.919
                                                              (b) $6.656    (b) $6.892
        Ending Number of AUs................................  (a) 17,501    (a) 18,527
                                                              (b) 7,813     (b) 24,971

----------------------------------------------------------------------------------------
  International Growth Fund (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $3.560    (a) $5.023
                                                              (b) $3.543    (b) $4.992
        Ending AUV..........................................  (a) $5.023    (a) $5.605
                                                              (b) $4.992    (b) $5.562
        Ending Number of AUs................................  (a) 3,988     (a) 5,163
                                                              (b) 28        (b) 28

----------------------------------------------------------------------------------------
  Mid Cap Stock Fund (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $5.599    (a) $7.347
                                                              (b) $5.608    (b) $7.349
        Ending AUV..........................................  (a) $7.347    (a) $8.267
                                                              (b) $7.349    (b) $8.257
        Ending Number of AUs................................  (a) 4,299     (a) 17,499
                                                              (b) 18        (b) 1,920

----------------------------------------------------------------------------------------
  Money Market Fund (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $5.763    (a) $5.703
                                                              (b) $5.748    (b) $5.680
        Ending AUV..........................................  (a) $5.703    (a) $5.649
                                                              (b) $5.680    (b) $5.618
        Ending Number of AUs................................  (a) 12        (a) 5,216
                                                              (b) 12        (b) 12

----------------------------------------------------------------------------------------
  REIT Fund (Inception Date -- 10/1/03)
        Beginning AUV.......................................  (a) $10.600   (a) $11.535
                                                              (b) $10.605   (b) $11.501
        Ending AUV..........................................  (a) $11.535   (a) $15.132
                                                              (b) $11.501   (b) $14.939
        Ending Number of AUs................................  (a) 10        (a) 9,612
                                                              (b) 10        (b) 10

----------------------------------------------------------------------------------------
  Short Term Income Fund (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $6.227    (a) $6.406
                                                              (b) $6.225    (b) $6.396
        Ending AUV..........................................  (a) $6.406    (a) $6.409
                                                              (b) $6.396    (b) $6.389
        Ending Number of AUs................................  (a) 3,343     (a) 22,697
                                                              (b) 16        (b) 1,171

----------------------------------------------------------------------------------------
              (a) Without election of optional enhanced death
  benefit feature
              (b) With election of optional enhanced death
  benefit feature

                                                              FISCAL YEAR   FISCAL YEAR
                                                                 ENDING        ENDING
                                                                  2003          2004
                                                              ------------  ------------
  Small Cap Growth Fund (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $3.720    (a) $6.474
                                                              (b) $3.712    (b) $6.452
        Ending AUV..........................................  (a) $6.474    (a) $6.661
                                                              (b) $6.452    (b) $6.628
        Ending Number of AUs................................  (a) 3,746     (a) 7,345
                                                              (b) 27        (b) 26

----------------------------------------------------------------------------------------
  Strategic Growth Portfolio (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $6.541    (a) $8.959
                                                              (b) $6.531    (b) $8.934
        Ending AUV..........................................  (a) $8.959    (a) $9.927
                                                              (b) $8.934    (b) $9.885
        Ending Number of AUs................................  (a) 22,673    (a) 25,413
                                                              (b) 3,173     (b) 7,620

----------------------------------------------------------------------------------------
  U.S. Government Securities Fund (Inception
    Date -- 02/11/03)
        Beginning AUV.......................................  (a) $6.220    (a) $6.238
                                                              (b) $6.215    (b) $6.225
        Ending AUV..........................................  (a) $6.238    (a) $6.363
                                                              (b) $6.225    (b) $6.340
        Ending Number of AUs................................  (a) 2,796     (a) 2,950
                                                              (b) 21,057    (b) 4,882

----------------------------------------------------------------------------------------
  West Coast Equity Fund (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $6.451    (a) $9.438
                                                              (b) $6.440    (b) $9.410
        Ending AUV..........................................  (a) $9.438    (a) $10.475
                                                              (b) $9.410    (b) $10.428
        Ending Number of AUs................................  (a) 1,338     (a) 4,228
                                                              (b) 17        (b) 1,560

----------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST:
  LIT Comstock Portfolio (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $7.709    (a) $10.475
                                                              (b) $7.673    (b) $10.412
        Ending AUV..........................................  (a) $10.475   (a) $12.112
                                                              (b) $10.412   (b) $12.021
        Ending Number of AUs................................  (a) 440       (a) 578
                                                              (b) 29        (b) 3,897

----------------------------------------------------------------------------------------
              (a) Without election of optional enhanced death
  benefit feature
              (b) With election of optional enhanced death
  benefit feature

APPENDIX D - DIVERSIFIED STRATEGIES INCOME REWARDS EXAMPLES

--------------------------------------------------------------------------------


The following examples demonstrate the operation of the Diversified Strategies Income Rewards feature:



EXAMPLE 1:



Assume you elect Diversified Strategies Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. If you make no additional Purchase Payments and no withdrawals, your Withdrawal Benefit Base is $100,000 on the Benefit Availability Date.



     Your Stepped-Up Benefit Base equals Withdrawal Benefit Base plus the Step-Up Amount ($100,000 + (20% X $100,000) = $120,000). Your Maximum
     Annual Withdrawal Amount as of the Benefit Availability Date is 10% of your Withdrawal Benefit Base ($100,000 X 10% = $10,000). The Minimum Withdrawal Period is equal to the Stepped-Up Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 12 years ($120,000/$10,000). Therefore, you may take $120,000 in withdrawals of up to $10,000 annually over a minimum of 12 years beginning on or after the Benefit Availability Date.



EXAMPLE 2 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE FOR OPTIONS 1 AND 2:



Assume you elect Diversified Strategies Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.



     Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% X 100,000) = $90,000).
     Since the Step-Up Amount is zero because a withdrawal was made prior to the Benefit Availability Date, your Stepped-Up Benefit Base on the Benefit Availability Date equals your Withdrawal Benefit Base. Therefore, the Stepped-Up Benefit Base also equals $90,000. Your Maximum Annual Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 10 years ($90,000/$9,000 = 10).



EXAMPLE 3 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE FOR OPTION 3:



Assume you elect Diversified Strategies Income Rewards Option 3 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.



     Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% X 100,000) = $90,000).
     Since the withdrawal occurred prior to the Benefit Availability Date, your Step-Up Amount will be reduced to 30% of your Withdrawal Benefit Base ((30% X $90,000) = $27,000). Therefore, your Stepped-Up Benefit Base on the Benefit Availability Date equals the Withdrawal Benefit Base plus the Step-Up Amount (($90,000 + $27,000) = $117,000). Your Maximum Annual
     Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 13 years ($117,000/$9,000 = 13).



EXAMPLE 4 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAXIMUM ANNUAL WITHDRAWAL AMOUNT AFTER THE BENEFIT AVAILABILITY DATE:



Assume you elect Diversified Strategies Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $7,500 during the first year after the Benefit Availability Date.

     Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($10,000), your Stepped-Up Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($7,500). Your new Stepped-Up Benefit Base equals $112,500. Your Maximum Annual Withdrawal Amount remains $10,000. Your new Minimum Withdrawal Period following the withdrawal is equal to the new Stepped-Up Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($112,500/$10,000). Therefore, you may take withdrawals of up to $10,000 over a minimum of 11 years and 3 months.***



EXAMPLE 5 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT AFTER THE BENEFIT AVAILABILITY DATE:


Assume you elect Diversified Strategies Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. Your Withdrawal Benefit Base is $100,000 and your Stepped-Up Benefit Base is $120,000. You make a withdrawal of $15,000 during the first year after the Benefit Availability Date. Your contract value is $125,000 at the time of the withdrawal.

     Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($10,000), we recalculate your Stepped-Up Benefit Base ($120,000) by taking the lesser of two calculations. For the first calculation, we deduct the amount of the withdrawal from the Stepped-Up Benefit Base ($120,000 - $15,000 = $105,000). For the second calculation, we deduct the amount of the Maximum Annual Withdrawal Amount from the Stepped-Up Benefit Base ($120,000 - $10,000 = $110,000). Next, we calculate the excess portion of the withdrawal ($5,000) and determine the proportion by which the contract value was reduced by the excess portion of the withdrawal ($5,000 /$125,000 = 4%). Finally we reduce $110,000 by that proportion (4%) which equals $105,600. Your Stepped-Up Benefit Base is the lesser of these two calculations or $105,000. The Minimum Withdrawal Period following the withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (12 years) reduced by one year (11 years). Your Maximum Annual Withdrawal Amount is your Stepped-Up Benefit Base divided by your Minimum Withdrawal Period ($105,000/11), which equals $9,545.45.

--------------------------------------------------------------------------------

 Please forward a copy (without charge) of the WM Diversified Strategies(III) Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

       ------------------------------------------------------------------
       Name

       ------------------------------------------------------------------
       Address

       ------------------------------------------------------------------
       City/State/Zip

       ------------------------------------------------------------------

       Date:
       -----------------------------  Signed: ----------------------------

 Return to: First SunAmerica Life Insurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                                     Part II
                     Information Not Required in Prospectus

Item 14. Other Expenses of Issuance and Distribution.

      The following table sets forth the expenses in connection with the issuance and distribution of the securities being registered, other than underwriting discounts and commissions. All of the amounts shown are estimates, except the SEC registration fee.


             SEC registration fee..........................  $   6,068.00
             Printing and engraving........................  $  50,000.00
             Legal fees and expenses.......................  $  10,000.00
             Rating agency fees............................  $   7,500.00
             Miscellaneous.................................  $  10,000.00
                                                             ------------
                  Total....................................  $  83,568.00


Item 15. Indemnification of Directors and Officers.

      Section 719 of the Business Corporation Law of the State of New York permits the indemnification of directors, officers, employees and agents of New York corporations. Section 10 of the Company's By-Laws ("By-Laws") authorize the indemnification of directors and officers to the full extent required or permitted by the Laws of the State of New York, now or hereafter in force, whether such persons are serving the Company, or, at its request, any other entity, which indemnification shall include the advance of expenses under the procedures and to the full extent permitted by law. In addition, the Company's officers and directors are covered by certain directors' and officers' liability insurance policies maintained by the Company's parent.

Item 16. Exhibits and Financial Statements Schedules.


  Exhibit No.            Description
  -----------            -----------
      (1)         Form of Underwriting Agreement                                                           ***
      (2)         Plan of Acquisition, Reorganization, Arrangement, Liquidation or Succession              **
      (3)         (a)    Amended and Restated Articles of Incorporation                                    ***
                  (b)    Amended and Restated By-Laws                                                      ***
      (4)         (a)    Flexible Premium Individual Modified Guaranteed and Variable Annuity Contract     ****
                  (b)    Individual Modified Guaranteed and Variable Annuity Application                   ****
                  (c)    Variable Annuity Contract                                                         +
                  (d)    Application for Contract Annuity Application                                      +
      (5)         Opinion of Counsel re: Legality                                                          ++
      (6)         Opinion re Discount on Capital Shares                                                    **
      (7)         Opinion re Liquidation Preference                                                        **
      (8)         Opinion re Tax Matters                                                                   **
      (9)         Voting Trust Agreement                                                                   **
      (10)        Material Contracts                                                                       **
      (11)        Statement of Computation of Per Share Earnings                                           **
      (12)        Statement of Computation of Ratios                                                       **
      (14         Material Foreign Patents                                                                 **
      (15)        Letter re Unaudited Financial Information                                                **
      (16)        Letter re Change in Certifying Accountant                                                **
      (23)        (a)    Consent of Independent Registered Public Accounting Firm                          *

                  (b)    Consent of Attorney                                                               **
      (24)        Power of Attorney
                  (a)    September 2003                                                                    ++
                  (b)    April 2004                                                                        +++
      (25)        Statement of Eligibility of Trustee                                                      **
      (26)        Invitation of Competitive Bids                                                           **
      (27)        Financial Data Schedule                                                                  *****
      (28)        Information Reports Furnished to State Insurance Regulatory Authority                    **
      (29)        Other Exhibits                                                                           **


       *          Filed Herewith
       **         Not Applicable
      ***         Incorporated by reference to Post-Effective Amendment No. 7 to
                  File No. 033-85016, filed January 20, 1998, Accession No.
                  0000950148-98-000074.
      ****        Incorporated by reference to Post-Effective Amendment No. 8 to
                  File No. 033-85016, filed March 17, 1998, Accession No.
                  0000950148-98-000633.
     *****        Incorporated by reference to Post-Effective Amendment No. 11 to File No. 033-85016, filed February 2, 1999, Accession No.
                  0000950148-99-000188.

       + Incorporated by reference to Pre-Effective Amendment 1 and 1 filed on Form N-4 to File Nos. 333-101487 and 811-08810, filed January 2, 2003, Accession No. 0000898430-03-000003.


       ++ Incorporated by reference to Initial Registration Statement No. 333-109581 on Form S-3 filed October 9, 2003, Accession No. 0000950148-03-002455.


       +++ Incorporated by reference to Post-Effective Amendment 1 on Form S-3 to File Nos. 333-109581, filed April 22, 2004, Accession No. 0000950148-04-000774.


Item 17. Undertakings.

      The undersigned registrant, First SunAmerica Life Insurance Company, hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


      Pursuant to the requirement of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement File No. 333-109581 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California on this 27th day of April, 2005.


                                    FIRST SUNAMERICA LIFE INSURANCE
                                    COMPANY (Registrant)

                                    By: /s/ Jay S. Wintrob
                                        ----------------------------------------
                                        Jay S. Wintrob, Chief Executive Officer


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacity and on the dates indicated.


SIGNATURE                                      TITLE                       DATE
--------------------------------------------------------------------------------------
JAY S. WINTROB*                       Chief Executive Officer,          April 27, 2005
-----------------------------           President & Director
Jay S. Wintrob                     (Principal Executive Officer)

BRUCE R. ABRAMS*                             Director                   April 27, 2005
-----------------------------
Bruce R. Abrams


M. BERNARD AIDINOFF*                         Director                   April 27, 2005
-----------------------------
M. Bernard Aidinoff

JAMES R. BELARDI*                            Director                   April 27, 2005
-----------------------------
James R. Belardi

MARION E. FAJEN*                             Director                   April 27, 2005
-----------------------------
Marion E. Fajen

PATRICK J. FOLEY*                            Director                   April 27, 2005
-----------------------------
Patrick J. Foley

MARC H. GAMSIN*                              Director                   April 27, 2005
-----------------------------
Marc H. Gamsin

CECIL C. GAMWELL III*                        Director                   April 27, 2005
-----------------------------
Cecil C. Gamwell III


N. SCOTT GILLIS*                             Director,                  April 27, 2005
-----------------------------          Senior Vice President &
N. Scott Gillis                        Chief Financial Officer
                                    (Principal Financial Officer)

JANA W. GREER*                               Director                   April 27, 2005
-----------------------------
Jana W. Greer

JACK R. HARNES*                              Director                   April 27, 2005
-----------------------------
Jack R. Harnes

DAVID L. HERZOG*                             Director                   April 27, 2005
-----------------------------
David L. Herzog

JOHN I. HOWELL*                              Director                   April 27, 2005
-----------------------------
John I. Howell

CHRISTINE A. NIXON*                          Director                   April 27, 2005
-----------------------------
Christine A. Nixon

ERNEST T. PATRIKIS*                          Director                   April 27, 2005
-----------------------------
Ernest T. Patrikis

STEWART R. POLAKOV*             Senior Vice President & Controller      April 27, 2005
-----------------------------     (Principal Accounting Officer)
Stewart R. Polakov

*/s/ MALLARY REZNIK                                                     April 27, 2005
-----------------------------
Mallary Reznik
Attorney-In-Fact

                                  EXHIBIT INDEX


EXHIBIT NO.   DESCRIPTION

(23) (a)      Consent of Independent Registered Public Accounting Firm